[ARK LOGO]        ANNUAL REPORT   APRIL 30, 2000

[CENTER COVER PHOTO OMITTED]

                                        INTERNATIONAL EQUITY SELECTION PORTFOLIO

                                                     SMALL-CAP EQUITY PORTFOLIO

                                                        MID-CAP EQUITY PORTFOLIO


                                                       CAPITAL GROWTH PORTFOLIO

                                                    BLUE CHIP EQUITY PORTFOLIO


                                                      EQUITY INDEX PORTFOLIO

                                                     VALUE EQUITY PORTFOLIO

                                                  EQUITY INCOME PORTFOLIO

                                                     BALANCED  PORTFOLIO

                                                      INCOME PORTFOLIO

                                       U.S. GOVERNMENT BOND PORTFOLIO

                                INTERMEDIATE FIXED INCOME PORTFOLIO

                                         MD/PA TAX-FREE PORTFOLIOS

                                        SHORT-TERM BOND PORTFOLIO

                                  SHORT-TERM TREASURY PORTFOLIO

                          U.S. TREASURY MONEY MARKET PORTFOLIO

                      U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                            TAX-FREE MONEY MARKET PORTFOLIO

                                    MONEY MARKET PORTFOLIO

TABLE OF CONTENTS
----------------------------------------------------------
LETTER TO SHAREHOLDERS                           1

ECONOMIC AND INVESTMENT REVIEW                   2

MONEY MARKET PORTFOLIOS
MANAGEMENT DISCUSSION AND ANALYSIS
STATEMENTS OF NET ASSETS                         6

FIXED INCOME PORTFOLIOS
MANAGEMENT DISCUSSION AND ANALYSIS
STATEMENTS OF NET ASSETS                        19

EQUITY PORTFOLIOS
MANAGEMENT DISCUSSION AND ANALYSIS
STATEMENTS OF NET ASSETS                        49

STATEMENTS OF OPERATIONS                        96

STATEMENTS OF CHANGES IN NET ASSETS            100

FINANCIAL HIGHLIGHTS                           104

NOTES TO FINANCIAL STATEMENTS                  110

NOTICE TO SHAREHOLDERS                         116

INDEPENDENT AUDITORS' REPORT                   117

APRIL 30, 2000

DEAR ARK FUNDS SHAREHOLDERS:

What an exciting year for the ARK Family of Mutual Funds and its shareholders.

Strong fund performance, industry recognition and asset growth were the keynotes of this year. In this Annual Report, we'll update you on our progress and provide you with important information about our performance and portfolio holdings. In addition, we've included reviews from each of our portfolio managers, which will give you added insight into the management of each of the ARK Funds.

The highlights of this past fiscal year include:

STRONG PERFORMANCE -- A number of our funds exceeded the performance of their benchmarks. See inside this Annual Report for details on your particular fund(s).

NATIONAL AND LOCAL INDUSTRY RECOGNITION -- Our solid performance attracted recognition by the industry press, and a number of our funds were ranked highly by Lipper Analytical, Inc. ARK Funds coverage and recognition included:

 [bullet] ARK Small-Cap Equity Portfolio and portfolio manager Gil Knight profiled in THE WALL STREET TRANSCRIPT, and on BLOOMBERG NEWS and CNBC.COM.

 [bullet] ARK Balanced Portfolio and ARK Capital Growth Portfolio profiled in
          BALTIMORE MAGAZINE.

 [bullet] ARK Balanced Portfolio and ARK Blue Chip Equity Portfolio and their portfolio managers profiled on WORLDLYINVESTOR.COM.

 [bullet] ARK Blue Chip Equity Portfolio profiled in the BALTIMORE BUSINESS
          JOURNAL; portfolio managers Clyde Randall and Allen Ashcroft were also interviewed for THE WALL STREET TRANSCRIPT.

 [bullet] ARK Funds Family featured in the DAILY RECORD and the performance of our domestic equity funds recognized in MUTUAL FUNDS MAGAZINE.

 [bullet] ARK U.S. Government Money Market Portfolio continues to be ranked
          AAAm by Standard and Poor's and Aaa by Moody's Investors Service.

We are very happy with this industry recognition, and are pleased with the performance of our Portfolios.

GROWTH -- This year ARK Funds assets surpassed $6 billion. We've come a long way from our inception in 1993, and we have you to thank for that. Also this year, in order to broaden the choices for our retail investors and offer alternative pricing options, we added Retail Class A Shares of our ARK Mid-Cap Equity Portfolio, and Class B Shares of the ARK Maryland Tax-Free and ARK Pennsylvania Tax-Free Portfolios.

In addition, we've increased the number of ways you, as shareholders, can access information about the ARK Funds. Log on to our new web site, www.arkfunds.com. It provides you with up-to-date information about our Portfolios, including prices, yields and performance, as well as top ten holdings and investment objective and strategy. There are portfolio managers' quarterly reviews, our quarterly investment newsletter, and our Learning Center, which provides you with useful information about investing in mutual funds. In addition, if you are a Retail Shareholder, you can get up-to-date prices, yields and performance of our Retail Class A and B Portfolios by calling our automated ARK Funds Phoneline, 1-800-646-4ARK, 24 hours a day, seven days a week.

We hope that you are as pleased as we are with the ARK Funds performance and progress. Our goals continue to be asset growth, increased investment choices for investors and building upon our successes. Everyone here at ARK Funds thanks you for your trust. We look forward to continuing to help you meet your financial goals.

/S/ SIGNATURE OMITTED

William H. Cowie, Jr.
Chairman

ECONOMIC AND INVESTMENT REVIEW

APRIL 30, 2000

DEAR ARK FUNDS INVESTOR:

[photo omitted]

      As our fiscal year ends, we are proud to say that your ARK Funds have performed very well in a financial market environment that has been quite difficult. The accomplishments of our portfolio managers have begun to regularly receive positive press in the local and national media, a trend we hope to continue.
      During the last 12 months, the equity market has progressively transitioned from unbridled bullishness for "new economy" companies, to what appeared to be a full-blown correction as the fiscal year ended. It was a difficult time for bonds as well, but relative to equities, bonds performed very well. From an investors' psychological point of view, the glass has transitioned from being half-full to half-empty. This subtle change is having a significant impact on the financial markets.
      When investors are optimistic and feel that the glass is half-full, positive events are interpreted by extrapolating the good news into the future. When there is bad news, they will try to look for the silver lining. When they are pessimistic and they feel that the glass is half empty, investors interpret good news by thinking "Yes, this is good news, but what about tomorrow?" When the news is bad, this bad news is extrapolated into the future.
      The irony of market psychology is that the real world does not have to change much at all for the market to change materially. What caused investors to see the glass half-empty? We think there were four key events, most of which occurred in April of this year: an unexpected sharp rise in the consumer price index; extreme price volatility in an already volatile market; the Justice Department's proposal to break up Microsoft, and, last but not least, the valuation correction in the technology related sectors that has been under way for the last few months.
      Microsoft lost $190 billion in market capitalization during the month of April, most of which occurred after the Government's announcement, which recommended splitting the company into two pieces. To put $190 billion in context, it exceeds the total value of the 105 smallest companies in the S&P 500 index. The Microsoft news came on top of joint statements in early March from the Prime Minister of England and the President of the United States questioning the legality of biotechnology companies' patenting human genetic codes. These statements deflated the highly inflated biotechnology stocks and, most likely, acted to magnify the Microsoft news. The key issue here is that government involvement in business reduces predictability and increases market uncertainty. As we mentioned in our semi-annual report, change or the perception of change creates uncertainty, which in turn leads to increased price volatility, as investors become less confident in their ability to predict the future.
      The extreme volatility of the equity markets in April was more a function of the combination of strong GDP growth coupled with a higher-than-expected consumer price index (CPI), a proxy for inflation. It was a signal that the Federal Reserve might raise short-term rates by 1/2%, which of course they did. It also created fears that more rate increases would be required in the future to slow the very robust U.S. economy. During April, both the Dow Jones Industrial Average and the NASDAQ Composite suffered their worst point losses in history. The NASDAQ suffered its four worst one-day point losses ever and conversely, its four best point gains ever, all in the month of April. Needless to say, April was a very unnerving month for investors.
       The over-exuberance and subsequent speculative surge in Internet "new economy" stocks in the early summer of 1999 was based on the perception that the new economy was so powerful that it would quickly vanquish the old economy. We believe the Internet will be a powerful engine of change over the long-term. However, the fiberoptic backbone necessary to handle the huge bandwidth required to harvest the Internet's true potential is only partially complete. The bandwidth buildout continues at a rapid pace, but needs two to three years more to reach critical mass. For Internet-related stocks, reality and the shake-out began to set in as investors/speculators recognized that too many Internet "players" had entered the market, and that few had the capital to sustain their business plans during the years it would take for the infrastructure to be built. As of April 30th, the stock market was doing an excellent job of correcting the over-valuations in technology and telecommunication companies. The market, however, was unmerciful in taking the speculative fluff out of the Internet and biotechnology stocks. Unfortunately, the corrective phase has progressed beyond the well-needed valuation correction in the NASDAQ market.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

      Another dynamic has been added to the equation, fear that interest rates would have to rise further than expected to counter rising inflation, and ultimately creating a potential recession in the United States.
      New data was released indicating that the U.S. economy was continuing to grow robustly, and, more important, the inflation rate, at least in the short-term, had begun to rise for the first time in many years. Higher inflation was driven by rising labor costs and sharp increases in energy prices and healthcare. The resultant 1/2% rise in interest rates by the Federal Reserve in mid-May created concerns that to "nip inflation in the bud," the Federal Reserve would take a more aggressive approach to fighting inflation, requiring increasingly higher interest rates, which would eventually risk slowing the U.S. economy, possibly into a recession. These fears caused the financial markets to adopt portfolio contingency plans to prepare for a recession. Financial markets acted by rounding up (i.e., selling) the usual suspects - financial stocks; economically sensitive companies and compounded the heavy selling pressure on the technology sector. Bond yields also rose and quality spreads widened between government-backed bonds and corporate and other non-government obligations because of the perceived credit risks and recession fears. The bond market is currently further out of calibration because of the normal 30-year treasury benchmark. The yield on the 30-year government bond is artificially low because the bonds are in the process of being repurchased by applying funds from the large federal budget surplus expected over the next three to five years. Currently, the yield curve is inverted, meaning that short-term notes and bonds are yielding more than progressively longer-term issues, a harbinger of caution for the financial markets.
      As painful as the current correction is, it is very healthy for the financial market. It has been a long time coming and will have a sobering effect because of its significantly greater magnitude and duration than the traditional short five percent to 10 percent "dips and bounce-back" we have experienced in the past five years or so.
      The U.S. economy is beginning to show signs of slowing. The recent 1/2% rise in short-term rates appears to have caught everyone's attention, as have declining stock prices; both should help slow the economy. At present, we think the odds of a recession are remote for at least the next six to nine months. Inflation will be receiving the most attention from Wall Street, especially by the equity market. While we do not believe that the inflation "genie" is completely out of the bottle, it is a concern and investors who are already experiencing difficulties with market valuations are very nervous. Markets can deal with good news and bad news because they are qualifiable, but they don't like uncertainty and it will take a few months to get a better sense of the economic and inflationary environments. If the economy slows modestly, and inflation stabilizes, the Federal Reserve may not have to raise interest rates much more from current levels. Should that happen, the financial markets would likely rebound sharply, increasing the probability that the second half of the year would see both stocks and bonds significantly higher.
      We remain very focused on the long-term. We have the advantage of a highly experienced staff with an average experience level of more than 13 years per portfolio manager. We are smart enough not to try to predict what the markets will do over the short term, and experienced enough to know that regardless of the market environment, there are always individual opportunities available; that is where our focus will be. Market corrections are excellent times to prepare portfolios for the next "up" cycle. We keep reminding ourselves that not much has changed and the United States is the best fundamentally positioned country in the world. Thank you for your continuing support in this period of volatility.


      Sincerely,

      /S/ SIGNATURE OMITTED

      J. Eric Leo

      CHIEF INVESTMENT OFFICER
      ALLIED INVESTMENT ADVISORS, INC.

THE ARK FUNDS FAMILY

          The ARK Funds Family offers a comprehensive range of money market, fixed income, and equity portfolios designed to meet both short and long-term needs. Whether you're looking to enhance short-term income, gain tax advantages, or achieve long-term growth, ARK Funds offers a variety of mutual fund solutions.
               Take a look at the ARK Funds Portfolio line-up on the opposite page. Choices ranging from money market funds, to municipal bond funds, to blue chip and international equity funds allow you to diversify your investments within one mutual fund family.
               Seventeen Retail Class A, eight Retail Class B and twenty Institutional Class portfolios are available.

ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

[RISK,CHART OMITTED]

                                              AS A RULE, INVESTMENTS,
                                              SUCH AS STOCKS, WITH
                                              GREATER PERCEIVED RISKS
                                              ALSO HAVE THE POTENTIAL
                                              FOR GREATER RETURNS
                                              THAN FIXED-INCOME
                                              INVESTMENTS. KEEP IN
                                              MIND STOCKS ALSO HAVE
                                              GREATER PRICE FLUCTUATIONS
                                              ("VOLATILITY") AND RISKS
                                              THAN FIXED-INCOME
                                              INVESTMENTS, WHICH MAY
                                              NOT MAKE THEM APPROPRIATE
                                              FOR THE SHORT-TERM
                                              INVESTOR OR THOSE WHOSE
                                              PRIMARY CONCERN IS
                                              PRESERVATION OF PRINCIPAL
                                              AMOUNT INVESTED. IF YOU
                                              ARE INVESTING FOR THE
                                              LONG-TERM AND WILL NOT
                                              NEED YOUR INVESTMENT FOR
                                              SEVERAL YEARS IN THE
                                              FUTURE, THEN INVESTING IN
                                              AN EQUITY-BASED MUTUAL
                                              FUND MAY BE APPROPRIATE.

MONEY MARKET PORTFOLIOS

MANAGEMENT DISCUSSION AND ANALYSIS

OUR MONEY MARKET INVESTMENT MANAGEMENT PHILOSOPHY IS DEFINED BY THREE
OBJECTIVES: TO PROVIDE PRESERVATION OF PRINCIPAL, TO MAINTAIN DAILY LIQUIDITY, AND TO MAXIMIZE CURRENT INCOME. TO ACHIEVE THESE OBJECTIVES, WE ACTIVELY MANAGE THE MONEY MARKET PORTFOLIOS UTILIZING OUR CONSERVATIVE AND HIGHLY DISCIPLINED RELATIVE-VALUE APPROACH, WHICH IS CONSTANTLY MONITORED AND REVIEWED TO ENSURE THAT OUR SHAREHOLDERS' GOALS ARE REALIZED.
      TO PRESERVE PRINCIPAL, WE INCLUDE ON OUR APPROVED LIST ONLY THOSE ISSUERS THAT PASS OUR STRINGENT CREDIT EVALUATION PROCESS. THE GOAL OF THE CREDIT EVALUATION PROCESS IS TO SELECT HIGH-QUALITY ISSUERS THAT PRESENT MINIMAL CREDIT RISK. THE EVALUATION PROCESS IS BASED ON BOTH QUANTITATIVE AND QUALITATIVE FACTORS THAT HIGHLIGHT THE ISSUER'S ABILITY TO MAINTAIN ITS CREDIT RATING AND LEADING INDUSTRY POSITION. ISSUERS ARE MONITORED AND REVIEWED BY THE ALLIED INVESTMENT ADVISORS INVESTMENT POLICY COMMITTEE, WHICH IS COMPRISED OF SENIOR PERSONNEL FROM ALLIED INVESTMENT ADVISORS, INC.
      TO PROVIDE DAILY LIQUIDITY, WE MANAGE OUR MATURITIES AND ENGAGE IN OVERNIGHT REPURCHASE AGREEMENTS WITH APPROVED BROKER/DEALERS THAT HAVE
OBTAINED THE HIGHEST SHORT-TERM RATINGS. EACH REPURCHASE AGREEMENT IS COLLATERALIZED BY U.S. TREASURY OR U.S. GOVERNMENT AGENCY COLLATERAL.
      TO MAXIMIZE CURRENT INCOME, WE ACTIVELY MANAGE THE PORTFOLIOS. WE SEEK TO TAKE ADVANTAGE OF SHORT-LIVED TRADING OPPORTUNITIES AND MARKET INEFFICIENCIES BY EMPLOYING A RELATIVE-VALUE APPROACH THAT EMPHASIZES SECURITY SELECTION.
      EACH PORTFOLIO'S STRATEGY STARTS WITH AN AVERAGE MATURITY DECISION. THIS DECISION IS DETERMINED BY A NUMBER OF FACTORS, SUCH AS ANALYSIS OF OUR SHAREHOLDERS' LIQUIDITY NEEDS, EXPECTED FEDERAL RESERVE MONETARY POLICY AND YIELD CURVE, AND IMPLIED FORWARD INTEREST-RATE ANALYSIS.
      UPON DETERMINING THE PORTFOLIO'S AVERAGE MATURITY, WE ANALYZE EACH
MARKET SECTOR TO DETERMINE WHICH SECTORS ARE CHEAP, THUS PROVIDING VALUE, AND WHICH SECTORS ARE EXPENSIVE. INDIVIDUAL SECURITIES ARE THEN SELECTED FROM OUR APPROVED LIST. THIS IN-DEPTH ANALYSIS ALLOWS US TO IDENTIFY MARKET INEFFICIENCIES AND TRADING OPPORTUNITIES.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

MONEY MARKET PORTFOLIOS

[PHOTO OMITTED]

JAMES M. HANNAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

JAMES M. HANNAN IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS AND THE SHORT-TERM TREASURY PORTFOLIO. HE HAS MORE THAN 11 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK

The money market interest rate environment was dominated by the Federal Reserve's tightening monetary policy on five different occasions during the past fiscal year. The Federal Reserve began reversing its eases of 1998 in the summer of 1999 as the U.S. economy continued to grow too fast for its comfort level. It raised the fed funds target from 4.75% to its current level of 6%. The goal is to keep inflation from moving much higher by slowing the pace of economic growth. During the past year the ARK Money Market Portfolios' yields also increased. For example, the ARK Money Market Portfolio's Institutional Class seven-day yield increased from 4.67% for the seven days ending May 28, 1999 to 5.79% for the seven days ended April 28, 2000.
      The U.S. economy set a record for the longest economic expansion during February 2000, surpassing the economic expansion of the 1960s. The unemployment rate fell to a 30-year low of 3.9% for the month of April 2000. The economy grew at a 5% rate for the year ended March 2000. Consumers led the advance as consumer spending rose at its fastest pace since the early 1990s. The tight labor markets and a spike in energy prices provided the catalyst for higher inflation. The Consumer Price Index increased to 3.7% for the year ending in March, up from only 1.8% for 1999. However, the core rate of inflation has increased by only 2.4% for the same period. The Federal Reserve's concern is that excessive economic growth will lead to higher inflation, and that, in turn, will require stronger medicine (i.e., higher interest rates) to slow the economy and keep inflation under control. Currently, we are expecting the Federal Reserve to raise short-term interest rates by another 1/2% by early summer. Implied interest rate analysis reveals that the market is anticipating the Federal Reserve to raise interest rates by 1% over the next six months.
      In response to this interest rate environment, our strategy was to shorten the average maturity of the Portfolios. For example, the Money Market Portfolio's average maturity declined from 60 days as of May 14, 1999 to 42 days as of April 30, 2000. We also continued to utilize a barbell portfolio structure, which is comprised of higher-yielding, longer-dated securities and a large percentage of portfolio assets invested with very short maturities. As an example, the ARK U.S. Government Money Market Portfolio, which continues to receive the highest ratings of Aaa from Moody's Investor Service, Inc. and AAAm from Standard & Poor's Ratings Group, increased its overnight investment position from 32% of the Portfolio as of May 14, 1999, to 63% at the end of April 2000. This strategy will allow the Portfolio to reinvest in higher-yielding securities once the Federal Reserve tightens monetary policy as we expect it to do.

MONEY MARKET PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MONEY MARKET PORTFOLIOS CONTINUED

      Throughout the year, the ARK Funds Money Market Portfolios continued to meet their investment objectives of providing preservation of principal, daily liquidity and current income. Each Portfolio continued to outperform the appropriate IBC Financial Inc. average yield. Our investment process is to actively manage the Portfolios. The appropriate average maturity for each Portfolio is determined by considering our shareholders' liquidity needs, expected monetary policy, the shape and slope of the yield curve and implied interest rate analysis. Commercial paper and corporate securities are purchased only from those issuers that meet our stringent credit evaluation standards. The credit quality of each issuer on our approved list is monitored to ensure that high credit quality is maintained. Individual securities are then selected after the completion of a relative-value analysis. Looking forward, we will continue to actively manage the Portfolios utilizing our conservative and highly disciplined relative-value approach.

MONEY MARKET PORTFOLIO
PERFORMANCE AS OF

APRIL 30, 2000*


[GRAPHIC CHART OMITTED]
[PLOT POINTS FOLLOW]

         ARK FUNDS MONEY MARKET PORTFOLIO, INSTITUTIONAL CLASS
         IBC/FINANCIAL DATA FIRST TIER INSTITUTIONS ONLY[DAGGER]
         ARK FUNDS MONEY MARKET, RETAIL CLASS A
         IBC/FINANCIAL DATA FIRST TIER[DAGGER]
         ARK FUNDS MONEY MARKET, INSTITUTIONAL II CLASS

5/31/99  4.7      4.57     4.47     4.19    4.63
6/30/99  4.72     4.57     4.49     4.23    4.65
7/31/99  4.85     4.71     4.62     4.35    4.77
8/31/99  4.92     4.82     4.69     4.47    4.85
9/30/99  5.06     4.97     4.83     4.62    4.99
10/31/99 5.17     5.09     4.94     4.74    5.1
11/30/99 5.33     5.22     5.1      4.88    5.26
12/31/99 5.53     5.42     5.3      5.09    5.46
1/31/00  5.51     5.45     5.28     5.13    5.44
2/29/00  5.53     5.5      5.3      5.15    5.46
3/31/00  5.65     5.57     5.42     5.22    5.58
4/30/00  5.78     5.72     5.55     5.38    5.71


TAX-FREE MONEY MARKET PORTFOLIO
PERFORMANCE AS OF
APRIL 30, 2000*


[GRAPHIC CHART OMITTED]
[PLOT POINTS FOLLOWS]

        ARK TAX-FREE MONEY MARKET PORTFOLIO, INSTITUTIONAL CLASS
        IBC/FINANCIAL DATA TAX-FREE INSTITUTIONS ONLY[DAGGER]
        ARK TAX-FREE MONEY MARKET, RETAIL CLASS A
        IBC/FINANCIAL DATA TAX-FREE STOCKBROKER & GENERAL PURPOSE [DAGGER] ARK TAX-FREE MONEY MARKET, INSTITUTIONAL II CLASS

5/31/99  3.09     3.08     2.86     2.79    3.02
6/30/99  2.94     2.92     2.71     2.65    2.87
7/31/99  2.71     2.78     2.48     2.54    2.64
8/31/99  2.79     2.8      2.56     2.58    2.72
9/30/99  3.03     2.98     2.8      2.76    2.96
10/31/99 3.06     3.03     2.83     2.8     2.99
11/31/99 3.22     3.23     2.99     2.99    3.15
12/31/99 3.44     3.6      3.21     3.33    3.37
1/31/00  3.08     3.07     2.85     2.85    3.01
2/29/00  3.15     3.22     2.92     2.97    3.08
3/31/00  3.31     3.39     3.08     3.13    3.24
4/30/00  3.62     3.67     3.39     3.43    3.55

U.S. GOVERNMENT MONEY MARKET
PORTFOLIO PERFORMANCE AS OF

APRIL 30, 2000*


[GRAPHIC CHART OMITTED]
[PLOT POINTS FOLLOWS]

         ARK U.S. GOVERNMENT MONEY MARKET PORTFOLIO, INSTITUTIONAL CLASS IBC/FINANCIAL DATA GOVERNMENT ONLY INSTITUTIONS ONLY[DAGGER]
         ARK U.S. GOVERNMENT MONEY MARKET, RETAIL CLASS A
         IBC/FINANCIAL DATA U.S. GOVERNMENT & AGENCIES[DAGGER]
         ARK U.S. GOVERNMENT MONEY MARKET PORTFOLIO, INSTITUTIONAL II CLASS

5/31/99  4.55     4.37     4.32     4.18    4.48
6/30/99  4.55     4.37     4.32     4.2     4.48
7/31/99  4.68     4.5      4.45     4.32    4.61
8/31/99  4.74     4.6      4.51     4.44    4.67
9/30/99  4.87     4.74     4.64     4.58    4.8
10/31/99 4.9      4.77     4.67     4.66    4.83
11/31/99 5.06     4.92     4.83     4.81    4.99
12/31/99 5.14     4.97     4.91     4.89    5.07
1/31/00  5.26     5.1      5.03     4.98    5.19
2/29/00  5.4      5.26     5.17     5.13    5.33
3/31/00  5.5      5.37     5.27     5.22    5.43
4/30/00  5.66     5.52     5.44     5.37    5.59

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

U.S. TREASURY MONEY MARKET
PORTFOLIO PERFORMANCE AS OF
APRIL 30, 2000*


         ARK U.S. TREASURY MONEY MARKET, INSTITUTIONAL CLASS
         IBC/FINANCIAL DATA 100% U.S. TREASURY[DAGGER]
         ARK U.S. TREASURY MONEY MARKET, RETAIL CLASS A
         ARK U.S. TREASURY MONEY MARKET, INSTITUTIONAL II CLASS

5/31/99  4.12     3.93     3.89     4.05
6/30/99  4.22     3.97     3.99     4.15
7/31/99  4.22     4.03     3.99     4.15
8/31/99  4.29     4.12     4.06     4.22
9/30/99  4.44     4.24     4.21     4.37
10/31/99 4.49     4.25     4.26     4.42
11/30/99 4.58     4.39     4.35     4.51
12/31/99 4.68     4.59     4.45     4.61
1/31/00  4.83     4.65     4.6      4.76
2/29/00  5.04     4.79     4.81     4.97
3/31/00  5.24     4.97     5.01     5.17
4/30/00  5.29     5.12     5.06     5.21

* Past performance of the Portfolios is not predictive of future performance.

+ The performance of the IBC/Financial Data indices does not include operating expenses that are incurred by the Portfolio.

MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

[pie chart omitted]
[plot points follow]

% OF TOTAL PORTFOLIO INVESTMENTS

Repurchase Agreements -- 5%

Taxable Municipal Bonds -- 8%

Certificates of Deposit -- 3%

Commercial Paper -- 32%

Asset-Backed Securities -- 3%

Corporate Obligations -- 47%

U.S. Government Agency Obligations -- 2%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 2.4%
    FEDERAL HOME LOAN BANK DISCOUNT NOTE (A)
       5.882%, 05/01/00          $25,000          $ 25,000
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
    (Cost $25,000)                                 $25,000
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 47.1%
    BANKS -- 3.7%
    CHASE MANHATTAN (B)
       6.188%, 05/25/00           24,000            23,999
    FIRST UNION NATIONAL BANK (B)
       6.338%, 06/27/00           15,000            14,994
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $38,993
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 16.3%
    ASSOCIATES FIRST CAPITAL
       6.350%, 09/15/00            5,000             5,002
    ASSOCIATES N.A.
       6.375%, 06/15/00            2,000             2,001
    AT&T CAPITAL, MTN
       7.500%, 11/15/00            8,500             8,559
    BETA FINANCE, MTN (B) (C)
       6.347%, 05/02/00           25,000            25,000
    BETA FINANCE, MTN (C)
       5.980%, 08/07/00           10,000            10,000
    CAPITAL ONE FUNDING,
     SERIES 1995-C (B) (C)
       6.200%, 05/04/00            3,100             3,100
    CAPITAL ONE FUNDING,
     SERIES 1996-H (B) (C)
       6.200%, 05/04/00            3,800             3,800
    CIT GROUP HOLDINGS, MTN
       5.850%, 05/26/00           15,000            14,998
       6.200%, 10/20/00            5,900             5,897
    CIT GROUP HOLDINGS, MTN (B)
       6.133%, 05/01/00           10,000            10,000
    HOUSEHOLD FINANCE, MTN (B)
       6.340%, 05/01/00           40,000            39,989
    MORGAN STANLEY, MTN (B)
       6.230%, 06/13/00           25,000            25,029
    TEXTRON FINANCIAL (B) (C)
       6.250%, 05/01/00           20,000            20,000
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                      $173,375
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIO CONTINUED

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    INDUSTRIAL -- 4.2%
    CONAGRA (B) (C)
       6.340%, 06/11/00          $ 5,000          $  4,999
    GTE (B)
       6.300%, 05/01/00           10,000             9,995
       6.175%, 06/12/00           30,000            29,998
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                              $ 44,992
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.1%
    BOB SUMEREL TIRE, LOC (B) (C)
       6.230%, 05/03/00            5,250             5,250
    ELSINORE PROPERTIES, LOC (B)
       6.230%, 05/05/00            9,900             9,900
    REYNOLDS ROAD FITNESS CENTER,
     SERIES 1998, LOC (B) (C)
       6.200%, 05/04/00            5,900             5,900
    TRAP ROCK INDUSTRY, DEMAND
     RB, LOC (B)
       6.310%, 05/03/00            1,500             1,500
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES         $ 22,550
--------------------------------------------------------------------------------
    PERSONAL CREDIT INSTITUTIONS -- 7.1%
    FORD MOTOR CREDIT, MTN (B)
       6.240%, 05/01/00           25,000            24,993
       6.160%, 05/10/00           10,000            10,000
    GENERAL MOTORS ACCEPTANCE, MTN (B)
       6.040%, 07/30/00           15,000            14,994
    XEROX CAPITAL EUROPE PLC,
     YANKEE MTN, SERIES F (B)
       6.221%, 07/30/00           15,000            14,998
    XEROX CREDIT, MTN
       5.635%, 07/14/00           10,000             9,999
--------------------------------------------------------------------------------
    TOTAL PERSONAL CREDIT INSTITUTIONS            $ 74,984
--------------------------------------------------------------------------------
    SECURITY BROKERS & DEALERS -- 13.7%
    BEAR STEARNS, MTN, SERIES B (B)
       6.070%, 05/10/00           25,000            25,000
       6.380%, 06/30/00           15,000            15,000
    GOLDMAN SACHS GROUP, MTN (B)
       6.711%, 07/08/00           10,000            10,031
    GOLDMAN SACHS GROUP,
     MTN (B) (C)
       6.406%, 06/15/00           10,000            10,000
    GOLDMAN SACHS GROUP,
     MTN, SERIES B (B)
       6.310%, 05/01/00           15,000            15,000
    LEHMAN BROTHERS HOLDINGS
       6.500%, 07/18/00            3,300             3,300
       6.890%, 10/10/00            3,180             3,183
       6.125%, 02/01/01           13,400            13,327
    LEHMAN BROTHERS HOLDINGS, MTN
       6.330%, 08/01/00           15,000            15,007
    MERRILL LYNCH, MTN
       6.885%, 03/30/01           10,000            10,000
    MERRILL LYNCH, MTN (B)
       6.298%, 06/25/00           25,000            25,009
--------------------------------------------------------------------------------
    TOTAL SECURITY BROKERS & DEALERS              $144,857
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $499,751)                               $499,751
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.8%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    FOREIGN BANKS -- 2.8%
    DEUTSCHE BANK NY
       5.250%, 05/18/00          $10,000          $  9,999
    UBS AG STAMFORD CONNECTICUT
       6.500%, 01/08/01           20,000            19,993
--------------------------------------------------------------------------------
    TOTAL FOREIGN BANKS                           $ 29,992
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
    (Cost $29,992)                                $ 29,992
--------------------------------------------------------------------------------
COMMERCIAL PAPER (A) -- 32.1%
    ATLANTIS ONE
       6.001%, 05/12/00           40,000            39,928
    BAVARIA TRR
       6.061%, 05/09/00           10,000             9,987
       6.083%, 05/23/00           19,000            18,930
       6.100%, 05/23/00           10,100            10,062
    CIESCO LP
       5.952%, 05/03/00           20,000            19,993
    CORPORATE ASSET FUNDING
       6.094%, 06/01/00           40,000            39,792
    DAKOTA CERTIFICATE
       6.010%, 05/05/00           20,000            19,987
       6.028%, 05/05/00           10,000             9,993
    DELAWARE FUNDING
       6.042%, 05/08/00           17,726            17,705
       6.107%, 06/23/00           24,991            24,767
    EDISON ASSET SECURITIZATION
       6.107%, 05/17/00           25,546            25,477
       6.086%, 05/25/00           15,000            14,939
    EXXON MOBIL AUSTRALIA
       5.997%, 05/04/00           15,000            14,992
    EXXON IMPERIAL
       5.957%, 05/04/00           11,000            10,995
    MCI WORLDCOM
       6.102%, 05/17/00            5,000             4,987
    PEPSICO
       6.003%, 05/01/00           27,600            27,600
    TEXAS UTILITIES (C)
       6.107%, 05/17/00            5,000             4,987
    WELLS FARGO
       6.018%, 05/15/00           25,000            24,942
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
    (Cost $340,063)                               $340,063
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 7.6%
    CALIFORNIA -- 2.4%
    OAKLAND-ALAMEDIA COLISEUM CP
       6.080%, 05/12/00           17,500            17,500
    RIVERSIDE COUNTY COP, LOC (B)
       6.150%, 05/03/00            7,800             7,800
--------------------------------------------------------------------------------
    TOTAL CALIFORNIA                              $ 25,300
--------------------------------------------------------------------------------
    ILLINOIS -- 0.8%
    ILLINOIS STATE HEALTH FACILITIES
     RB, MBIA (B)
       6.150%, 05/03/00            8,500             8,500
--------------------------------------------------------------------------------
    TOTAL ILLINOIS                                $  8,500
--------------------------------------------------------------------------------
 10

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND -- 0.5%
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES RB,
     SERIES B, LOC (B)
       6.250%, 05/03/00          $ 4,900          $  4,900
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                 $ 4,900
--------------------------------------------------------------------------------
    NEW JERSEY -- 0.4%
    NEW JERSEY STATE ECONOMIC
     DEVELOPMENT AUTHORITY
     RB, LOC (B)
       6.310%, 05/03/00            4,400             4,400
--------------------------------------------------------------------------------
    TOTAL NEW JERSEY                               $ 4,400
--------------------------------------------------------------------------------
    NEW YORK -- 1.1%
    NEW YORK CITY, CP
       6.180%, 06/05/00           12,000            12,000
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                 $12,000
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 0.6%
    DURHAM COP, SERIES B (B)
       6.150%, 05/03/00            1,500             1,500
    WINSTON-SALEM, COP, LOC
       6.090%, 06/01/00            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                           $ 6,500
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 0.0%
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT FINANCE AUTHORITY
     RB, LOC (B)
       6.250%, 05/04/00              425               425
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                              $  425
--------------------------------------------------------------------------------
    TEXAS -- 1.8%
    TEXAS STATE GO, VETERANS HOUSING
     ASSISTANCE PROGRAM (B)
       6.150%, 05/03/00           10,000            10,000
    TEXAS STATE GO, VETERANS LAND
     REFUNDING PROGRAM (B)
       6.150%, 05/03/00            8,920             8,920
--------------------------------------------------------------------------------
    TOTAL TEXAS                                    $18,920
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (Cost $80,945)                                 $80,945
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.3%
    FORD CREDIT AUTO OWNER TRUST,
     SERIES 2000-A, CLASS A2
       6.217%, 12/15/00           35,000            35,000
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $35,000)                                 $35,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.3%
    GOLDMAN SACHS
     (5.250%, dated 04/28/00, matures
     05/01/00, repurchase price
     $19,115,988 (collateralized
     by U.S. Treasury Note: total
     market value $20,267,857)    19,108            19,108


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    SALOMON BROTHERS
     (5.720%, dated 04/28/00, matures
     05/01/00, repurchase price
     $27,012,870 (collateralized
     by U.S. Treasury Note: total
     market value $27,551,565)   $27,000         $  27,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $46,108)                               $  46,108
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
    (Cost $1,056,859)                           $1,056,859
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.4%       $    4,095
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 509,166,582 outstanding shares
  of beneficial interest                          509,150
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 251,134,060 outstanding shares
  of beneficial interest                          251,124
Portfolio Shares of Retail Class B
  (unlimited authorization -- no par value)
   based on 23,023 outstanding shares
   of beneficial interest                               23
Portfolio Shares of Institutional II Class
  (unlimited authorization -- no par value)
   based on 300,602,755 outstanding shares
   of beneficial interest                          300,600
Undistributed net investment income                     64
Distributions in excess of net realized
   gain on investments                                  (7)
================================================================================
TOTAL NET ASSETS -- 100.0%                      $1,060,954
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE - INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE - RETAIL CLASS A                 $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE - RETAIL CLASS B                 $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE - INSTITUTIONAL II CLASS         $1.00
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
COP--CERTIFICATE OF PARTICIPATION
CP--COMMERCIAL PAPER
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED
     BY A MAJOR BANK OR OTHER FINANCIAL INSTITUTION.
MTN--MEDIUM TERM NOTE
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITES LISTED ABOVE, AS INDICATED.
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MONEY MARKET PORTFOLIOS

TAX-FREE MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

[pie chart omitted]
[plot points follow]

% OF TOTAL PORTFOLIO INVESTMENTS

Anticipation Notes -- 4%

General Obligations -- 4%

Tax-Exempt Commercial Paper -- 14%

Participation Notes -- 6%

Revenue Bonds -- 72%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 98.5%
    ARIZONA -- 1.8%
    ARIZONA SCHOOL DISTRICT TAN
       4.500%, 07/31/00           $2,000           $ 2,002
    MARICOPA, POLLUTION CONTROL
     RB, ARIZONA PUBLIC SERVICES,
     SERIES B (A)
       6.050%, 05/01/00              600               600
--------------------------------------------------------------------------------
    TOTAL ARIZONA                                   $2,602
--------------------------------------------------------------------------------
    CALIFORNIA -- 0.6%
    LOS ANGELES COUNTY, METROPOLITAN
     TRANSIT AUTHORITY
     RB, AMBAC (A)
       5.200%, 05/03/00              900               900
--------------------------------------------------------------------------------
    TOTAL CALIFORNIA                                $  900
--------------------------------------------------------------------------------
    COLORADO -- 0.8%
    COLORADO STATE EDUCATIONAL
     FACILITIES AUTHORITY RB,
     PRO RODEO HALL OF FAME
     PROJECT, LOC (A)
       5.100%, 05/04/00            1,135             1,135
--------------------------------------------------------------------------------
    TOTAL COLORADO                                  $1,135
--------------------------------------------------------------------------------
    DISTRICT OF COLUMBIA -- 2.1%
    DISTRICT OF COLUMBIA TECP,
     NATIONAL ACADEMY OF SCIENCES,
     SERIES B, AMBAC
       3.900%, 05/22/00            3,000             3,000
--------------------------------------------------------------------------------
    TOTAL DISTRICT OF COLUMBIA                      $3,000
--------------------------------------------------------------------------------
    FLORIDA -- 4.2%
    SUNSHINE STATE TECP, GOVERNMENT
     FINANCING COMMISSION, SERIES A
       4.000%, 06/01/00            3,050             3,050
    SUNSHINE STATE TECP, GOVERNMENT
     FINANCING COMMISSION
       4.000%, 06/06/00            3,000             3,000
--------------------------------------------------------------------------------
    TOTAL FLORIDA                                   $6,050
--------------------------------------------------------------------------------

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    GEORGIA -- 2.1%
    HAPEVILLE, INDUSTRIAL DEVELOPMENT
     AUTHORITY RB, HAPEVILLE
     HOTEL PROJECT, LOC (A)
       6.050%, 05/01/00           $3,000           $ 3,000
--------------------------------------------------------------------------------
    TOTAL GEORGIA                                   $3,000
--------------------------------------------------------------------------------
    ILLINOIS -- 2.3%
    ILLINOIS STATE HEALTH FACILITY
     AUTHORITY RB, SWEDISH
     COVENANT HOSPITAL PROJECT,
     AMBAC (A)
       5.000%, 05/03/00            3,300             3,300
--------------------------------------------------------------------------------
    TOTAL ILLINOIS                                  $3,300
--------------------------------------------------------------------------------
    INDIANA -- 1.7%
    LAWRENCE-FORT HARRISON RB,
     FORT HARRISON MILITARY BASE
     REUSE AUTHORITY, LOC (A)
       4.650%, 05/01/00            2,500             2,500
--------------------------------------------------------------------------------
    TOTAL INDIANA                                   $2,500
--------------------------------------------------------------------------------
    KENTUCKY -- 3.8%
    JEFFERSON COUNTY, RETIREMENT
     HOME RB, NAZARETH PROJECT (A)
       5.180%, 05/05/00            5,500             5,500
--------------------------------------------------------------------------------
    TOTAL KENTUCKY                                  $5,500
--------------------------------------------------------------------------------
    LOUISIANA -- 1.0%
    LOUISIANA STATE PUBLIC FACILITIES
     AUTHORITY RB, KENNER HOTEL
     PROJECT, LOC (A)
       6.050%, 05/01/00            1,500             1,500
--------------------------------------------------------------------------------
    TOTAL LOUISIANA                                 $1,500
--------------------------------------------------------------------------------
    MARYLAND -- 33.1%
    BALTIMORE COUNTY, GARRISON
     FOREST SCHOOL PROJECT RB,
     LOC (A)
       5.100%, 05/04/00            3,000             3,000
    BALTIMORE COUNTY, POLLUTION
     CONTROL RB, BG&E
     PROJECT, SPA
       4.050%, 06/01/00            4,000             4,000
    FREDERICK COUNTY, EDUCATIONAL
     FACILITIES RB, MOUNT
     ST. MARY'S COLLEGE (A)
       5.100%, 05/04/00            4,000             4,000
    HOWARD COUNTY BAN, SERIES A
       4.500%, 04/13/01            2,000             2,006
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A,
     PRE-REFUNDED @ 100 (B)
       6.900%, 05/15/00            1,000             1,001

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE DEPARTMENT OF
     HOUSING & COMMUNITY
     DEVELOPMENT MUNICIPAL TRUST
     RECEIPTS, SERIES CMC3,LOC (A)
       5.000%, 05/03/00           $5,200          $  5,200
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HOSPITAL & UNIVERSITY
     IMPROVEMENTS, LOC (A)
       5.000%, 05/03/00            1,100             1,100
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, KENNEDY KRIEGER INSTITUTE
     PROJECT, SERIES D, LOC (A)
       5.050%, 05/04/00            7,600             7,600
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, POOLED LOAN PROJECT,
     SERIES D, LOC (A)
       5.050%, 05/04/00            7,348             7,348
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES 1998-A, LOC (A)
       5.100%, 05/03/00            4,900             4,900
    MARYLAND STATE SUBURBAN
     WASHINGTON D.C. SANITATION
     GO, PRE-REFUNDED @ 102 (B)
       6.900%, 06/01/00            1,000             1,023
    MONTGOMERY COUNTY, HOUSING
     RB, BARCLAY APARTMENTS,
     ISSUE I, MBIA (A)
       5.000%, 05/03/00            2,800             2,800
    PRINCE GEORGES COUNTY COP,
     EQUIPMENT ACQUISITION,
     SERIES A
       3.600%, 11/01/00            1,000               997
    WASHINGTON COUNTY, ECONOMIC
     DEVELOPMENT AUTHORITY RB,
     MANDATORY PUT @ 100 (C)
       4.375%, 11/01/00            3,000             3,006
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                 $47,981
--------------------------------------------------------------------------------
    MINNESOTA -- 5.7%
    MINNEAPOLIS GO, LOC (A)
       4.900%, 05/03/00            2,300             2,300
    MINNESOTA SCHOOL DISTRICTS
     COP, SERIES B
       4.000%, 08/23/00            3,000             3,004
    MINNESOTA SCHOOL DISTRICTS
     TAX & AID ANTICIPATION
     BORROWING CERTIFICATES
       4.250%, 02/28/01            3,000             3,001
--------------------------------------------------------------------------------
    TOTAL MINNESOTA                                $ 8,305
--------------------------------------------------------------------------------

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    MISSOURI -- 0.7%
    COLUMBIA RB, SERIES A, LOC (A)
       5.050%, 05/03/00           $1,000          $  1,000
--------------------------------------------------------------------------------
    TOTAL MISSOURI                                 $ 1,000
--------------------------------------------------------------------------------
    MONTANA -- 0.7%
    MONTANA STATE HEALTH FACILITIES
     AUTHORITY RB, FGIC (A)
       5.100%, 05/04/00            1,000          $  1,000
--------------------------------------------------------------------------------
    TOTAL MONTANA                                  $ 1,000
--------------------------------------------------------------------------------
    NEVADA -- 0.6%
    CLARK COUNTY, AIRPORT
     IMPROVEMENT AUTHORITY RB,
     SERIES A, MBIA (A)
       5.000%, 05/03/00              900               900
--------------------------------------------------------------------------------
    TOTAL NEVADA                                    $  900
--------------------------------------------------------------------------------
    NEW JERSEY -- 3.4%
    NEW JERSEY STATE TRAN,
     SERIES 2000A, LOC
       4.050%, 06/15/00            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL NEW JERSEY                               $ 5,000
--------------------------------------------------------------------------------
    NEW YORK -- 7.5%
    NEW YORK CITY GO, LOC (A)
       6.050%, 05/01/00            1,100             1,100
    NEW YORK CITY GO, SERIES B-7,
     AMBAC (A)
       6.050%, 05/01/00              700               700
    NEW YORK CITY, MASS TRANSIT
     AUTHORITY DEMAND CERTIFICATE
     TRUST, SERIES 1993C, FGIC (A)
       5.050%, 05/03/00            4,000             4,000
    NEW YORK CITY, TRANSITIONAL
     FINANCE AUTHORITY RB,
     SERIES A-1, SPA (A)
       5.050%, 05/03/00            5,000             5,000
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                 $10,800
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 4.0%
    CHARLOTTE, AIRPORT DEVELOPMENT
     AUTHORITY RB,
     SERIES A, MBIA (A)
       5.000%, 05/03/00            2,800             2,800
    CITY OF GREENSBORO, PUBLIC
     IMPROVEMENT RB,
     SERIES 1994-B, LOC (A)
       5.050%, 05/03/00            1,000             1,000
    DURHAM, WATER &
     SEWER SYSTEM RB (A)
       5.150%, 05/03/00            2,000             2,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                           $ 5,800
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS

TAX-FREE MONEY MARKET PORTFOLIO CONTINUED

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 8.1%
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, LOC (A)
       4.700%, 05/03/00           $2,200          $  2,200
    CUMBERLAND COUNTY, DICKINSON
     COLLEGE RB, SERIES A, MANDATORY
     PUT @ 100, LOC (C)
       3.800%, 11/01/00            2,860             2,860
    CUMBERLAND COUNTY, MUNICIPAL
     AUTHORITY RB, UNITED
     METHODIST HOMES FOR THE
     AGING PROJECT, MANDATORY
     PUT @ 100, LOC (A) (C)
       3.230%, 06/01/00            2,315             2,315
    DELAWARE VALLEY, REGIONAL
     GOVERNMENT FINANCE RB,
     SERIES A (A)
       5.050%, 05/03/00            1,000             1,000
    LEHIGH COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, LOC (A)
       4.700%, 05/03/00            1,400             1,400
    PENNSYLVANIA STATE GO, SERIES A,
     PRE-REFUNDED @ 101.5 (B)
       7.000%, 05/01/00              950               964
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, COUNCIL OF INDEPENDENT
     COLLEGES, SERIES A3, LOC
       4.250%, 04/01/01            1,000             1,000
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                             $11,739
--------------------------------------------------------------------------------
    SOUTH CAROLINA -- 1.7%
    SOUTH CAROLINA PUBLIC SERVICE
     TECP, LOC
       3.750%, 06/07/00            2,400             2,400
--------------------------------------------------------------------------------
    TOTAL SOUTH CAROLINA                           $ 2,400
--------------------------------------------------------------------------------
    TEXAS -- 9.1%
    GEORGETOWN, HIGHER EDUCATION
     FINANCING AUTHORITY RB,
     SOUTHWESTERN UNIVERSITY PROJECT,
     SERIES 1984, LOC (A)
       5.000%, 05/03/00            3,000             3,000
    TEXAS MUNICIPAL GAS
     CORPORATION RB, FSA (A)
       5.050%, 05/03/00            4,000             4,000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    TEXAS STATE HIGHER EDUCATION
     AUTHORITY RB, SERIES B,
     FGIC (A)
       5.100%, 05/03/00           $2,170          $  2,170
    TEXAS STATE TRAN
       4.500%, 08/31/00            4,000             4,010
--------------------------------------------------------------------------------
    TOTAL TEXAS                                   $ 13,180
--------------------------------------------------------------------------------
    VERMONT -- 1.4%
    VERMONT STATE EDUCATIONAL
     & HEALTH BUILDINGS RB,
     CAPITAL ASSET FINANCING
     PROGRAM, SERIES 1, LOC (A)
       5.050%, 05/04/00            2,100          $  2,100
--------------------------------------------------------------------------------
    TOTAL VERMONT                                 $  2,100
--------------------------------------------------------------------------------
    WISCONSIN -- 2.1%
    WISCONSIN STATE TECP
       3.800%, 06/07/00            3,000             3,000
--------------------------------------------------------------------------------
    TOTAL WISCONSIN                                $ 3,000
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $142,692)                               $142,692
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.5%
    (Cost $142,692)                               $142,692
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.5%         $  2,200
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 63,667,555 outstanding shares
  of beneficial interest                            63,659
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 45,967,687 outstanding shares
  of beneficial interest                            45,966
Portfolio Shares of Institutional II Class
 (unlimited authorization -- no par value)
  based on 35,255,616 outstanding shares
  of beneficial interest                           35,254
Undistributed net investment income                     14
Distributions in excess of net realized
   gain on investments                                  (1)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $144,892
================================================================================

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS               $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                    $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS            $1.00
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
BAN--BOND ANTICIPATION NOTE
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     BANK OR OTHER FINANCIAL INSTITUTION.
RB--REVENUE BOND
SPA--STANDBY PURCHASE AGREEMENT
TAN--TAX ANTICIPATION NOTE
TECP--TAX-EXEMPT COMMERCIAL PAPER
TRAN--TAX & REVENUE ANTICIPATION NOTE
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FSA--FINANCIAL SECURITY ASSURANCE
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

[pie chart omitted]
plot points follow

% OF TOTAL PORTFOLIO INVESTMENTS

Repurchase Agreements -- 36%

U.S. Government Agency Obligations -- 64%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 63.8%
    FEDERAL FARM CREDIT BANK
       5.850%, 12/01/00          $25,000          $ 24,962
    FEDERAL FARM CREDIT BANK DISCOUNT NOTE (A)
       6.781%, 04/03/01           15,000            14,117
    FEDERAL HOME LOAN BANK
       5.480%, 07/13/00           20,000            19,987
       5.750%, 08/09/00           10,000             9,999
       6.500%, 03/15/01           25,000            24,956
    FEDERAL HOME LOAN BANK (B)
       6.130%, 07/04/00           25,000            24,993
    FEDERAL HOME LOAN BANK
     DISCOUNT NOTE (A)
       5.882%, 05/01/00          225,000           225,000
    FEDERAL HOME LOAN
     MORTGAGE CORPORATION
     DISCOUNT NOTES (A)
       5.882%, 05/01/00          200,000           200,000
       5.523%, 06/08/00           20,000            19,890
       6.220%, 09/14/00           50,000            48,861
       6.254%, 09/14/00           25,000            24,427
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, MTN (C)
       6.451%, 01/16/01           25,000            23,908
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       6.570%, 02/22/01           25,000            24,986
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (B)
       6.120%, 05/01/00           24,000            23,997
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION DISCOUNT
     NOTES (A)
       5.775%, 05/18/00           75,000            74,801
       5.985%, 06/22/00           50,000            49,580
       6.389%, 09/28/00           50,000            48,710
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       5.000%, 05/05/00           25,000            25,000


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN (B)
       6.060%, 05/01/00          $25,000          $ 24,997
    STUDENT LOAN MARKETING
     ASSOCIATION (B)
       6.282%, 05/02/00           25,000            24,994
    STUDENT LOAN MARKETING
     ASSOCIATION, MTN (B)
       6.090%, 05/01/00           25,000            24,998
       6.402%, 05/02/00           25,000            25,009
       6.482%, 05/02/00           25,000            24,993
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $1,033,165)                           $1,033,165
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 36.5%
    DEUTSCHE BANK
     (5.710%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $300,142,750 (collateralized
     by U.S.Treasury Obligations:
     total market value
     $317,623,783)               300,000           300,000
    GOLDMAN SACHS
     (5.250%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $6,423,748 (collateralized
     by U.S. Treasury Bill: total
     market value $6,549,995)      6,421             6,421
    SALOMON BROTHERS
     (5.720%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $285,135,850 (collateralized
     by U.S. Treasury Obligations:
     total market value
     $290,838,282)               285,000           285,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $591,421)                             $  591,421
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
    (Cost $1,624,586)                           $1,624,586
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)     $   (4,733)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 1,414,758,218 outstanding shares
  of beneficial interest                         1,414,661
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 120,577,728 outstanding shares
  of beneficial interest                           120,574
Portfolio Shares of Institutional II Class
 (unlimited authorization -- no par value)
  based on 84,504,510 outstanding shares
  of beneficial interest                            84,497
Undistributed net investment income                    161
Distributions in excess of net realized
  gain on investments                                  (40)
================================================================================
TOTAL NET ASSETS -- 100.0%                      $1,619,853
================================================================================

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

DESCRIPTION                                          VALUE
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS            $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS        $1.00
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(C) ZERO COUPON SECURITY. THE EFFECTIVE YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
MTN-- MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MONEY MARKET PORTFOLIOS

U.S. TREASURY MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

[pie chart omitted]
[plot points follow]

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Treasury Notes -- 49%

U.S. Treasury Bills -- 51%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 99.1%
    U.S. TREASURY BILLS (A)
       5.620%, 05/04/00           $  300             $ 300
       5.642%, 05/18/00              480               479
       5.665%, 06/01/00            1,000               995
       5.687%, 06/08/00              750               746
       5.445%, 06/22/00            4,144             4,112
       5.628%, 06/22/00              143               142
       5.632%, 06/22/00            1,998             1,982
       5.632%, 06/22/00            7,402             7,343
       5.634%, 06/22/00           13,864            13,754
       5.638%, 06/22/00            3,228             3,202
       5.638%, 06/22/00           27,637            27,417
       5.680%, 06/22/00           20,473            20,308
       5.682%, 06/22/00            9,608             9,531
       5.688%, 06/22/00            7,858             7,795
       5.718%, 06/22/00            5,573             5,528
       5.752%, 06/22/00            7,291             7,232
       5.614%, 06/29/00           13,347            13,227
       5.625%, 06/29/00            4,790             4,747
       5.652%, 06/29/00            9,588             9,501
       5.620%, 07/06/00           25,000            24,745
       5.384%, 08/17/00            6,068             5,970
       5.570%, 08/17/00            6,448             6,344
       5.757%, 08/17/00           10,000             9,834
       5.767%, 08/17/00            3,544             3,485
       5.911%, 10/19/00            4,670             4,543
       5.927%, 10/19/00           25,000            24,317
    U.S. TREASURY NOTES
       5.625%, 05/01/00          140,000           140,000
       6.750%, 05/01/00           60,000            60,000
       5.375%, 06/30/00            5,000             5,001
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $422,580)                               $422,580
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
    (Cost $422,580)                               $422,580
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.9%         $  3,984
================================================================================


                                                    MARKET
DESCRIPTION                                    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 278,540,427 outstanding shares
  of beneficial interest                         $ 278,517
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 18,617,475 outstanding shares
  of beneficial interest                            18,616
Portfolio Shares of Institutional II Class
 (unlimited authorization -- no par value)
  based on 129,422,918 outstanding shares
  of beneficial interest                           129,415
Undistributed net investment income                     41
Distributions in excess of net realized
  gain on investments                                  (25)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                        $426,564
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS        $1.00
================================================================================
(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

FIXED INCOME PORTFOLIOS

     OUR FIXED INCOME INVESTMENT MANAGEMENT PHILOSOPHY CENTERS ON FOUR CORE BELIEFS. WE BELIEVE THAT OVER A FULL INTEREST-RATE CYCLE, A PORTFOLIO OF FIXED INCOME INVESTMENTS SHOULD PROVIDE REAL RETURNS THAT EXCEED ANY LOSS OF PURCHASING POWER DUE TO INFLATION, EXCEED THE SPECIFIED PORTFOLIO BENCHMARK RETURN SUCH AS THE LIPPER UNIVERSE, BE COMPETITIVE VERSUS PORTFOLIOS OF SIMILAR RISK, AND MAINTAIN LOW-TO-MODERATE PRINCIPAL VOLATILITY.
        WITH THE UNDERSTANDING OF EACH PORTFOLIO'S CONSTRAINTS AND TOLERANCE FOR RISK, WE EMPLOY A VALUE APPROACH TO FIXED INCOME INVESTING INVOLVING OVER- OR UNDER-WEIGHTING MARKET SECTORS, INDUSTRIES, OR YIELD CURVE SEGMENTS DEEMED TO BE RELATIVELY UNDERVALUED OR EXPENSIVE. WE UNDERTAKE RIGOROUS ANALYSIS UTILIZING THE FOLLOWING COMPONENTS TO CONSTRUCT A PORTFOLIO:
     SECTOR SELECTION, DURATION MANAGEMENT, CREDIT ANALYSIS, INDUSTRY AND ISSUE SELECTION, AND YIELD CURVE MANAGEMENT.
        THE FIXED INCOME PROCESS IS AN ACTIVELY MANAGED, BOTTOM-UP SECTOR SELECTION APPROACH, WHEREIN RISK CONTAINMENT IS PARAMOUNT. OUR OBJECTIVE IS TO POSITION THE PORTFOLIOS IN SUCH A WAY THAT OUR SECTOR, INTEREST RATE, YIELD CURVE, AND CREDIT ANALYSIS CAN ADD VALUE WITHOUT ASSUMING AN INORDINATE RISK OF UNDERPERFORMANCE. AS PART OF THE CONSTRUCTION AND MANAGEMENT PROCESS, WE CONTINUALLY TEST PORTFOLIOS TO ASSESS AND CONTROL RISK. THIS DISCIPLINED FIXED INCOME PHILOSOPHY HAS BEEN IN PLACE WITHIN OUR ORGANIZATION FOR MORE THAN 15 YEARS,HAS BEEN CONSISTENTLY APPLIED, AND HAS GENERATED EXCELLENT RESULTS.

FIXED INCOME PORTFOLIOS

MANAGEMENT DISCUSSION AND ANALYSIS

SHORT-TERM TREASURY PORTFOLIO

[PHOTO OMITTED]

JAMES M. HANNAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------
JAMES M. HANNAN IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS AND THE SHORT-TERM TREASURY PORTFOLIO. HE HAS MORE THAN 11 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The short-term interest rate environment was dominated by the Federal Reserve's tightening monetary policy on five different occasions during the past fiscal year. It began reversing its eases of 1998 in the summer of 1999, as the U.S. economy continued to grow too fast for its comfort level. It raised the fed funds target from 4.75% to its current level of 6%. The goal is to keep inflation from moving much higher by slowing the pace of economic growth. During the past year the ARK Short-Term Treasury Portfolio Institutional Class returned 3.11%. The Portfolio outperformed the Lipper Short U.S. Treasury Index, which returned only 2.68% for the fiscal year. During the year the yield on the two-year U.S.Treasury rose from 5% to over 6.5% by the end of April.
      The U.S. economy set a record for the longest economic expansion during February 2000, surpassing the economic expansion of the 1960s. The unemployment rate fell to a 30-year low of 3.9% for the month of April 2000. The economy grew at a 5% rate for the year ended March of 2000. Consumers led the advance as consumer spending rose at its fastest pace since the early 1990s. The tight labor markets and a spike in energy prices provided the catalyst for higher inflation. The C.P.I. increased to 3.7% for the year ending in March, up from only 1.8% for 1999. However, the core rate of inflation increased only by 2.4% for the same period. The Federal Reserve's concern is that excessive economic growth will lead to higher inflation, and that, in turn, will require stronger medicine (i.e., higher interest rates) to slow the economy and keep inflation under control. Currently, we are expecting the Federal Reserve to raise short-term interest rates by another 1/2% by early summer. Implied interest rate analysis reveals that the market is anticipating the Federal Reserve to raise interest rates by 1% over the next six months.
      In response to this interest-rate environment, our strategy was to shorten the average maturity of the ARK Short-Term Treasury Portfolio. For example, the Portfolio's average maturity declined from 1.76 years as of May 17, 1999 to 1.38 years as of April 30, 2000. The appropriate average maturity for the Portfolio is determined after we analyze expected monetary policy, the shape and slope of the yield curve and implied interest rates. Looking forward, we will continue to actively manage the Portfolio utilizing our conservative and highly disciplined relative-value approach.

                                         ARK FUNDS ANNUAL REPORT APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK SHORT-TERM        LEHMAN 1-3 YEAR    LIPPER SHORT
     TREASURY PORTFOLIO     GOVERNMENT BOND    U.S. TREASURY
    INSTITUTIONAL CLASS        INDEX           FUNDS AVERAGE
3/31/96   100000               100000             100000
APRIL 96  100110               100100              99960
APRIL 97  105246               106236             105338
APRIL 98  112066               113821             112543
APRIL 99  117938               120548             118620
APRIL 00  121606               124852             121799

[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK SHORT-TERM        LEHMAN 1-3 YEAR     LIPPER SHORT
     TREASURY PORTFOLIO     GOVERNMENT BOND    U.S. TREASURY
      RETAIL CLASS A            INDEX          FUNDS AVERAGE
 9/30/96     10000             10000              10000
APRIL 97     10284             10339              10294
APRIL 98     10925             11077              10998
APRIL 99     11475             11732              11592
APRIL 00     11797             12151              11902

                 Institutional Retail    Lehman 1-3 year      Lipper Short
                     Class     Class A     Gov't Bond         U.S. Treasury
--------------------------------------------------------------------------------
 One Year
 Total Return         3.11%     2.80%        3.57%               2.68%
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return         4.93%     4.68%        5.53%               5.00%
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date    4.88%     4.80%         N/A                 N/A
--------------------------------------------------------------------------------
  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning March 20, 1996. Retail Class A shares were offered beginning September 9, 1996.

  The performance of the Lehman 1-3 Year Government Bond Index does not include operating expenses which are incurred by the Portfolio.

STATEMENT OF NET ASSETS

[pie chart omitted]
[plot points follow]

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Treasury Bills -- 1%

U.S. Treasury Bonds -- 5%

U.S. Treasury Notes -- 94%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.7%
    U.S. TREASURY BILL (A)
       5.425%, 06/22/00           $  288           $   286
    U.S. TREASURY BOND
      11.625%, 11/15/02            2,000             2,225
    U.S. TREASURY NOTES
       4.500%, 01/31/01            3,500             3,451
       5.375%, 02/15/01            8,000             7,936
       5.000%, 02/28/01              500               494
       5.250%, 05/31/01            2,000             1,975
       5.500%, 07/31/01            3,000             2,958
       6.500%, 08/31/01           10,000             9,980
       5.875%, 11/30/01            4,000             3,951
       6.250%, 02/28/02            4,000             3,969
       6.625%, 04/30/02            2,000             1,997
       5.750%, 11/30/02            3,000             2,935
       5.500%, 01/31/03            2,000             1,943
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $44,754)                                 $44,100
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.7%
    (Cost $44,754)                                 $44,100
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.3%          $   581
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 3,537,801 outstanding shares
  of beneficial interest                           $35,451
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 995,300 outstanding shares
  of beneficial interest                            10,016
Accumulated net realized loss on investments          (132)
Net unrealized depreciation on investments            (654)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                         $44,681
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.86
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $9.85
================================================================================

(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

SHORT-TERM BOND PORTFOLIO

[PHOTO OMITTED]

STEVEN M. GRADOW
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

STEVEN M. GRADOW IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR
ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

[PHOTO OMITTED]

WILMER C. STITH III, CFA
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------


WILMER C. STITH III IS A VICE PRESIDENT OF ALLIED INVESTMENT ADVISORS, INC. HE IS CO-PORTFOLIO MANAGER OF THE SHORT-TERM BOND PORTFOLIO AND OVERSEES FIXED INCOME TRADING. HE HAS MORE THAN 9 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The short end of the bond market during the past year was characterized by its volatility, stemming from a strong economy, a Treasury buyback, and heightened perceived credit risk. Robust economic growth continued and inflation remained at bay in part because of advances in productivity. Yet, storm clouds on the economic horizon became more pressing in the opinion of the Federal Reserve. Simply put, the members of the Federal Reserve thought the economy was growing too fast and it was only a matter of time until inflation took root. This concern has resulted in 1.25% worth of tightening in monetary policy in the form of five 25 basis point moves. Amidst this economic backdrop, recent federal budget surpluses have resulted in the U.S. Treasury buying back an expected $30 billion worth of long-dated U.S. Treasury securities. Both the Treasury buyback and a tightening in monetary policy have resulted in an inverted U.S. Treasury yield curve. Concurrent to all of these developments was the perceived notion that credit risk dramatically increased over the past year. As monetary policy was tightened, raising the cost of corporate funds, and the equity markets became more volatile, investors believed credit risk had increased. Furthermore, the broker/dealer community, still reeling from the effects of the 1998 Asian financial crisis, maintained relatively lean corporate bond inventories throughout most of the past year.
      A by-product of these developments can be seen in the two-year U.S. Treasury increasing to a 6.65% yield by the end of April 2000 versus last April's yield of 4.95%. Additionally, spread product (corporate, U.S. government agency, and asset-backed securities) has substantially underperformed U.S. Treasury securities. The ARK Short-Term Bond Portfolio has benefited from having less interest rate risk versus the Lehman Brothers 1-3 Year Government Bond Index. However, the Portfolio was overweighted in corporate and asset-backed securities that have negatively impacted its overall return. In addition, some of the Portfolio's lower credit quality corporate securities have been hampered by illiquidity and unfavorable technical conditions within the corporate bond market.
      Going forward, the ARK Short-Term Bond Portfolio will continue to have a defensive posture, as we expect the Federal Reserve to raise short-term interest rates 50 basis points by the middle of this year. We feel the optimal portfolio structure in this environment is a barbell-type structure. This type of portfolio structure is effective during periods in which interest rates are expected to increase. Once they have increased, cash can be redeployed along the short end of the yield curve at a higher yield to maturity. To this end, we expect to continue to purchase extremely short-dated securities. We look to continue to emphasize upgrading the quality of longer-dated securities in the Portfolio. We will continue to employ our conservative and disciplined investment strategy of actively pursuing relative-value in both sector allocation and security selection.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
[PLOT POINT FOLLOW]

      ARK SHORT-TERM           LEHMAN 1-3 YEAR          LIPPER SHORT
      BOND PORTFOLIO           GOVERNMENT BOND        INVESTMENT-GRADE
    INSTITUTIONAL CLASS            INDEX                    DEBT

3/31/96    100000                 100000                  100000
APRIL 96    99970                 100100                   99990
APRIL 97   105078                 106236                  105939
APRIL 98   111656                 113821                  113112
APRIL 99   117407                 120548                  119005
APRIL 00   119767                 124852                  122491


                  INSTITUTIONAL   LEHMAN 1-3 YEAR         LIPPER SHORT
                      CLASS     GOVERNMENT BOND        INVESTMENT-GRADE DEBT
--------------------------------------------------------------------------------
 One Year
 Total Return         2.01%           3.57%                  2.93%
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return         4.46%           5.53%                 4.92%
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date    4.51%            N/A                   N/A
--------------------------------------------------------------------------------
  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning March 22, 1998. Inception to date performance includes the performance of the Marketvest Short-Term Bond Fund from its inception date of March 31, 1996.

  The performance of the Lehman 1-3 Year Government Bond Index does not include operating expenses that are incurred by the Portfolio.


STATEMENT OF NET ASSETS

[PIE CHART OMITTED]

% OF TOTAL PORTFOLIO INVESTMENTS

Repurchase Agreements -- 8%

Non-Agency Mortgage-Backed Obligations -- 8%

U.S. Treasury Obligations -- 11%

Asset-Backed Securities -- 14%

U.S. Government Agency Obligations -- 9%

Corporate Obligations -- 50%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)          VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.5%
    U.S. TREASURY NOTES
       6.250%, 04/30/01           $2,000            $1,997
       7.875%, 08/15/01              200               203
       6.500%, 08/31/01            1,550             1,547
       6.250%, 10/31/01            3,000             2,981
       6.250%, 02/28/02            2,000             1,985
       6.000%, 07/31/02            1,000               986
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $9,899)                                   $9,699
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.4%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       4.750%, 12/14/01            3,000             2,896
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       4.450%, 10/16/00            3,000             2,971
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS
    (Cost $5,989)                                   $5,867
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 2.7%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       7.026%, 05/01/00                2                 2
    STUDENT LOAN MARKETING
     ASSOCIATION, REMIC (A)
       6.420%, 05/03/00            2,502             2,491
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $2,497)                                   $2,493
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS

SHORT-TERM BOND PORTFOLIO CONTINUED

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)          VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (B) -- 7.8%
    ASSOCIATES FINANCIAL SERVICES
       6.215%, 06/27/00            $ 200             $ 198
    ENRON
       6.210%, 05/17/00            2,000             1,994
    MCI WORLDCOM
       6.402%, 05/12/00            1,268             1,266
    NORFOLK SOUTHERN
       6.181%, 05/09/00              761               760
       6.208%, 05/25/00            1,000               996
    TEXAS UTILITIES
       6.224%, 05/12/00            2,000             1,996
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
    (Cost $7,210)                                   $7,210
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 42.2%
    BANKS -- 2.2%
    MBNA, MTN
       6.500%, 09/15/00            1,000               997
    PNC FUNDING
       9.875%, 03/01/01            1,000             1,021
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $2,018
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 2.1%
    COMDISCO
       5.750%, 02/15/01            1,000               985
    SEAGATE TECHNOLOGY
       7.125%, 03/01/04            1,000               906
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $1,891
--------------------------------------------------------------------------------
    ENERGY & POWER -- 1.1%
    NRG NORTHEAST GENERATING (C)
       8.065%, 12/15/04            1,000             1,001
--------------------------------------------------------------------------------
    TOTAL ENERGY & POWER                            $1,001
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 3.7%
    TIME WARNER, MTN (C)
       6.100%, 12/30/01            2,000             1,955
    VIACOM
       6.750%, 01/15/03            1,500             1,457
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $3,412
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 13.7%
    BEAR STEARNS
       6.450%, 08/01/02              800               779
    CONSECO
       6.400%, 02/10/03            2,000             1,220
    CONSECO, MANDATORY PUT @ 100 (D)
       6.400%, 06/15/01            2,000             1,300
    FORD MOTOR CREDIT
       6.550%, 09/10/02            2,000             1,957

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    FORD MOTOR CREDIT,
     GLOBAL BOND
       6.700%, 07/16/04           $1,000             $ 962
    GENERAL MOTORS ACCEPTANCE,
     MTN
       6.650%, 05/24/00            2,000             2,000
    GOLDMAN SACHS (A) (C)
       6.490%, 01/25/01            1,000             1,001
    HOUSEHOLD FINANCE, MTN (A)
       6.340%, 09/14/00            1,000             1,000
    LEHMAN BROTHERS HOLDINGS
       6.625%, 11/15/00            2,000             1,996
       6.900%, 01/29/01              400               399
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $12,614
--------------------------------------------------------------------------------
    INDUSTRIAL -- 12.6%
    COCA-COLA, PAT (C)
       6.000%, 03/15/01            2,000             1,977
    CONAGRA (A) (C)
       6.340%, 06/12/00            3,000             2,999
    HUSKY OIL, YB
       6.875%, 11/15/03            3,000             2,858
    SPIEKER PROPERTIES LP
       6.875%, 02/01/05            2,000             1,883
    WILLIAMS
       6.500%, 11/15/02            2,000             1,933
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $11,650
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 6.8%
    CABLE & WIRELESS
     COMMUNICATIONS
       6.375%, 03/06/03            3,500             3,434
    SPRINT CAPITAL
       5.875%, 05/01/04            1,000               939
    WORLDCOM
       6.250%, 08/15/03            2,000             1,928
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 6,301
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $41,158)                                 $38,887
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 21.1%
    AFG RECEIVABLES TRUST,
     SERIES 1996-D, CLASS B
       6.650%, 10/15/01              373               372
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1998-1, CLASS A4F
       6.459%, 03/15/21            2,000             1,949
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1999-1, CLASS A2F
       5.765%, 06/20/15            1,000               978
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1999-1, CLASS A3F
       5.915%, 11/20/24            1,000               959

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    EQUICREDIT FUNDING TRUST,
     SERIES 1996-A, CLASS A3
       7.350%, 11/15/19           $1,821           $ 1,823
    FORD CREDIT AUTO OWNER TRUST,
     SERIES 2000-A, CLASS A3
       6.820%, 06/17/02            1,500             1,499
    GREEN TREE HOME
     IMPROVEMENT LOAN TRUST,
     SERIES 1995-B, CLASS A
       8.150%, 03/15/15              849               849
    GREEN TREE HOME
     IMPROVEMENT LOAN TRUST,
     SERIES 1995-F, CLASS B1
       6.750%, 01/15/21            2,000             1,966
    GREEN TREE HOME
     IMPROVEMENT LOAN TRUST,
     SERIES 1996-F, CLASS HIB1
       7.250%, 11/15/27            2,000             1,929
    GREENPOINT MANUFACTURED
     HOUSING TRUST,
     SERIES 1999-1, CLASS A2
       6.010%, 08/15/15              500               480
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A3
       6.820%, 10/25/11              167               166
    KEY AUTO FINANCE TRUST,
     SERIES 1997-1, CLASS B
       6.400%, 04/15/04              625               622
    KEY AUTO FINANCE TRUST,
     SERIES 1999-1, CLASS A3
       5.630%, 07/15/03            1,250             1,234
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02            1,000               993
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            1,848             1,844
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21              862               855
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1998-B, CLASS AF4
       6.115%, 06/15/21              970               954
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $19,775)                                 $19,472
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 1.0%
    PRUDENTIAL HOME MORTGAGE
     SECURITIES TRUST,
     SERIES 1994-25, CLASS A7
       7.500%, 08/25/24              963               943
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $1,001)                                   $  943
--------------------------------------------------------------------------------

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
    FIRST BOSTON
     (5.820%, dated 04/28/00, matures
     05/01/00, repurchase price
     $6,975,888 (collateralized by U.S.
     Government Agency Obligations:
     total market value $7,178,528)$6,973         $  6,973
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $6,973)                                  $ 6,973
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
    (Cost $94,502)                                 $91,544
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.7%          $   641
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 9,576,956 outstanding shares
  of beneficial interest                            95,431
Undistributed net investment income                     65
Accumulated net realized loss on investments          (353)
Net unrealized depreciation on investments          (2,958)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                         $92,185
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.63
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000.
(B) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(D) MANDATORY PUT SECURITY. THE MANDAORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
MTN--MEDIUM TERM NOTE
PAT--PUTABLE ASSET TRUST
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
YB--YANKEE BOND
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MARYLAND AND PENNSYLVANIA TAX-FREE PORTFOLIOS

[PHOTO OMITTED]

SUSAN L. SCHNAARS, CFA
-------------------------------------------------------------------------------
PORTFOLIO MANAGER
-------------------------------------------------------------------------------
SUSAN L. SCHNAARS, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC.
SHE IS THE PORTFOLIO MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO, AND PENNSYLVANIA TAX-FREE PORTFOLIO. SHE HAS 11 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The municipal market has not avoided the general rise in interest rates. While the rise in short-maturity tax-exempt securities has been less severe than in the Treasury market over the past year, yields on securities with more than 10 years to maturity have risen much more dramatically than their Treasury counterparts, allowing the municipal yield curve to maintain its upwardly sloping shape. A long-dated (30-year) municipal bond offers more than 1.25% more in yield than short-dated (one to two year) tax-exempt securities. Due to the inversion in the Treasury curve, where short-dated securities are yielding 50 basis points more than the 30-year, the municipal/Treasury yield ratios for longer-dated bonds have reached historically high levels. The ratio for shorter-dated securities, however, has remained relatively stable as both the taxable and municipal markets await further interest rate hikes by the Federal Reserve.
      The municipal market continues to struggle with limited supply. With the onset of a higher interest-rate environment, there is no incentive to refund outstanding debt. In addition, after experiencing nearly a decade of economic prosperity many municipalities are finding the funds within to finance projects that would otherwise have been financed with new debt. It is expected that the municipal market will have negative-net new issuance for the year 2000 (more bonds maturing than issued). Aggregate municipal bond mutual fund flows are negative, forcing fund managers to continue to sell holdings, which has added supply to the market. However, to offset this supply, there has been some buying from other sectors of the institutional sector and heightened demand for deep-discount securities from total-return investors. Intermediate-term, current-coupon bonds and new issues have continued to be the securities of choice with individual and trust department buyers. These factors have been a neutralizing force and added some stability to the municipal market.
      In response to the rise in interest rates, we have modestly restructured the ARK Maryland Tax-Free Portfolio and the ARK Pennsylvania Tax-Free Portfolio and shortened their duration. We have sold lower-yielding holdings with maturities and coupons that have been in demand in the retail sector. In shortening the Portfolios, we have focused on reducing our exposure to securities with 25 to 30 year maturities and shorter calls, and have concentrated on purchasing securities in the 15 to 20 year maturity spectrum with better call protection. Where opportunities present themselves, we continue to upgrade credit quality and remain focused on maintaining a high credit quality profile for the Portfolios. Any modifications to the Portfolios reflect our bias to maximize after-tax total return, while providing a high level of current income. Moderate fluctuations in principal should be expected as interest rates change.
      We anticipate that volatility in the stock market, coupled with the very attractive relative value that municipals offer versus their taxable counterparts, will provide new flows into the tax-exempt market and we believe that municipal bonds are an attractive opportunity for investors needing a tax advantage.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK MARYLAND TAX-    LEHMAN 7 YEAR    LIPPER 10 YEAR     LIPPER MARYLAND
        FREE PORTFOLIO    MUNICIPAL BOND   MUNICIPAL BOND      MUNICIPAL DEBT
   INSTITUTIONAL CLASS        INDEX           INDEX             FUNDS AVERAGE
11/30/96     100000          100000           100000              100000
APRIL 97     100104          100106           100262               99886
APRIL 98     108263          107964           109256              108336
APRIL 99     114607          115306           117068              114543
APRIL 00     111891          115283           116728              111726


[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK MARYLAND TAX-    ARK MARYLAND TAX-        LEHMAN 7 YEAR       LIPPER 10 YEAR     LIPPER MARYLAND
        FREE PORTFOLIO   FREE PORTFOLIO RETAIL      MUNICIPAL BOND      MUNICIPAL BOND      MUNICIPAL DEBT
      RETAIL CLASS A      CLASS A WITH LOAD             INDEX                INDEX          FUNDS AVERAGE
1/31/97     10000                9550                   10000                10000             10000
APRIL 97    10022                9571                   10005                10032             10032
APRIL 98    10814               10328                   10790                10932             10880
APRIL 99    11430               10915                   11524                11714             11504
APRIL 00    11144               10642                   11521                11680             11221


MARYLAND TAX-FREE PORTFOLIO

[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK MARYLAND TAX-    ARK MARYLAND TAX-        LEHMAN 7 YEAR       LIPPER 10 YEAR     LIPPER MARYLAND
        FREE PORTFOLIO   FREE PORTFOLIO RETAIL      MUNICIPAL BOND      MUNICIPAL BOND      MUNICIPAL DEBT
      RETAIL CLASS A      CLASS A WITH LOAD             INDEX                INDEX          FUNDS AVERAGE
11/30/96    10000               10000                   10000                10000              10000
APRIL 97    10010               10010                   10011                10026               9989
APRIL 98    10826               10826                   10796                10926              10834
APRIL 99    11461               11461                   11531                11707              11454
APRIL 00    12570               12286                   11528                11673              11173


MARYLAND TAX-FREE PORTFOLIO

                                                     Lehman   Lehman   Lipper MD
                                                     7 Year   10 Year  Intermed
                        Inst'l   Retail     Retail    Muni     Muni      Muni
                         Class   Class A   Class B*   Bond     Bond      Debt
--------------------------------------------------------------------------------
 One Year
 Total Return            -2.37%   -2.50%     9.68%    -0.02%   -0.29%   -2.46%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load    N/A    -6.88%     5.04%      N/A      N/A      N/A
--------------------------------------------------------------------------------
 Annualized 3 year
 total return             3.78%    3.61%     7.88%     4.82%    5.20%    3.83%
--------------------------------------------------------------------------------
 Annualized 3 year
 total return with Load    N/A     2.01%     7.05%      N/A      N/A      N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date         3.54%   3.44%     7.08%      N/A      N/A      N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date with load  N/A  2.02%     6.38%      N/A      N/A      N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning January 2, 1997. Performance for the Retail Class A shares with load reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 9, 1999. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Cumulative performance since actual inception for Retail Class B shares is 13.17% without CDSC and 8.31% with CDSC.


 The performance of the Lehman 7 Year Municipal Bond Index and the Lehman 10
  Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.

FIXED INCOME PORTFOLIOS

PENNSYLVANIA TAX-FREE PORTFOLIO

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK PENNSYLVANIA       LEHMAN 5 YEAR         LEHMAN 7 YEAR       LEHMAN 10 YEAR     LIPPER PENNSYLVANIA
      TAX-FREE PORTFOLIO     MUNICIPAL BOND       MUNICIPAL BOND       MUNICIPAL BOND        INTERMEDIATE
      INSTITUTIONAL CLASS       INDEX                  INDEX                INDEX          MUNICIPAL AVERAGE
3/31/96       100000            100000                 100000                100000             100000
APRIL 96      100340             99990                  99820                 99650              99620
APRIL 97      104253            104640                 105170                105978             104462
APRIL 98      111311            111692                 113426                115484             112077
APRIL 99      117500            118941                 121139                123741             118275
APRIL 00      112941            119369                 121115                123382             116004

[CHART OMITTED]
[PLOT POINTS FOLLOW]

      ARK PENNSYLVANIA      ARK PENNSYLVANIA       LEHMAN 5 YEAR         LEHMAN 7 YEAR       LEHMAN 10 YEAR     LIPPER PENNSYLVANIA
      TAX-FREE PORTFOLIO   TAX-FREE PORTFOLIO       MUNICIPAL BOND       MUNICIPAL BOND       MUNICIPAL BOND        INTERMEDIATE
      RETAIL CLASS B    RETAIL CLASS B WITH CDSC       INDEX                  INDEX                INDEX          MUNICIPAL AVERAGE
3/31/96    100000               100000                 100000               100000                100000             100000
APRIL 96   100340               100340                  99990                99820                 99650              99620
APRIL 97   104253               104253                 104640                105170               105978             104462
APRIL 98   111311               111311                 111692                113426               115484             112077
APRIL 99   117500               117500                 118941                121139               123741             118275
APRIL 00   123822               123634                 119369                121115               123382             116004


t
      ARK PENNSYLVANIA      ARK PENNSYLVANIA       LEHMAN 5 YEAR         LEHMAN 7 YEAR       LEHMAN 10 YEAR     LIPPER PENNSYLVANIA
      TAX-FREE PORTFOLIO   TAX-FREE PORTFOLIO       MUNICIPAL BOND       MUNICIPAL BOND       MUNICIPAL BOND        INTERMEDIATE
      RETAIL CLASS A    RETAIL CLASS A WITH LOAD       INDEX                  INDEX                INDEX          MUNICIPAL AVERAGE
3/31/96    10000              9550                     10000                    10000              10000            10000
April 96   10034              9582                     9999                     9982               9965             9962
April 97   10425              9956                     10464                    10517              10598            10446
April 98   11118              10617                    11169                    11343              11548            11208
April 99   11717              11190                    11894                    12114              12374            11827
April 00   11254              10748                    11937                    12111              12338            11600




PENNSYLVANIA TAX-FREE PORTFOLIO

                                                    Lehman  Lehman  Lehman
                                                    5 Year  7 Year  10 Year   Lipper PA
                         INST'L   Retail    Retail   Muni    Muni    Muni    Intermediate
                          Class  Class A*  Class B*  Bond    Bond    Bond        Muni
-----------------------------------------------------------------------------------------
 One Year
 Total Return            -3.88%   -3.95%     5.38%   0.36%  -0.02%  -0.29%      -1.92%
-----------------------------------------------------------------------------------------
 One Year
 Total Return with Load    N/A    -8.26%     0.79%    N/A     N/A     N/A         N/A
-----------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return             2.70%    2.59%     5.90%   4.49%   4.82%   5.20%       3.51%
-----------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load    N/A     1.02%     5.05%    N/A     N/A     N/A         N/A
-----------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date        3.02%    2.94%     5.37%    N/A     N/A     N/A         N/A
-----------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date With
  Load                     N/A     1.79%     4.97%    N/A     N/A     N/A         N/A
-----------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  For each class, performance presented prior to March 22, 1998, reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund from its inception date of March 31, 1996. Retail Class A shares were offered beginning March 23, 1998. Performance for the Retail Class A shares with load reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 9, 1999. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception dates of Retail Class A shares and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Class A shares is 0.27% without load and -1.88% with load. Cumulative performance since actual inception for Retail Class B shares is 9.37% without CDSC and 4.54% with CDSC.

The performance of the Lehman 5 Year Municipal Bond Index, Lehman 7 Year
  Municipal Bond Index, and Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

MARYLAND TAX-FREE PORTFOLIO

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

[pie chart omitted]

General Obligations -- 40%

Cash Equivalents -- 2%

Revenue Bonds -- 58%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 98.2%
    MARYLAND -- 94.0%
    ALLEGANY COUNTY, PUBLIC
     IMPROVEMENTS GO, AMBAC
       5.300%, 03/01/12           $1,190            $1,186
    ANNE ARUNDEL COUNTY, PUBLIC
     IMPROVEMENTS GO
       6.000%, 09/01/06            2,560             2,691
    BALTIMORE COUNTY, PUBLIC
     IMPROVEMENTS GO
       5.500%, 06/01/16            2,000             1,990
    BALTIMORE GO, SERIES B, MBIA
       7.000%, 10/15/03            1,000             1,066
    BALTIMORE, AUTO PARKING
     RB, FGIC
       5.250%, 07/01/17            1,000               947
    BALTIMORE, CONVENTION CENTER
     RB, MBIA
       5.375%, 09/01/11            2,910             2,928
    BALTIMORE, PORT FACILITIES RB,
     DUPONT PROJECT
       6.500%, 10/01/11            1,000             1,052
    CALVERT COUNTY RB, BALTIMORE
     GAS CORPORATION, MBIA
       5.550%, 07/15/14            2,500             2,503
    CALVERT COUNTY, PUBLIC &
     SCHOOL IMPROVEMENTS GO
       5.750%, 01/01/11            1,900             1,955
    CARROLL COUNTY, REFUNDING
     RB, ASSET
       5.375%, 01/01/16            2,000             1,915
    CHARLES COUNTY GO
       5.700%, 03/01/10              750               771
    FREDERICK COUNTY GO, SERIES B
       6.300%, 07/01/08            2,000             2,085

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
-------------------------------------------------------------------------------
    FREDERICK COUNTY, RETIREMENT
     COMMUNITY RB,
     BUCKINGHAMS CHOICE
       5.900%, 01/01/17           $1,000            $  854
    FREDERICK GO, FGIC
       6.125%, 12/01/06            1,000             1,044
       6.125%, 12/01/07              500               521
    HARFORD COUNTY GO
       5.500%, 12/01/08            1,895             1,947
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.250%, 02/15/14            1,350             1,328
    MARYLAND NATIONAL PARKS &
     PLANNING COMMISSION RB
       5.375%, 01/15/14            1,000               990
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO
       5.000%, 08/01/10            1,200             1,183
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO,
     SECOND SERIES AA
       5.500%, 06/01/08            1,500             1,537
    MARYLAND STATE COMMUNITY
     DEVELOPMENT ADMINISTRATION
     RB, HOUSING & COMMUNITY
     DEVELOPMENT
       5.050%, 04/01/08            1,000               985
       5.600%, 03/01/17            1,000               979
    MARYLAND STATE COMMUNITY
     DEVELOPMENT ADMINISTRATION
     RB, HOUSING & COMMUNITY
     DEVELOPMENT, SECOND SERIES
       5.000%, 04/01/17            1,000               921
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION RB,
     HEALTH CARE FACILITIES, GNMA
       4.650%, 12/20/08              900               837
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION RB,
     LUTHERAN WORLD RELIEF
       7.125%, 04/01/19            1,000               991
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION
     RB, STUDENT HOUSING
       5.600%, 06/01/10            1,950             1,872
    MARYLAND STATE GO
       6.100%, 10/15/06            1,500             1,551
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB
       6.000%, 12/01/13            1,370             1,408
       4.750%, 11/01/14            1,600             1,418
       5.125%, 07/01/20            2,000             1,835
       4.750%, 05/15/33            2,000             1,600

FIXED INCOME PORTFOLIOS

MARYLAND TAX-FREE PORTFOLIO CONTINUED


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, BROADMEAD
       5.500%, 07/01/17           $1,500            $1,305
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, DOCTORS
     COMMUNITY HOSPITAL
       5.500%, 07/01/24            2,500             1,928
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, HELIX HEALTH
     ISSUE, AMBAC, ETM
       5.000%, 07/01/27            2,500             2,187
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, HOWARD COUNTY
     GENERAL HOSPITAL PROJECT
       5.500%, 07/01/13            1,000             1,005
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, JOHNS HOPKINS
     MEDICINE, MBIA
       5.000%, 07/01/19            1,500             1,335
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB,
     JOHNS HOPKINS UNIVERSITY
       5.250%, 07/01/17            2,000             1,897
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, KENNEDY KRIEGER
       5.125%, 07/01/22            2,000             1,515
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, LOYOLA COLLEGE
     PROJECT, SERIES A, MBIA
       5.375%, 10/01/11              950               955
       5.375%, 10/01/26            2,500             2,328
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, MBIA
       5.300%, 10/01/18              460               432
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, MEDLANTIC/
     HELIX, SERIES A
       5.250%, 08/15/12            1,175             1,153
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, MERCY MEDICAL
     CENTER PROJECT, AMBAC
       5.750%, 07/01/15            2,000             2,003

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, NORTH ARUNDEL
     PROJECT, MBIA
       6.000%, 07/01/12           $  500            $  518
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, PENINSULA
     REGIONAL MEDICAL CENTER PROJECT
       5.000%, 07/01/08            1,000               936
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, PICKERSGILL
     PROJECT, SERIES A
       6.000%, 01/01/15            1,500             1,449
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, SERIES A
       5.250%, 08/15/11            2,000             1,975
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, UNIVERSITY
     OF MARYLAND MEDICAL
     SYSTEMS PROJECT, SERIES A,
     PRE-REFUNDED @ 102, FGIC (A)
       7.000%, 07/01/01            1,000             1,046
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, UPPER
     CHESAPEAKE HEALTH, FSA
       5.375%, 01/01/28            1,500             1,373
    MARYLAND STATE STADIUM
     AUTHORITY RB, AMBAC
       5.500%, 03/01/12            1,000             1,009
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB
       5.750%, 07/01/15            3,000             3,011
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB, BALTIMORE/
     WASHINGTON INTERNATIONAL
     AIRPORT PROJECT, FGIC
       6.000%, 07/01/07            1,000             1,049
    MARYLAND STATE WATER QUALITY
     FINANCING ADMINISTRATION RB,
     REVOLVING LOAN FUND, SERIES A
       5.500%, 09/01/12            1,250             1,258
       6.550%, 09/01/14              945               978

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
-------------------------------------------------------------------------------
    MONTGOMERY COUNTY GO
       5.375%, 05/01/11           $2,000            $2,020
    MONTGOMERY COUNTY, PARKING
     AUTHORITY RB, SILVER SPRING
     PARKING LOT PROJECT,
     SERIES A, FGIC
       6.250%, 06/01/09              500               523
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.500%, 10/01/06            1,000             1,029
       5.800%, 07/01/07            1,000             1,045
       4.875%, 05/01/12            2,000             1,910
       5.600%, 01/01/16            2,000             2,010
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A,
     PRE-REFUNDED @ 102 (A)
       6.000%, 10/01/04            2,000             2,110
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO, FSA
       5.500%, 10/01/10            2,000             2,045
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO,
     SERIES A, MBIA
       6.000%, 03/01/07            1,450             1,495
    PRINCE GEORGES COUNTY,
     SOLID WASTE MANAGEMENT
     SYSTEM RB, FSA
       5.000%, 06/15/04            1,000               998
    PRINCE GEORGES COUNTY,
     WATER UTILITY IMPROVEMENTS
     GO, STORMWATER
     MANAGEMENT PROJECT
       5.500%, 03/15/13            2,575             2,581
    QUEEN ANNES COUNTY, PUBLIC
     FACILITIES GO, FGIC
       5.400%, 11/15/11            1,000             1,009
    QUEEN ANNES COUNTY, SCHOOL &
     RECREATIONAL FACILITIES
     IMPROVEMENTS GO, FGIC
       6.000%, 11/15/08            1,000             1,061
    ST. MARY'S COUNTY, ACADEMIC &
     AUXILIARY FACILITIES RB, MBIA
       5.250%, 09/01/27            2,000             1,805
    UNIVERSITY OF MARYLAND, AUXILIARY
     FACILITY & TUITION RB, SERIES A
       5.000%, 04/01/10            2,000             1,965
    UNIVERSITY OF MARYLAND, LOAN
     PROGRAM RB, SECOND SERIES
       6.000%, 06/01/05              500               520

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    UNIVERSITY OF MARYLAND,
     MEDICAL SYSTEMS PROJECT
     RB, SERIES A
       5.500%, 04/01/10           $2,000          $  2,033
    WASHINGTON COUNTY, PUBLIC
     IMPROVEMENTS GO, MBIA
       5.800%, 01/01/15            1,250             1,264
    WASHINGTON, SUBURBAN
     SANITATION DISTRICT GO
       6.000%, 06/01/18            1,000             1,044
    WASHINGTON, SUBURBAN
     SANITATION DISTRICT GO,
     SEWER IMPROVEMENTS
       5.300%, 06/01/08            1,000             1,008
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                $107,010
-------------------------------------------------------------------------------
    PUERTO RICO -- 3.8%
    COMMONWEALTH OF PUERTO RICO,
     PUBLIC FINANCE AUTHORITY
     RB, AMBAC
       5.375%, 06/01/19            1,500             1,463
    COMMONWEALTH OF PUERTO RICO,
     PUBLIC IMPROVEMENTS
     GO, MBIA
       6.250%, 07/01/12            1,000             1,096
       4.875%, 07/01/23            2,000             1,733
--------------------------------------------------------------------------------
    TOTAL PUERTO RICO                             $  4,292
--------------------------------------------------------------------------------
    TEXAS -- 0.4%
    AUSTIN, UTILITY SYSTEMS RB,
     SERIES A
       9.100%, 05/15/00              310               310
    AUSTIN, UTILITY SYSTEMS RB,
     SERIES A, ETM
       9.100%, 05/15/00              190               190
--------------------------------------------------------------------------------
    TOTAL TEXAS                                   $    500
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $114,982)                               $111,802
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.7%
    DREYFUS TAX-EXEMPT CASH
     MANAGEMENT FUND               1,858             1,858
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $1,858)                                 $  1,858
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
    (Cost $116,840)                               $113,660
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.1%          $    159
================================================================================

FIXED INCOME PORTFOLIOS

MARYLAND TAX-FREE PORTFOLIO CONCLUDED

                                                    MARKET
DESCRIPTION                                    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par value)
  based on 9,269,669 outstanding shares
  of beneficial interest                          $ 89,895
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 2,735,962 outstanding shares
  of beneficial interest                            28,079
Portfolio Shares of Retail Class B
 (unlimited authorization -- no par value)
  based on 5,307 outstanding shares
  of beneficial interest                                51
Accumulated net realized loss on investments        (1,026)
Net unrealized depreciation on investments          (3,180)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                        $113,819
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.48
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $9.48
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.48 / 95.50%)                  $9.93
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B                 $9.48
================================================================================
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
ETM--ESCROWED TO MATURITY
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT
SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET--ASSET GUARANTY
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FSA--FINANCIAL SECURITY ASSURANCE
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PENNSYLVANIA TAX-FREE PORTFOLIO

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

[pie chart omitted]

General Obligations -- 16%

Cash Equivalents -- 1%

Revenue Bonds -- 83%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 98.1%
    PENNSYLVANIA -- 98.1%
    ALLEGHENY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, MBIA
       6.800%, 03/01/15           $3,500            $3,666
    ALLEGHENY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, USX PROJECT
       6.100%, 01/15/18            5,255             4,900
    ALLENTOWN, SACRED HEART
     HOSPITAL RB, SERIES A
       6.500%, 11/15/08            2,665             2,645
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, ETM
      10.000%, 05/15/19            4,775             7,097
    BURRELL, SCHOOL DISTRICT
     GO, FGIC
       5.250%, 11/15/10            4,000             4,035
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, CHESTER COUNTY HOSPITAL,
     MBIA
       5.500%, 07/01/07              965               979
       5.625%, 07/01/09            1,985             2,020
       5.625%, 07/01/10            1,675             1,696
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, IMMACULATA COLLEGE,
     ASSET
       5.625%, 10/15/27            2,750             2,544
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, MAIN LINE HEALTH SYSTEMS,
     MBIA
       5.300%, 05/15/07            3,045             3,053

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    CUMBERLAND COUNTY, MESSIAH
     COLLEGE PROJECT RB, AMBAC
       5.125%, 10/01/15           $2,800            $2,642
    DAUPHIN COUNTY, PINNACLE
     HEALTH SYSTEM PROJECT
     RB, MBIA
       5.200%, 05/15/09              910               901
    DELAWARE COUNTY, CATHOLIC
     HEALTH SYSTEMS EAST RB,
     SERIES A
       4.875%, 11/15/14            3,910             3,524
    DELAWARE COUNTY, COMMUNITY
     HOSPITAL AUTHORITY RB
       6.000%, 12/15/20            4,000             3,460
    DELAWARE COUNTY, DUNWOODY
     VILLAGE PROJECT RB
       5.550%, 04/01/06              300               301
    INDIANA COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     POLLUTION CONTROL RB,
     NY STATE ELECTRIC & GAS
     CORPORATION, SERIES A, MBIA
       6.000%, 06/01/06            1,500             1,569
    LANCASTER COUNTY, HOSPITAL
     AUTHORITY RB, MASONIC
     HOMES PROJECT
       4.750%, 11/15/02            1,000               989
    LANCASTER COUNTY, SOLID WASTE
     MANAGEMENT AUTHORITY
     RB, AMBAC
       5.375%, 12/15/15            4,000             3,875
    LEHIGH COUNTY, MUHLENBERG
     HOSPITAL CENTER PROJECT
     RB, ETM, GOH
       5.750%, 07/15/10            1,270             1,319
       5.750%, 07/15/10            1,730             1,797
    LEHIGH COUNTY, PUBLIC
     IMPROVEMENTS PROJECT GO,
     SERIES A, CNTY GTD
       5.500%, 11/15/11            2,000             2,020
       5.550%, 11/15/12            2,100             2,116
    LOWER MERION TOWNSHIP,
     SCHOOL DISTRICT GO, STAID
       5.125%, 05/15/13            3,185             3,101
    MONTGOMERY COUNTY, HEALTH &
     HIGHER EDUCATION AUTHORITY RB
       7.250%, 12/01/19            3,000             2,820
    MONTGOMERY COUNTY, HEALTH &
     HIGHER EDUCATION AUTHORITY
     RB, AMBAC
       5.250%, 10/01/04            2,070             2,083
       5.500%, 10/01/08            1,275             1,293

FIXED INCOME PORTFOLIOS

PENNSYLVANIA TAX-FREE PORTFOLIO CONTINUED

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    MONTGOMERY COUNTY, HEALTH &
     HIGHER EDUCATION AUTHORITY
     RB, BEAVER COLLEGE PROJECT,
     CONLEE
       5.700%, 04/01/10           $  500            $  512
    MONTGOMERY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     RETIREMENT-LIFE COMMUNITIES
       5.250%, 11/15/28            2,500             1,962
    NORRISTOWN, SCHOOL DISTRICT
     AUTHORITY GO, FGIC
       5.500%, 09/01/14              500               494
    NORTHAMPTON COUNTY, HIGHER
     EDUCATION AUTHORITY RB,
     LEHIGH UNIVERSITY, MBIA
       5.750%, 08/15/03            2,710             2,778
    PENNSYLVANIA CONVENTION CENTER
     AUTHORITY RB, ETM, FGIC
       6.000%, 09/01/19            5,410             5,566
    PENNSYLVANIA CONVENTION CENTER
     AUTHORITY RB, MBIA
       6.750%, 09/01/19            2,500             2,650
    PENNSYLVANIA INTERGOVERNMENTAL
     COOPERATIVE AUTHORITY RB,
     PHILADELPHIA FUNDING PROGRAM,
     FGIC
       5.400%, 06/15/09            4,845             4,881
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT AUTHORITY RB,
     AMBAC
       6.000%, 07/01/06            3,000             3,131
    PENNSYLVANIA STATE GEISINGER
     HEALTH SYSTEMS RB, SERIES A
       5.000%, 08/15/28            2,490             2,032
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, DREXEL UNIVERSITY
       6.000%, 05/01/24            4,075             3,999
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, DREXEL UNIVERSITY, MBIA
       5.750%, 05/01/03            2,535             2,592
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, GWYNEDD-MERCY COLLEGE,
     ASSET
       5.600%, 11/01/22            1,825             1,722
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES B
       5.350%, 01/01/08            3,750             3,417

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF PENNSYLVANIA
     HEALTH SERVICES PROJECT, SERIES A
       5.500%, 01/01/09           $3,000            $2,737
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF
     PENNSYLVANIA PROJECT
       5.600%, 01/01/10              500               456
    PENNSYLVANIA STATE HOUSING
     FINANCE AGENCY RB, SERIES A
       6.000%, 10/01/13            1,500             1,521
    PENNSYLVANIA STATE INFRASTRUCTURE
     INVESTMENT AUTHORITY RB,
     WATER UTILITY IMPROVEMENTS,
     MBIA
       5.250%, 09/01/07            2,720             2,737
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO, SECOND
     SERIES, FGIC
       5.375%, 11/15/07            5,000             5,087
    PHILADELPHIA GO, FGIC
       5.125%, 05/15/14            5,000             4,712
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     FRANKLIN INSTITUTE PROJECT
       5.200%, 06/15/18            2,100             1,898
       5.200%, 06/15/26            3,100             2,457
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     GIRARD ESTATE COAL MINING
     PROJECT, ETM
       5.500%, 11/15/16            3,590             3,545
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, MBIA
       6.000%, 02/15/07            1,365             1,430
    PHILADELPHIA, JEFFERSON HEALTH
     SYSTEMS RB
       5.500%, 05/15/05            1,000             1,001
    PHILADELPHIA, JUSTICE LEASE
     AUTHORITY RB, SERIES A, MBIA
       7.100%, 11/15/06            4,095             4,305
    PHILADELPHIA, TEMPLE UNIVERSITY
     HOSPITAL RB, SERIES A
       6.625%, 11/15/23            5,100             4,718
    PHILADELPHIA, WATER &
     WASTEWATER RB, MBIA
       6.250%, 08/01/07            3,000             3,199
       6.250%, 08/01/08            2,150             2,301

                  ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    PHILADELPHIA, WATER & WASTEWATER
     RB, SERIES A, AMBAC
       5.000%, 08/01/22           $5,000          $  4,369
    PITTSBURGH & ALLEGHENY
     COUNTIES, PUBLIC AUDITORIUM
     RB, AMBAC
       5.250%, 02/01/17            5,000             4,669
    RIDLEY PARK, TAYLOR HOSPITAL
     RB, SERIES A, ETM
       6.000%, 12/01/05              670               679
    SCRANTON-LACKAWANNA,
     MERCY HEALTH HOSPITAL FACILITIES
     RB, SERIES B, MBIA
       5.625%, 01/01/16            2,000             1,958
    WEST MIFFLIN, PENNSYLVANIA AREA
     SCHOOL DISTRICT GO, FGIC
       4.875%, 02/15/23            5,000             4,244
    WEST SHORE, HOLY SPIRIT HOSPITAL
     PROJECT RB, MBIA
       5.600%, 01/01/13              500               498

--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                            $160,702
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $167,112)                               $160,702
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.4%
    BLACKROCK PENNSYLVANIA MUNICPAL
     MONEY MARKET PORTFOLIO          725               725
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $725)                                     $  725
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.5%
    (Cost $167,837)                               $161,427
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.5%          $ 2,461
================================================================================

                                                    MARKET
DESCRIPTION                                    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
 value) based on 17,119,292 outstanding
 shares of beneficial interest                   $ 171,402
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 323,847 outstanding shares
  of beneficial interest                            3,498
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 19,987 outstanding shares
  of beneficial interest                              189
Accumulated net realized loss on investments        (4,791)
Net unrealized depreciation on investments          (6,410)

================================================================================
TOTAL NET ASSETS -- 100.0%                        $163,888
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.38
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $9.38
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.38 / 95.50%)                  $9.82
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B                $9.39

ETM--ESCROWED TO MATURITY
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET--ASSET GUARANTY
CNTY GTD--COUNTY GUARANTEED
CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
GOH--GENERAL OBLIGATION OF HOSPITAL
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
STAID--STATE AID WITHHOLDING
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERMEDIATE FIXED INCOME PORTFOLIO

[PHOTO OMITTED]

SUSAN L. SCHNAARS, CFA
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

SUSAN L. SCHNAARS,  CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC.
SHE IS THE PORTFOLIO MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO, AND PENNSYLVANIA TAX-FREE PORTFOLIO. SHE HAS 11 YEARS OF INVESTMENT
MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK

Persistently strong U.S. economic growth, coupled with heightened inflation fears due to higher oil prices and low unemployment levels, brought about higher interest rates during the year. In an effort to stave off inflation and slow the economy, the Federal Reserve raised short-term interest rates five times in the past year to 6.00% in 25 basis point increments. However, over the past year, yields on long-dated U.S. Treasuries have not risen as dramatically as yields in the shorter end of the yield curve, resulting in an inverted yield curve. We cite two major reasons for the inversion of the yield curve: (1) investors' presumption that by raising short-term interest rates the Federal Reserve will temper economic growth and preempt a rise in inflation, and (2) increased investor demand for longer-dated Treasury bonds due to a perception that the scarcity value of these securities will increase as the Treasury reduces the national debt. As volatility in the financial markets increased, spreads on corporate, agency, mortgage and asset-backed securities widened as investors focused investments in the Treasury market. The result was significantly weaker total returns in these segments when compared to similar maturity Treasury securities.
      With the inversion in the yield curve, we have elected to assume credit risk at the front-end of the yield curve in the higher-yielding corporate and asset-backed sectors, increasing our exposure slightly. Throughout the year, we slightly increased our exposure to the corporate, agency, mortgage and asset-backed sectors. We found several issues attractive in the regional banking, brokerage, consumer finance, telecommunications and industrial segments of the corporate sector. Also included in our list of purchases during the year were floating-rate asset-backed securities that will benefit from future hikes in short-term rates. While adding to our mortgage pass-through exposure during the year, we also focused on higher-coupon pass-through securities in order to enhance yield.
      In anticipation of increased interest rate volatility, as well as higher interest rates, we are keeping the duration of the ARK Intermediate Fixed Income Portfolio relatively neutral to slightly less than that of the broad intermediate government/corporate segment of the bond market. Our expectation is that the Federal Reserve will continue to gradually raise short-term interest rates by another 50 to 75 basis points by the summer in an effort to slow the economy. We anticipate that growth will remain strong into the second half of the year, until the increases in short-term rates begin to have an effect on the economy. We will continue to follow our core strategy and take advantage of the excess spread and value offered by the corporate, mortgage and asset-backed sectors.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

]CHART OMITTED]
PLOT POINTS FOLLOWS


                                                                         LIPPER
      ARK INTERMEDIATE    LEHMAN INTERMEDIATE  LEHMAN INTERMEDIATE   INTERMEDIATE
   FIXED INCOME PORTFOLIO    GOV'T/CORP           GOVERNMENT BOND   INVESTMENT GRADE
    INSTITUTIONAL CLASS       BOND INDEX             INDEX         DEBT FUNDS AVERAGE
11/30/96     100000             100000              100000              100000
APRIL 97     100267             100419              100551               99911
APRIL 98     108941             109386              109279              109882
APRIL 99     114823             116343              116218              115838
APRIL 00     115191             118111              118659              115953


                                  Lehman          Lehman           Lipper
                               Intermediate    Intermediate     Intermediate
                 Institutional  Gov't/CORP      Government       Investment
                     Class         Bond            Bond           Grade Debt
--------------------------------------------------------------------------------
 One Year
 Total Return          0.32%        1.52%         2.10%            0.10%
--------------------------------------------------------------------------------
 Annualized 3 year
 total return          4.73%        5.56%         5.67%            5.06%
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date     4.33%         N/A           N/A              N/A

--------------------------------------------------------------------------------
  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning November 15, 1996.
  The performance of the Lehman Intermediate Government Bond Index and the Lehman Intermediate Government/Corporate Bond Index does not include operating expenses that are incurred by the Portfolio.

STATEMENT OF NET ASSETS

[pie chart omitted]
plot points follows

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Government Mortgage-
Backed Obligations -- 16%

Repurchase
Agreements -- 5%

U.S. Government
Agency Obligations -- 5%

Asset-Backed
Securities -- 8%

Corporate
Obligations -- 38%

U.S. Treasury
Obligations -- 27%

Preferred
Stock -- 1%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 26.9%
    U.S. TREASURY NOTES
       7.500%, 11/15/01           $3,000          $  3,034
       6.250%, 02/28/02            4,375             4,341
       5.500%, 03/31/03            4,225             4,101
       5.375%, 06/30/03            3,000             2,897
       7.875%, 11/15/04            7,500             7,871
       6.500%, 05/15/05            2,175             2,172
       5.875%, 11/15/05              150               145
       5.625%, 02/15/06              150               144
       6.250%, 02/15/07            6,175             6,090
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $31,604)                                 $30,795
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
    FEDERAL HOME LOAN BANK
       7.100%, 03/23/05            2,000             1,955
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       5.890%, 04/06/04            1,000               951
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08            3,260             2,997
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $6,284)                                  $ 5,903
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 15.4%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       6.500%, 07/01/09            2,483             2,377
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 05/01/08              548               525
       6.500%, 10/01/08            1,882             1,801
       6.000%, 04/01/11            1,672             1,566
       7.500%, 12/01/29            2,423             2,370
       7.500%, 04/01/30            2,445             2,393

INTERMEDIATE FIXED INCOME PORTFOLIOS CONTINUED

                               PRINCIPAL            MARKET
DESCRIPTION                  AMOUNT(000)         VALUE (000)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       6.250%, 07/25/08           $1,590          $  1,522
       6.000%, 11/25/28            1,072             1,041
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 02/15/29            1,080             1,039
    STUDENT LOAN MARKETING
     ASSOCIATION, REMIC (A)
       6.532%, 07/25/06            1,876             1,869
       6.462%, 04/25/07            1,201             1,194
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $18,206)                                 $17,697
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 38.0%
    360 COMMUNICATIONS
       7.125%, 03/01/03              125               124
       7.500%, 03/01/06            1,385             1,383
    ASSOCIATES NA, MTN
       8.430%, 11/23/01            1,000             1,016
    AT&T
       6.000%, 03/15/09            1,650             1,471
    BANK OF NEW YORK
       6.625%, 06/15/03            1,500             1,451
    BANKAMERICA, MTN
       7.125%, 05/12/05            1,500             1,455
    BEAR STEARNS
       7.625%, 02/01/05              800               784
    CABLE & WIRELESS
     COMMUNICATIONS
       6.375%, 03/06/03            1,000               981
    CANADIAN NATIONAL
       RAILWAY, YB
       6.450%, 07/15/06            1,545             1,423
    CIT GROUP
       7.375%, 03/15/03            1,790             1,774
    COLUMBUS SOUTHERN POWER,
     MTN
       6.510%, 02/01/08            1,250             1,170
    COMCAST CABLEVISION, MTN
       8.375%, 05/01/07            1,000             1,000
    COMMERCIAL CREDIT
       7.750%, 03/01/05            1,285             1,284
    CONSECO
       6.400%, 02/10/03            1,000               610
    CSC HOLDINGS, SERIES B
       8.125%, 08/15/09            1,000               945
    DILLARD'S
       6.690%, 08/01/07            1,370             1,122
    FEDERAL-MOGUL
       7.750%, 07/01/06              750               613
    FIRST CHICAGO, MTN
       6.700%, 03/15/02            1,500             1,478


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
    FORD MOTOR CREDIT
       8.000%, 06/15/02           $1,175          $  1,184
    GOLDEN STATE ESCROW
       7.125%, 08/01/05            1,000               877
    MCI WORLDCOM
       6.400%, 08/15/05            1,275             1,210
    MERITA BANK, YB
       6.500%, 01/15/06            1,350             1,254
    MERRILL LYNCH
       7.200%, 10/15/12            1,500             1,384
    MOTOROLA
       7.600%, 01/01/07            1,850             1,864
    NATIONAL RURAL UTILITIES, MTN
       7.300%, 09/15/06            1,250             1,231
    NORWEST FINANCIAL
       6.375%, 09/15/02            1,370             1,336
    PNC FUNDING
       7.000%, 09/01/04            1,740             1,694
    PROGRESSIVE
       6.600%, 01/15/04              550               526
    QWEST COMMUNICATIONS
     INTERNATIONAL
       7.250%, 11/01/08            1,000               941
    SARA LEE, MTN
       6.150%, 06/19/08            1,700             1,558
    SPRINT CAPITAL, GLOBAL BOND
       6.125%, 11/15/08            1,500             1,333
    STAR BANK NA-CINCINNATI
       6.375%, 03/01/04            1,705             1,628
    STORAGE USA
       7.125%, 11/01/03            1,000               961
    SUNTRUST BANKS
       7.375%, 07/01/06            1,500             1,470
    TARGET
       6.800%, 10/01/01              600               594
    TIME WARNER
       9.125%, 01/15/13            1,225             1,312
    UNISYS
      11.750%, 10/15/04            1,000             1,080
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $46,400)                                 $43,521
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.8%
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1999-1, CLASS A3F
       5.915%, 11/20/24            1,525             1,463
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13              218               217
    KEY AUTO FINANCE TRUST,
     SERIES 1999-1, CLASS A3
       5.630%, 07/15/03            1,915             1,890

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                        PRINCIPAL AMOUNT            MARKET
DESCRIPTION                 (000)/SHARES         VALUE (000)
--------------------------------------------------------------------------------
    PP&L TRANSITION BOND COMPANY
     LLC, SERIES 1999-1, CLASS A1
       6.080%, 03/25/03           $  691             $ 687
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02              605               601
    THE MONEY STORE HOME
     EQUITY TRUST,
     SERIES 1996-C, CLASS A4
       7.400%, 06/15/21              932               930
    THE MONEY STORE HOME
     EQUITY TRUST,
     SERIES 1997-D, CLASS AF5
       6.555%, 12/15/38            1,780             1,699
    THE MONEY STORE HOME
     EQUITY TRUST,
     SERIES 1998-B, CLASS AF4
       6.115%, 06/15/21            1,484             1,460
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $9,147)                                  $ 8,947
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
    SPG PROPERTIES, 7.890%        20,000               890
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
    (Cost $1,012)                                   $  890
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.9%
    FIRST BOSTON
     (5.820%, dated 04/28/00, matures
     05/01/00, repurchase price
     $5,656,123 (collateralized by U.S.
     Government Agency Obligation:
     total market value $5,818,800)5,653             5,653
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT

    (Cost $5,653)                                  $ 5,653
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.0%

    (Cost $118,306)                               $113,406
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.0%          $ 1,148
================================================================================

                                                    MARKET
DESCRIPTION                                    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
 value) based on 12,160,350 outstanding shares
   of beneficial interest                        $ 119,540
Undistributed net investment income                      7
Accumulated net realized loss on investments           (93)
Net unrealized depreciation on investments          (4,900)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $114,554
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION

    PRICE PER SHARE -- INSTITUTIONAL CLASS          $9.42
================================================================================
(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000.

MTN--MEDIUM TERM NOTE

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
YB--YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

U.S. GOVERNMENT BOND PORTFOLIO

[PHOTO OMITTED]

STEVEN M. GRADOW

--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER

STEVEN M. GRADOW IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR
ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.
[PHOTO OMITTED]

N. BETH VOLK, CFA
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

N. BETH VOLK, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. SHE IS THE CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND OVERSEES CREDIT RESEARCH FOR THE FIXED INCOME GROUP. SHE HAS MORE THAN 19 YEARS OF INVESTMENT RESEARCH AND MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The Federal Reserve's orchestration of five hikes in short-term interest rates over the past year has yet to take the steam out of the U.S.'s booming economy. Despite higher oil prices and signs of rising labor costs, the core rate of inflation remains low. Even the stock market's recent sloppiness has yet to sharply dampen consumer confidence, retail sales, or the housing market. An improving manufacturing sector is mirrored globally, as most foreign economies have shaken off the effects of the Asian Flu of 1998 and 1999's Y2K fears. For now, with domestic growth exceeding the Fed's targets, all eyes remain focused on the "how much" and "when" of the monetary authorities' next upward move in interest rates. As a result, we remain cautious on the bond market.
      In contrast to "few changes" on the economic front, fixed income investors have been grappling with the inversion in the U.S. Treasury yield curve. On April 30, 2000, the 6.70% yield on the two-year U.S. Treasury was almost 75 basis points higher than the 5.95% on the 30-year bond. Past yield curve inversions have occurred close to the onset of a recession when economic growth was slowing, inflation rising rapidly, the federal budget ballooning, and consequently, tight monetary policy nearing an end. Clearly, this is not the case today. Rather, market technicals -- the Treasury Department's buyback of securities and investors' continued confidence in the Fed's ability to keep inflation at bay -- have propped up the price of long-term U.S. Treasuries. At any rate, until we see a change in the bias of Fed policy, we expect that the U.S. Treasury yield curve will remain inverted. In contrast, the yield curves for other fixed-income sectors have and will retain their positive slope, with the yields on long maturities exceeding the rate on short securities. In fact, today investors require greater compensation for bearing credit risk than they did a year ago.
      During the year, adjustments to overall duration -- a slight shortening as interest rates rose, then lengthening back in line with our benchmark as interest rates dropped -- helped the performance of the ARK U.S. Government Bond Portfolio. As of the end of April, the Portfolio's duration was 4.2 years. More important, while our sector weightings in corporates and mortgage and asset-backed securities were unchanged, the composition of the duration weightings of each individual sector changed over the year. More of the Portfolio's overall assets were invested in the very shortest (zero to one year) and very longest (eight years or longer) instruments. Tactically we accomplished this in several ways. Throughout 1999, we reduced the duration profile of our corporate holdings by selling a long-term bond and, subsequently, buying a medium-term obligation of the same issuer. Since early 2000, we increased our exposure to floating-rate U.S. agencies and thus were able to maintain the Portfolio's current yield. At the same time, with the inversion of the U.S. Treasury curve, we captured some of the relative outperformance of long U.S. Treasuries by the outright purchase of some of these securities. Although our overall quality profile remained steady at AA1, the mix within the quality distribution was of a higher nature, given the reinvestment of sale proceeds from some medium-grade corporates into the AAA-rated agency floaters.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
PLOT POINTS FOLLOWS

     ARK US GOVERNMENT     LEHMAN INTERMEDIATE    LIPPER INTERMEDIATE
       BOND PORTFOLIO          GOV'T/CORP         U.S. GOVERNMENT BOND
    INSTITUTIONAL CLASS        BOND INDEX               INDEX
3/31/96    100000                100000                100000
APRIL 96    99480                 99650                 99410
APRIL 97   103967                106048                105265
APRIL 98   113022                115518                114886
APRIL 99   118470                122864                120930
APRIL 00   118517                124732                121522

[CHART OMITTED]
PLOT POINTS FOLLOWS

       ARK U.S. GOVERNMENT  ARK U.S. GOVERNMENT   LEHMAN INTERMEDIATE      LIPPER INTERMEDIATE
          BOND PORTFOLIO    BOND PORTFOLIO        GOVERNMENT/CORPORATE      U.S. GOVERNMENT
          RETAIL CLASS A  RETAIL CLASS A W/LOAD        INDEX                 FUNDS AVERAGE
3/31/96        10000              9550                 10000                    10000
APRIL 96        9948              9500                  9965                     9941
APRIL 97       10397              9929                 10605                    10527
APRIL 98       12169             11622                 11552                    11489
APRIL 99       12769             12195                 12286                    12093
APRIL 00       12758             12184                 12473                    12152



                                                       Lehman         Lipper
                        Institutional    Retail       Intermediate  Intermediate
                            Class       Class A*   Gov't/Corp Bond   U.S. Gov't
--------------------------------------------------------------------------------
 One Year
 Total Return               0.04%        -0.09%         1.52%           0.49%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load      N/A         -4.58%          N/A             N/A
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return              4.46%          7.06%         5.56%           4.91%
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load      N/A          5.41%          N/A             N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date          4.25%         6.14%          N/A             N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date With Load N/A          4.96%          N/A             N/A
--------------------------------------------------------------------------------
  Past performance of the Portfolio is not predictive of future performance.
  For each class, performance presented prior to March 22, 1998 reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund from its inception date of March 31, 1996. Retail Class A shares were offered beginning April 1, 1998 and performance shown for the periods indicated is higher than normally expected due to the impact of the opening of this class. Performance for Retail Class A shares with load reflects the deduction of the 4.50% sales charge.
* Performance shown prior to the actual inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Retail Class A shares is 6.08% without load and 3.73% with load.

  The performance of the Lehman Intermediate Government/Corporate Index does not include operating expenses that are incurred by the Portfolio.

FIXED INCOME PORTFOLIOS

U.S.GOVERNMENT BOND PORTFOLIO CONTINUED
STATEMENT OF NET ASSETS

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS

% OF TOTAL PORTFOLIO INVESTMENTS

Preferred Stock -- 2%

Asset-Backed Securities -- 5%

Corporate
Obligations -- 18%

U.S. Treasury
Obligations -- 21%

Repurchase Agreements -- 2%

U.S. Government Mortgage-Backed Obligations -- 35%

U.S. Government Agency
Obligations -- 17%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 21.3%
    U.S. TREASURY BONDS
       7.500%, 11/15/16          $ 3,000           $ 3,365
       6.000%, 02/15/26            2,000             1,947
       5.250%, 02/15/29            2,000             1,760
    U.S. TREASURY NOTES
       5.375%, 02/15/01           10,500            10,416
       5.500%, 01/31/03            5,000             4,858
       5.500%, 03/31/03           14,000            13,589
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $36,997)                                 $35,935
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.3%
    FEDERAL HOME LOAN BANK
       5.375%, 03/02/01            5,000             4,951
    FEDERAL HOME LOAN BANK (A)
       6.232%, 07/14/00           10,000            10,002
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       5.750%, 04/15/08            3,000             2,716
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION (B)
       8.250%, 12/01/28            1,000               103
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08            5,000             4,597
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       6.470%, 09/25/12            7,500             6,912
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $30,937)                                 $29,281
--------------------------------------------------------------------------------


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 34.7%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       6.000%, 03/01/13          $12,442          $ 11,669
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, REMIC
       6.250%, 01/15/20            3,000             2,931
       6.000%, 04/15/21            5,000             4,739
       6.250%, 09/15/23            5,000             4,637
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 09/01/27            2,955             2,840
       6.500%, 08/01/28            2,017             1,884
       6.500%, 08/01/28            2,579             2,409
       6.500%, 08/01/28            4,326             4,042
       6.500%, 08/01/28            5,302             4,953
       6.500%, 03/01/29            3,859             3,601
       6.500%, 03/01/29            4,722             4,406
       7.000%, 03/01/29            2,637             2,522
       6.500%, 05/01/29            2,865             2,673
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       6.500%, 10/25/23            3,139             3,101
    STUDENT LOAN MARKETING
     ASSOCIATION, REMIC (A)
       6.532%, 07/25/06            2,251             2,242
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $61,990)                                 $58,649
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 17.3%
    ENTERTAINMENT -- 2.3%
    CSC HOLDINGS
       8.125%, 07/15/09            1,000               947
    ROYAL CARIBBEAN CRUISES, YB
       8.250%, 04/01/05            3,000             3,011
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 3,958
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 5.2%
    AMVESCAP PLC, YB
       6.375%, 05/15/03            2,500             2,338
    CONSECO
       6.400%, 02/10/03            3,000             1,830
    GOLDEN STATE ESCROW
       7.000%, 08/01/03            2,000             1,833
    SPIEKER PROPERTIES LP
       6.750%, 01/15/08            3,000             2,760

--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 8,761
--------------------------------------------------------------------------------

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                        PRINCIPAL AMOUNT            MARKET
DESCRIPTION                 (000)/SHARES       VALUE (000)
--------------------------------------------------------------------------------
    INDUSTRIAL -- 7.5%
    FEDERAL-MOGUL
       7.750%, 07/01/06          $ 1,500          $  1,226
    HUSKY OIL, YB (C)
       7.550%, 11/15/16            2,000             1,815
    NRG ENERGY
       7.500%, 06/01/09            2,000             1,830
    SAGA PETROLEUM A.S., YB (C)
       9.125%, 07/15/14            4,000             4,410
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28            1,600             1,400
    UNION PACIFIC
       7.600%, 05/01/05            2,000             1,950
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $12,631
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 2.3%
    360 COMMUNICATIONS
       7.600%, 04/01/09            3,000             2,993
    QWEST COMMUNICATIONS
     INTERNATIONAL, SERIES B
       7.250%, 11/01/08            1,000               941
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 3,934
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $33,128)                                 $29,284
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.1%
    CONTIMORTGAGE HOME
     EQUITY LOAN TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 12/15/18            3,000             2,892
    CONTIMORTGAGE HOME
     EQUITY LOAN TRUST,
     SERIES 1998-2, CLASS A6
       6.360%, 11/15/19            2,500             2,374
    THE MONEY STORE
     HOME EQUITY TRUST,
     SERIES 1996-C, CLASS A4
       7.400%, 06/15/21            2,464             2,458
    THE MONEY STORE
     HOME EQUITY TRUST,
     SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21              986               977
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $8,958)                                  $ 8,701
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.1%
    SPG PROPERTIES, 7.890%        80,000             3,560
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
    (Cost $4,032)                                  $ 3,560
--------------------------------------------------------------------------------


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)          VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
    FIRST BOSTON
     (5.820%, dated 04/28/00, matures
     05/01/00, repurchase price
     $3,083,356 (collateralized by U.S.
     Government Agency Obligation:
     total market value $3,178,112)$3,082         $  3,082
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $3,082)                                  $ 3,082
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
    (Cost $179,124)                               $168,492
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.4%            $  720
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 17,991,905 outstanding
   shares of beneficial interest                    182,047
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 255,982 outstanding shares
   of beneficial interest                            2,545
Undistributed net investment income                     31
Accumulated net realized loss on investments        (4,779)
Net unrealized depreciation on investments         (10,632)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $169,212
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.27
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $9.28
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.28/95.50%)                    $9.72

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000.
(B) ZERO COUPON SECURITY. THE EFFECTIVE YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
MTN--MEDIUM TERM NOTE
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
YB--YANKEE BOND
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OMITTED]

STEVEN M. GRADOW

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
STEVEN M. GRADOW IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR
ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS MORE THAN 17 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The domestic fixed income market during the past year has shown significant interest volatility as the economy continues to exhibit robust growth. Concerned about rising inflation, the Federal Reserve began its vigilant march to slow down the economy, by raising short-term interest rates five times in the past year. The labor unemployment rate continues at record-low levels. This growth environment, together with the concern for increasing inflation, has contributed to sub-par performance returns for all G-7 bond markets.
      As a by-product of the Federal Reserve's actions, we have short-term rates at higher levels than long-term rates. Typically in the past this has led to a recession. We do not believe this is the case in this instance. Amidst the backdrop of large budget surpluses, the U.S. Treasury is expected to buy back $30 billion of longer-dated Treasury securities. The Treasury buyback together with a tightening monetary policy has resulted in this inverted Treasury yield curve.
      With an increasingly vigilant Federal Reserve posture, the ARK Income Portfolio continues to have a lower interest rate posture than its comparable index. We expect volatility to remain high and look to reduce corporate positions, as we believe that credit concerns will increase in the coming months. We plan to add selectively to the mortgage-backed securities area, as bond spreads for these securities have surpassed levels not seen since the October 1998 global liquidity scare. In times of limited liquidity for riskier assets, opportunities to take advantage of anomalies within the market become more readily available. This is the environment in which our seasoned investment professionals can look to capture unique opportunities to benefit our investors.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
PLOT POINTS FOLLOWS

              ARK INCOME PORTFOLIO        LEHMAN AGGREGATE        LIPPER CORPORATE
             INSTITUTIONAL CLASS            BOND INDEX      A-RATED DEBT FUNDS AVERAGE
7/31/93            100000                    100000                      100000
APRIL 94            99836                     98354                       97814
APRIL 95           106355                    105563                      103762
APRIL 96           115353                    114673                      112011
APRIL 97           122862                    122792                      119314
APRIL 98           136181                    136201                      132080
APRIL 99           141928                    144741                      138394
APRIL 00           141913                    146565                      137480


[CHART OMITTED]
PLOT POINTS FOLLOWS

         ARK INCOME      ARK INCOME           LEHMAN AGGREGATE       LIPPER CORPORATE-A
         RETAIL A      RETAIL A W/LOAD           BOND INDEX         RATED DEBT FUNDS AVG
4/30/94    10000             9550                  10000                   10000
APRIL 95   10623            10145                  10733                   10608
APRIL 96   11488            10971                  11659                   11451
APRIL 97   12214            11664                  12485                   12198
APRIL 98   13493            12885                  13848                   13503
APRIL 99   14043            13411                  14716                   14149
APRIL 00   14018            13387                  14902                   14055


[CHART OMITTED]
PLOT POINTS FOLLOWS

                  ARK RETAIL B            LEHMAN AGGREGATE    LIPPER CORPORATE
            RETAIL CLASS B W/WO CDSC       BOND INDEX     A-RATED DEBT FUNDS AVG
7/31/93            10000                      10000               10000
APRIL 94            9984                       9835                9781
APRIL 95           10636                      10556               10376
APRIL 96           11535                      11467               11201
APRIL 97           12286                      12279               11931
APRIL 98           13618                      13620               13208
APRIL 99           14172                      14474               13839
APRIL 00           14052                      14656               13748


                                                           LEHMAN   Lipper CORP.
                  Institutional   Retail       Retail    AGGREGATE     A-RATED
                      Class       Class A     Class B*      BOND         DEBT
--------------------------------------------------------------------------------
 One Year
 Total Return         -0.01%      -0.18%       -0.85%       1.26%       -0.66%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load  N/A      -4.67%       -5.57%        N/A           N/A
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return          4.92%       4.70%        4.58%       6.07%        4.86%
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load N/A        3.10%        3.68%        N/A           N/A
--------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return          5.94%       5.70%        5.73%       6.78%        5.80%
--------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return With Load N/A        4.73%        5.41%        N/A           N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date     5.30%       5.70%        5.15%        N/A           N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date
 With Load              N/A        4.89%        5.15%        N/A           N/A
--------------------------------------------------------------------------------
  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning April 12, 1994. Performance for Retail Class A shares with load reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge

* Performance shown prior to the actual inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Retail Class B shares is -0.31% without CDSC and -2.58% with CDSC

  The performance of the Lehman Aggregate Bond Index does not include operating expenses that are incurred by thePortfolio.

FIXED INCOME PORTFOLIOS

INCOME PORTFOLIO CONTINUED

STATEMENT OF NET ASSETS

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS

% OF TOTAL PORTFOLIO INVESTMENTS

Repurchase Agreements -- 3%

Yankee Bonds -- 3%

Asset-Backed
Securities -- 4%

U.S. Treasury
Obligations -- 18%

U.S. Government
Mortgage-Backed
Obligations -- 32%

Non-Agency Mortgage-Backed
Obligations -- 1%

Preferred
Stock -- 1%

Corporate
Obligations -- 38%

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)          VALUE (000)
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.5%
    U.S. TREASURY BONDS
      10.750%, 08/15/05          $15,000          $ 17,722
       6.000%, 02/15/26            5,000             4,868
    U.S. TREASURY NOTES
       6.250%, 06/30/02           13,000            12,888
       5.875%, 11/15/04           11,500            11,192
       7.875%, 11/15/04           15,000            15,741
       7.500%, 02/15/05            2,500             2,592
       6.000%, 08/15/09            7,000             6,844
       6.500%, 02/15/10           10,000            10,196
------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $83,452)                                 $82,043
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
    FEDERAL HOME LOAN BANK (A)
        8.200%, 07/27/18           6,100             1,449
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION (A)
       8.230%, 01/26/18            4,480             1,064
       8.150%, 02/22/29           10,000               990
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $3,482)                                  $ 3,503
------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 39.4%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01               16                16
       9.000%, 01/01/02               11                11
       8.000%, 01/01/08               56                56
      14.750%, 03/01/10               20                23
       8.500%, 09/01/26              663               673
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, GTD
       9.000%, 09/15/08               22                21
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 02/01/26            1,976             1,890
       7.000%, 03/01/29            1,646             1,575

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (B)
       7.000%, 05/01/30          $10,000          $  9,566
       7.500%, 05/01/30           58,500            57,238
       8.000%, 05/01/30           31,500            31,451
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       9.750%, 09/25/18              260               272
       6.000%, 07/18/26           10,732             9,654
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION
       7.500%, 05/15/22              524               515
       7.500%, 10/15/23            2,299             2,261
       7.500%, 12/15/23            1,048             1,031
       7.000%, 02/15/24            2,868             2,759
       7.000%, 05/15/24            2,842             2,733
       7.000%, 05/15/24            2,925             2,814
       7.500%, 05/15/24            2,030             1,997
       7.500%, 10/15/24            1,693             1,665
       7.000%, 09/20/25            1,137             1,088
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20            1,000             1,002
    STUDENT LOAN MARKETING
     ASSOCIATION, REMIC (C)
       6.532%, 07/25/06            3,752             3,737
       6.462%, 04/25/07            3,831             3,809
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $139,915)                               $137,857
------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 48.2%
    BANKS -- 11.0%
    BANK OF AMERICA, MTN (C)
       6.150%, 04/27/01            4,000             4,000
       6.170%, 03/22/01            5,000             5,000
       6.280%, 09/06/01            5,000             5,000
    BANK OF NEW YORK (D)
       7.780%, 12/01/26            1,500             1,350
    BANKAMERICA, SERIES A (D)
       8.070%, 12/31/26            2,500             2,312
    CRESTAR FINANCIAL
       8.160%, 12/15/26            3,500             3,356
    FIRST UNION NATIONAL BANK (C)
       6.180%, 05/16/00           10,000             9,999
    MELLON CAPITAL I
       7.720%, 12/01/26            2,500             2,269
    ROYAL BANK OF CANADA NY
     CD (C)
       6.120%, 03/22/01            5,000             4,998
--------------------------------------------------------------------------------
    TOTAL BANKS                                   $ 38,284
--------------------------------------------------------------------------------

                          ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 0.9%
    SEAGATE TECHNOLOGY
       7.125%, 03/01/04          $ 3,500          $  3,172
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $ 3,172
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.8%
    COMCAST CABLEVISION
       8.875%, 05/01/17            2,000             2,100
    COMCAST CABLEVISION, MTN
       8.375%, 05/01/07            2,725             2,725
    CSC HOLDINGS
       8.125%, 07/15/09            1,000               947
       7.875%, 02/15/18            2,500             2,222
    TIME WARNER
       7.250%, 10/15/17            2,000             1,832
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 9,826
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 18.3%
    ABBEY NATIONAL
       8.963%, 12/29/49            2,000             1,937
    AT&T CAPITAL, MTN (C)
       7.594%, 06/14/00            5,000             5,006
    BEAR STEARNS
       7.625%, 12/07/09            3,000             2,865
    GENERAL MOTORS ACCEPTANCE,
     MTN (C)
       6.520%, 07/11/01           10,000            10,013
    GOLDEN STATE ESCROW
       7.000%, 08/01/03            4,500             4,123
       7.125%, 08/01/05            2,000             1,755
    GOLDMAN SACHS GROUP, MTN,
     SERIES B (C)
       6.310%, 08/07/00            8,000             8,000
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER, EURO MTN,
     SERIES D (C)
       6.400%, 12/19/01            7,380             7,370
    NEWCOURT CREDIT
       6.875%, 02/16/05            3,500             3,349
    SALOMON SMITH BARNEY HOLDINGS,
     MTN (C)
       6.430%, 03/08/02           10,000            10,006
    SPIEKER PROPERTIES LP
       6.750%, 01/15/08            3,000             2,760
    STORAGE USA
       7.125%, 11/01/03            2,000             1,922
    TEXTRON FINANCIAL (C) (D)
       6.420%, 05/12/00            5,000             5,000

--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $64,106
--------------------------------------------------------------------------------
    INDUSTRIAL -- 8.1%
    ANADARKO PETROLEUM
       7.200%, 03/15/29            3,800             3,420

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    CONAGRA (C) (D)
       6.340%, 06/12/00           10,000          $  9,995
    FEDERAL-MOGUL
       7.750%, 07/01/06           $3,400             2,779
    J SEAGRAM & SONS
       7.500%, 12/15/18            4,000             3,765
    NRG ENERGY
       7.500%, 06/01/09            4,000             3,660
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28            2,000             1,750
    UNION PACIFIC
       7.600%, 05/01/05            3,000             2,925
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                              $ 28,294
--------------------------------------------------------------------------------
    RETAIL -- 1.1%
    DILLARD'S
       5.790%, 11/15/01            2,000             1,878
       7.000%, 12/01/28            3,000             2,010

--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 3,888
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 6.0%
    360 COMMUNICATIONS
       7.600%, 04/01/09            5,000             4,988
    GTE (C)
       6.300%, 01/05/01            5,000             4,997
    GTE SOUTH
       6.125%, 06/15/07            2,000             1,820
    QWEST COMMUNICATIONS
     INTERNATIONAL
       7.250%, 11/01/08            5,000             4,706
    SPRINT CAPITAL
       6.900%, 05/01/19            5,000             4,444
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 20,955
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS

    (Cost $175,497)                               $168,525
--------------------------------------------------------------------------------

YANKEE BONDS -- 4.4%
    AMVESCAP PLC, SERIES REGS
       6.375%, 05/15/03            2,000             1,870
    AT&T CANADA
       7.650%, 09/15/06            2,000             1,978
    CANADIAN NATIONAL RAILWAY
       6.450%, 07/15/06            2,000             1,842
    GULF CANADA RESOURCES
       8.250%, 03/15/17            2,000             1,820
    HUSKY OIL (D)
       7.550%, 11/15/16            2,100             1,906
    ROYAL CARIBBEAN CRUISES
       7.250%, 08/15/06            5,000             4,769
    SAGA PETROLEUM A.S. (D)
       9.125%, 07/15/14            1,000             1,103
--------------------------------------------------------------------------------
TOTAL YANKEE BONDS
    (Cost $16,315)                                $ 15,288
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS

INCOME PORTFOLIO CONCLUDED

                       PRINCIPAL AMOUNT             MARKET
DESCRIPTION                 (000)/SHARES         VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.8%
    CITIBANK CREDIT CARD MASTER
     TRUST I, SERIES 1998-9,
     CLASS A
       5.300%, 01/09/06           $2,000         $   1,862
    CONTINENTAL HOME EQUITY
     TRUST, SERIES 1998-1,
     CLASS A6
       6.580%, 12/15/18            3,000             2,892
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13              556               554
    L.A. ARENA FUNDING,
     SERIES 99-1, CLASS A
       7.656%, 12/15/26            2,000             1,820
    PREMIER AUTO TRUST,
     SERIES 1998-3, CLASS A3
       5.880%, 12/08/01            2,515             2,508
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1996-C,
     CLASS A4
       7.400%, 06/15/21            1,848             1,844
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D,
     CLASS AF3
       6.345%, 11/15/21              986               977
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D,
     CLASS AF5
       6.555%, 12/15/38            4,350             4,151
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $17,257)                                $ 16,608
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 1.4%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24            5,452             4,912
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
    OBLIGATIONS
    (Cost $5,234)                                  $ 4,912
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
    SPG PROPERTIES, 7.890%        90,000             4,005
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
    (Cost $4,573)                                  $ 4,005
--------------------------------------------------------------------------------

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $11,488,113 (collateralized
     by U.S. Government Agency
     Obligation: total market value
     $11,826,941)                $11,483         $  11,483
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $11,483)                                $ 11,483
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 127.1%
    (Cost $457,208)                               $444,224
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (27.1%)      $(94,705)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
 value) based on 36,101,129 outstanding shares
 of beneficial interest                            363,122
Portfolio Shares of Retail Class
 A (unlimited authorization -- no par value)
 based on 605,824 outstanding shares
 of beneficial interest                              6,330
Portfolio Shares of Retail Class B
 (unlimited authorization -- no par value)
 based on 45,178 outstanding shares
 of beneficial interest                                457
Undistributed net investment income                     53
Accumulated net realized loss on investments        (7,459)
Net unrealized depreciation on investments         (12,984)
================================================================================
TOTAL NET ASSETS -- 100.0%                        $349,519
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS           $9.51
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                $9.62
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.62 / 95.50%)                 $10.07
NET ASSET VALUE, OFFERING AND REDEMPTION

    PRICE PER SHAR -- RETAIL CLASS B                 $9.51

(A) ZERO COUPON SECURITY. THE EFFECTIVE YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.
(B) WHEN ISSUED SECURITY (TOTAL COST $99,176,719)
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF
    NET ASSETS IS THE RATE IN EFFECT ON APRIL 30, 2000.
(D) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
CD--CERTIFICATE OF DEPOSIT
GTD--GUARANTEED MORTGAGE CERTIFICATE
MTN--MEDIUM TERM NOTE
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

EQUITY PORTFOLIOS

SIMPLY STATED, OUR INVESTMENT MANAGEMENT PHILOSOPHY FOR THE EQUITY PORTFOLIOS
IS QUALITY FOR THE LONG-TERM. WE LOOK FOR SUPERIOR BUSINESSES THAT ARE REASONABLY PRICED, BECAUSE OVER THE LONG HAUL, EXPERIENCE HAS SHOWN THE BENEFITS OF BUYING A QUALITY COMPANY, AT A FAIR PRICE, VERSUS A FAIR BUSINESS AT A BARGAIN PRICE.
      IN THEIR RESEARCH, OUR PORTFOLIO MANAGERS LOOK FOR BUSINESSES THAT DEMONSTRATE FASTER-THAN-AVERAGE GROWTH, STRONG CASH FLOWS, AND RETURNS ON CAPITAL IN EXCESS OF THE COST OF CAPITAL.
      WE LOOK FOR HIGH-QUALITY COMPANIES AND USE A BOTTOM-UP STOCK SELECTION PROCESS WITH STRICT CRITERIA. WE SELECT THE STOCKS OF COMPANIES THAT DEMONSTRATE SUPERIOR SALES, CASH FLOW AND EARNINGS GROWTH RATES, AND THAT OPERATE IN A DYNAMIC MARKET AND INDUSTRY. WE ALSO LOOK FOR STRONG BALANCE SHEETS AND CAPABLE, SHAREHOLDER-ORIENTED MANAGEMENT. WE LIKE COMPANIES THAT CAN EARN RETURNS ON CAPITAL IN EXCESS OF THEIR COST OF CAPITAL.
      WE BELIEVE HISTORY HAS BECOME A LESS-THAN-ACCURATE PREDICTOR OF THE FUTURE; THUS, WE PLACE GREATER EMPHASIS ON MEETING WITH MANAGEMENT TO ASSESS EACH COMPANY'S FUTURE. INCREASINGLY IMPORTANT IS THE TEAMING OF STRONG FINANCIALS WITH ENLIGHTENED CORPORATE LEADERSHIP, A COMBINATION NECESSARY TO THRIVE IN TODAY'S HIGHLY COMPETITIVE, RAPIDLY EVOLVING BUSINESS ENVIRONMENT. OUR TEAM OF PROFESSIONALS, WHICH INCLUDES ALL OF OUR PORTFOLIO MANAGERS, SEARCHES FOR THE BEST COMPANIES BASED ON OUR SPECIFIC SCREENING CRITERIA.
      NEXT, WE ASSESS FUTURE EARNINGS PROSPECTS TO IDENTIFY THE COMPANIES THAT CAN CONTINUE TO GENERATE SUPERIOR SALES AND PROFIT GROWTH. WE EXAMINE INDUSTRY DYNAMICS, THE COMPANIES' RELATIVE POSITIONS, COST STRUCTURES, MARGIN TRENDS, AND MANAGEMENT PLANS. FINALLY, WE ASSESS EACH COMPANY'S CURRENT STOCK VALUATION RELATIVE TO FUTURE EARNINGS STREAM AGAINST HISTORY, COMPETITORS, AND THE S&P 500.
      WE REVIEW A PORTFOLIO HOLDING FOR SALE UNDER THE FOLLOWING CIRCUMSTANCES:
WHEN THE PRICE OBJECTIVE IS ACHIEVED, WHEN FUNDAMENTALS DETERIORATE AND MAKE THE ACHIEVEMENT OF OBJECTIVES UNLIKELY, WHEN THE STOCK UNDERPERFORMS THE
S&P 500 BY 20 PERCENT OR MORE ON A RELATIVE BASIS, AND WHEN A MORE ATTRACTIVE OPPORTUNITY PRESENTS ITSELF.

EQUITY PORTFOLIOS

MANAGEMENT DISCUSSION AND ANALYSIS

BALANCED PORTFOLIO

[PHOTO OMITTED]

CHARLES E. KNUDSEN, CFA

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
CHARLES E. KNUDSEN, CFA, IS THE MANAGING DIRECTOR OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE BALANCED PORTFOLIO. HE HAS MORE THAN 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The old adage "don't judge a book by its cover" certainly applies to the investment markets during the last year. The S&P 500's 12-month return of 10.1% or the NASDAQ's meteoric 52.2% return do not nearly reflect what went on with most stocks. In fact, most stocks (66%) were down for the period, with the median return for the stocks in the S&P 500 of -11.3%. In a market that is supposedly experiencing "irrational exuberance," nearly two thirds of the 500 stocks are at least 20% below their 52-week high. Quite simply, most of the market has been through or is in a severe correction. The bond market was equally paradoxical. Last spring, the Federal Reserve was still in an "easing" mood. That changed in September, when they reversed course and instituted the first of what is so far five quarter-point interest rate hikes in an attempt to slow the economy and fend off any inflationary pressures. This led to a rather sharp increase in short-term interest rates over the past 12 months. Longer-term rates moved up only slightly, though. For the year, the Lehman Aggregate Bond Index was up a modest 1.3%.
      In the wild, confusing market, the ARK Balanced Portfolio continued to deliver strong results, outperforming both its stock and bond benchmarks. The list of companies that contributed to the superior performance certainly includes several technology and telecommunication names, as these two sectors again delivered spectacular moves. Names like Nortel Networks, Motorola, Oracle, Texas Instruments, Intel, and Cisco were all up strongly over the period. But other sectors, like media (Disney, Time Warner), finance (Wadell & Reed, Morgan Stanley Dean Witter), and healthcare (Amgen, Warner Lambert) also did very well. As the year came to a close, we began to lighten up on our equity allocation by reducing some of our technology holdings. Some of the money we moved to finance (Firstar) and a few select consumer-related names, like CVS.
      While the first year of the new millennium will continue to present many challenges and surprises, the overall environment of low inflation and moderate economic growth will still provide a positive backdrop for financial assets. Regardless of what lies ahead, we will continue to manage the ARK Balanced Portfolio as we always have, by looking for attractive, high-quality investment opportunities in both the bond and the stock markets that will provide our investors with attractive, long-term returns.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
PLOT POINTS FOLLOWS

        ARK BALANCED ,      S&P 500   LEHMAN BROS 60/40 HYBRID       LIPPER
         PORTFOLIO        COMPOSITE   AGGREGATE   OF THE S&P 500   BAL FUNDS
    INSTITUTIONAL CLASS     INDEX        BOND   AND LEHMAN AVERAGE** AVERAGE
7/31/93       100000        100000      100000        100000          100000
APRIL 94      103771        102689       98354        100953          101567
APRIL 95      107663        120587      105563        114440          110830
APRIL 96      130164        156992      114673        138679          133129
APRIL 97      140382        196429      122792        163322          150409
APRIL 98      183830        277043      136201        209771          189455
APRIL 90      217232        337577      144741        243439          207340
APRIL 00      265870        371773      146565        259968          218183


          ARK BALANCED      ARK BALANCED           S&P 500       LEHMAN BROS     60/40 HYBRID         LIPPER
           PORTFOLIO         PORTFOLIO            COMPOSITE      AGGREGATE BOND  OF THE S&P 500       BAL FUNDS
        RETAIL CLASS A   RETAIL CLASS A W/LOAD      INDEX           INDEX      AND LEHMAN AGGEGATE**  AVERAGE
3/31/94        10000           9525                 10000            10000           10000              10000
APRIL 94       10059           9581                 10128             9920           10045              10026
APRIL 95       10394           9900                 11894            10647           11387              10940
APRIL 96       12497          11903                 15485            11566           13799              13142
APRIL 97       13454          12814                 19375            12385           16251              14847
APRIL 98       17580          16744                 27327            13737           20872              18702
APRIL 99       20739          19753                 33298            14599           24222              20467
APRIL 00       25356          24151                 36671            14783           25867              21538


[CHART OMITTED]
PLOT POINTS FOLLOWS

   ARK BALANCED PORTFOLIO     S&P 500          LEHMAN BROS        60/40 HYBRID           LIPPER
     RETAIL CLASS B          COMPOSITE       AGGREGATE BOND       OF THE S&P 500        BAL FUNDS
    W/LOAD & WO/CDSC*          INDEX            INDEX         AND LEHMAN AGGREGATE*      AVERAGE
3/31/94      10000            10000              10000                10000               10000
APRIL 94     10377            10268               9835                10095               10157
APRIL 95     10766            12059              10556                11444               11083
APRIL 96     13016            15699              11467                13868               13313
APRIL 97     14038            19643              12279                16332               15041
APRIL 98     18383            27704              13620                20977               18946
APRIL 99     21615            33758              14474                24344               20734
APRIL 00     26223            37177              14656                25997               21818



                                                    60/40 Blend
                                                      of the                   S&P 500    Lehman
                       Inst'l   Retail    Retail      S&P500        Lipper    Composite   Aggregate
                       Class    Class A   Class B*   & Lehman**    Balanced     Index      Bond
---------------------------------------------------------------------------------------------------
One Year
 Total Return          22.39%   22.26%    21.32%       6.79%         5.23%      10.13%      1.26%
---------------------------------------------------------------------------------------------------
 One Year
 Total Return with Load  N/A    16.37%    16.32%         N/A           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return          23.72%   23.50%    23.15%      16.76%        13.04%      23.70%      6.07%
---------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load  N/A    21.51%    22.49%         N/A           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return          19.82%   19.51%    19.49%      17.83%        14.49%      25.25%      6.78%
---------------------------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return With Load   N/A   18.36%    19.29%         N/A           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date     15.44%   15.46%    15.21%         N/A           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date
 With Load                N/A   14.55%    15.21%         N/A           N/A         N/A        N/A
---------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance. Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the actual inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Retail Class B shares is 27.97% without CDSC and 25.85% with CDSC.
  The performance of the S&P 500 Composite Index and Lehman Aggregate Bond Index does not include operating expenses that are incurred by the Portfolio.

**Benchmark is comprised of two unmanaged indexes, weighted 60% S&P 500
  Composite Index and 40% Lehman Brothers Aggregate Bond Index. The portfolio uses a blended index as a comparison index because it is better suited to the Portfolio's objective.

EQUITY PORTFOLIOS

BALANCED PORTFOLIO CONTINUED

STATEMENT OF NET ASSETS

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Government Agency Obligations -- 1%

Asset-Backed Securities -- 1%
Repurchase Agreements -- 7%
U.S. Treasury
Obligations -- 7%
U.S. Government
Mortgage-Backed
Obligations -- 10%
Corporate
Obligations -- 7%
Non-Agency Mortgage-Backed
Obligations -- 1%
Common
Stocks -- 66%

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 65.8%
    AIRCRAFT -- 1.0%
    UNITED TECHNOLOGIES           65,000          $  4,042
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                 $ 4,042
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 0.7%
    BORG-WARNER AUTOMOTIVE        25,000             1,045
    GENTEX*                       50,000             1,613
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 2,658
--------------------------------------------------------------------------------
    BANKS -- 4.2%
    BANK ONE                     100,000             3,050
    CHASE MANHATTAN               67,700             4,879
    FIRSTAR                      150,000             3,731
    WELLS FARGO                  129,375             5,312
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $16,972
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.7%
    CLEAR CHANNEL
     COMMUNICATIONS*              30,000             2,160
    MEDIAONE GROUP*               62,700             4,742
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING   $ 6,902
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 5.0%
    CIENA*                        10,000             1,236
    CISCO SYSTEMS*                90,000             6,240
    COMVERSE TECHNOLOGY*          42,000             3,746
    LUCENT TECHNOLOGIES           60,000             3,731
    MOTOROLA                      44,500             5,298
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $20,251
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.5%
    MICROSOFT*                    40,400             2,818
    ORACLE SYSTEMS*               90,000             7,194
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $10,012
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 7.0%
    AMERICAN POWER CONVERSION*    40,000             1,413
    ELECTRONICS FOR IMAGING*      86,000             4,494
    EMC*                          60,000             8,336

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    HEWLETT PACKARD               40,500          $  5,468
    JABIL CIRCUIT*               160,000             6,550
    LEXMARK INTERNATIONAL
     GROUP, CL A*                 15,000             1,770
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $28,031
--------------------------------------------------------------------------------
    CONGLOMERATE -- 0.9%
    TYCO INTERNATIONAL LIMITED    80,000             3,675
--------------------------------------------------------------------------------
    TOTAL CONGLOMERATE                             $ 3,675
--------------------------------------------------------------------------------
    DRUGS -- 5.6%
    ABBOTT LABORATORIES           50,000             1,922
    AMGEN*                        92,000             5,152
    BRISTOL-MYERS SQUIBB          85,000             4,457
    SCHERING PLOUGH               71,800             2,894
    WARNER LAMBERT                70,000             7,967
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $22,392
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 2.0%
    GENERAL ELECTRIC              51,800             8,146
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $ 8,146
--------------------------------------------------------------------------------
    ENERGY -- 0.4%
    HALLIBURTON                   40,000             1,768
--------------------------------------------------------------------------------
    TOTAL ENERGY                                   $ 1,768
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 3.2%
    AT&T-LIBERTY MEDIA, CL A*     37,834             1,889
    CARNIVAL, CL A                87,000             2,164
    CBS                           25,000             1,469
    ROYAL CARIBBEAN CRUISES       60,000             1,249
    TIME WARNER                   15,000             1,349
    WALT DISNEY                  109,000             4,721
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $12,841
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.1%
    CITIGROUP                     52,500             3,120
    FREDDIE MAC                   35,000             1,608
    MERRILL LYNCH                 25,000             2,548
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                    100,000             7,675
    WADDELL & REED FINANCIAL,
     CL A                         60,000             1,598
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $16,549
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.5%
    PEPSICO                      142,100             5,213
    RALSTON PURINA GROUP         140,000             2,476
    SEAGRAM                       45,000             2,430
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $10,119
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS & APPLIANCES-- 1.9%
    COLGATE-PALMOLIVE            100,400             5,735
    ENERGIZER HOLDINGS*           46,666               796
    WINDMERE-DURABLE HOLDINGS     70,000             1,124
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS & APPLIANCES          $ 7,655
--------------------------------------------------------------------------------

                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
------------------------------------------------------------------------
    INSURANCE -- 1.9%
    AMERICAN INTERNATIONAL GROUP  69,218       $     7,592
------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 7,592
------------------------------------------------------------------------
    INTERNET SERVICES -- 1.3%
    NORTEL NETWORKS               46,400             5,255
------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $ 5,255
------------------------------------------------------------------------
    MACHINERY -- 0.4%
    BLACK & DECKER                35,000             1,472
------------------------------------------------------------------------
    TOTAL MACHINERY                                $ 1,472
------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES-- 1.8%
    GUIDANT*                     102,400             5,875
    JOHNSON & JOHNSON             15,000             1,238
------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 7,113
------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES-- 1.5%
    CENDANT*                      90,000             1,389
    FIRST DATA                    96,700             4,708
------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 6,097
------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.6%
    KIMBERLY-CLARK                45,000             2,613
------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                   $ 2,613
------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.9%
    SMITH INTERNATIONAL*          99,000             7,524
------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 7,524
------------------------------------------------------------------------
    RETAIL -- 3.9%
    CVS                           30,000             1,305
    HOME DEPOT                   102,600             5,752
    LOWE'S                        30,000             1,485
    OFFICE DEPOT*                100,000             1,056
    TARGET                        70,700             4,706
    WAL-MART STORES               22,000             1,218

------------------------------------------------------------------------
    TOTAL RETAIL                                  $ 15,522
------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 5.3%
    ALTERA*                       70,900             7,250
    INTEL                         56,200             7,127
    TEXAS INSTRUMENTS             42,600             6,939
------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $ 21,316
------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 4.5%
    ADC TELECOMMUNICATIONS*       40,000             2,430
    ALLTEL                        62,000             4,131
    CORNING                       10,000             1,975
    MCI WORLDCOM*                102,300             4,648
    VOICESTREAM WIRELESS*         27,000             2,673
    WILLIAMS COMMUNICATION
     GROUP*                       61,700             2,283

------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 18,140
------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $219,542)                               $264,657
------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
    SPG PROPERTIES, 7.890%        20,000               890
------------------------------------------------------------------------
TOTAL PREFERRED STOCK
    (Cost $939)                                    $   890
------------------------------------------------------------------------


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 6.5%
    U.S. TREASURY BONDS
       8.000%, 11/15/21           $  500             $ 602
       6.000%, 02/15/26            4,000             3,895
    U.S. TREASURY NOTES
       7.750%, 02/15/01            4,000             4,039
       7.500%, 11/15/01            2,400             2,427
       6.250%, 02/28/02            2,000             1,984
       5.500%, 03/31/03            4,000             3,883
       7.500%, 02/15/05            3,500             3,629
       7.000%, 07/15/06            2,500             2,559
       6.625%, 05/15/07            3,175             3,199
------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $26,693)                                $ 26,217
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.3%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       5.750%, 06/15/01            3,500             3,460
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08            1,750             1,609
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $5,245)                                  $ 5,069
------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 9.7%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       9.000%, 08/01/01               11                12
       8.500%, 11/01/01               33                34
       9.000%, 11/01/01               37                38
       9.000%, 01/01/02               12                13
       9.500%, 07/01/02                2                 2
       6.500%, 04/01/08              620               593
      11.000%, 01/01/16               59                65
       8.500%, 09/01/26               74                75
       7.000%, 08/01/29            1,761             1,687
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 02/01/07              188               184
       8.000%, 12/01/08              231               228
       7.500%, 02/01/20            2,986             2,922
       7.000%, 12/01/25              638               610
       7.000%, 02/01/26            1,670             1,597
       6.500%, 02/11/29            1,779             1,660
       6.500%, 04/01/29            3,878             3,619
       6.500%, 06/01/29              958               895
       7.000%, 06/01/29            1,917             1,834
       7.500%, 01/01/30            1,592             1,560
       7.500%, 01/01/30            1,594             1,561
       7.500%, 01/01/30            2,966             2,904
       7.500%, 04/01/30            2,246             2,197
       7.500%, 04/01/30            5,754             5,630
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       9.750%, 09/25/18               87                91

EQUITY PORTFOLIOS

BALANCED PORTFOLIO CONTINUED

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    GOVERNMENT NATIONAL
     MORTGAGE ASSOCIATION
       7.500%, 10/15/23           $2,069          $  2,035
       7.500%, 12/15/23              698               686
       7.000%, 02/15/24            1,637             1,574
       7.000%, 05/15/24            1,705             1,640
       7.000%, 05/15/24            1,755             1,688
       7.000%, 09/20/25              853               816
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20              300               300
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $39,390)                                 $38,750
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 7.3%
    BANKS -- 0.6%
    BANK OF NEW YORK (A)
       7.780%, 12/01/26              500               450
    CIT GROUP
       7.375%, 03/15/03              850               843
    CITICORP CAPITAL I
       7.933%, 02/15/27              250               231
    CRESTAR FINANCIAL
       8.160%, 12/15/26              800               767
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 2,291
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 0.2%
    SEAGATE TECHNOLOGY
       7.125%, 03/01/04            1,000               906
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $  906
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.5%
    COMCAST CABLEVISION
       8.875%, 05/01/17              500               525
    COMCAST CABLEVISION, MTN
       8.375%, 05/01/07            1,000             1,000
    CSC HOLDINGS
       8.125%, 07/15/09            1,000               947
       7.875%, 02/15/18              750               667
    ROYAL CARIBBEAN CRUISES, YB
       7.250%, 08/15/06            1,400             1,335
    TIME WARNER
       9.125%, 01/15/13            1,250             1,339
    VIACOM
       6.750%, 01/15/03              500               486
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 6,299
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 1.7%
    ASSOCIATES N.A.
       5.500%, 02/15/04              500               462
    AT&T CAPITAL, MTN
       7.500%, 11/15/00            1,000             1,003

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    BEAR STEARNS
       7.625%, 02/01/05           $1,000             $ 980
    GOLDEN STATE ESCROW
       7.000%, 08/01/03            1,000               916
    HOUSEHOLD FINANCE
       7.250%, 05/15/06            1,000               961
    MELLON CAPITAL I
       7.720%, 12/01/26              600               544
    MELLON CAPITAL II
       7.995%, 01/15/27              500               466
    NEWCOURT CREDIT
       6.875%, 02/16/05            1,500             1,435
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 6,767
--------------------------------------------------------------------------------
    INDUSTRIAL -- 1.6%
    APACHE
       7.625%, 07/01/19            1,000               974
    CANADIAN NATIONAL RAILWAY
       6.900%, 07/15/28              500               426
    HUSKY OIL, YB (A)
       7.550%, 11/15/16            1,225             1,112
    HYDRO-QUEBEC, YB
       7.500%, 04/01/16              890               864
       8.050%, 07/07/24              500               519
    SAGA PETROLEUM A.S., YB (A)
       9.125%, 07/15/14            1,000             1,103
    J SEAGRAM & SONS
       7.500%, 12/15/18            1,000               941
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28              500               437
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $ 6,376
--------------------------------------------------------------------------------
    RETAIL -- 0.3%
    DILLARD'S
       7.850%, 10/01/12              540               444
       7.000%, 12/01/28            1,200               804
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 1,248
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 1.4%
    360 COMMUNICATIONS
       7.600%, 04/01/09            1,250             1,247
    AT&T CANADA (A)
       7.625%, 03/15/05            1,000               990
    QWEST COMMUNICATIONS
     INTERNATIONAL
       7.250%, 11/01/08            1,000               941
    SPRINT CAPITAL, GLOBAL BOND
       6.125%, 11/15/08            2,150             1,911
    WORLDCOM
       7.550%, 04/01/04              500               499
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 5,588
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $30,950)                                 $29,475
--------------------------------------------------------------------------------

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.0%
    CONTIMORTGAGE HOME EQUITY
     LOAN TRUST, SERIES 1998-2,
     CLASS A6
       6.360%, 11/15/19           $  600             $ 570
    CONTIMORTGAGE HOME EQUITY
     TRUST, SERIES 1998-1,
     CLASS A4
       6.280%, 01/15/13              450               440
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13              158               157
    PREMIER AUTO TRUST,
     SERIES 1998-3, CLASS A4
       5.960%, 10/08/02              475               468
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02              500               497
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21              524               522
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21              216               214
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF5
       6.555%, 12/15/38              400               382
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1998-B, CLASS AF4
       6.115%, 06/15/21              873               859
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $4,158)                                  $ 4,109
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 0.4%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24            1,905             1,716
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $1,779)                                  $ 1,716
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $30,250,416 (collateralized
     by U.S. Government Agency
     Obligation: total market
     value $31,119,432)           30,236            30,236
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $30,236)                                $ 30,236
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
    (Cost $358,932)                               $401,119
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.3%          $ 1,302
================================================================================

                                                    MARKET
DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
 value) based on 20,609,521 outstanding shares
   of beneficial interest                        $ 294,378
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
 based on 2,559,886 outstanding shares
   of beneficial interest                           34,238
Portfolio Shares of Retail Class B
(unlimited authorization -- no par value)
 based on 653,565 outstanding shares
 of beneficial interest 9,881
Undistributed net investment income                    699
Accumulated net realized gain on investments        21,038
Net unrealized appreciation on investments          42,187

================================================================================
TOTAL NET ASSETS -- 100.0%                        $402,421
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $16.90
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $16.84
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($16.84 / 95.25%)                $17.68
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B               $16.82
================================================================================
*NON-INCOME PRODUCING SECURITY

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
CL--CLASS
MTN--MEDIUM TERM NOTE
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
YB--YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY INCOME PORTFOLIO

[PHOTO OMITTED]

CLYDE L. RANDALL, CFA

--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER

CLYDE L. RANDALL, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 13 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

[PHOTO OMITTED]

ALLEN J. ASHCROFT, JR.
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

ALLEN J. ASHCROFT,  JR. IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS,  INC.
HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 19 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The ARK Equity Income Portfolio invests primarily in dividend paying common stocks. The Portfolio seeks to provide current income in addition to long-term capital appreciation. As of April 30, 2000, the Portfolio was invested in approximately 2% cash, 4% securities convertible into common stocks, and 94% common stocks. About 9% of the Portfolio was invested in the common stocks of non-U.S. companies. The Portfolio is represented in most of the major sectors of the U.S. stock market, weighted somewhat towards those sectors with higher dividend payouts: financials, utilities, energy, capital goods and healthcare. The Portfolio owns only dividend-paying stocks because we believe that meets our shareholders' expectations for an income-oriented portfolio. The technology allocation is small because most technology stocks pay no dividend.
      While the Equity Income Portfolio lagged the broad market averages over the past 12 months because of the continued valuation expansion of technology stocks, it returned to outperforming its peer group averages because of the changes that we described last year. We upgraded the Portfolio in capitalization and quality, diversified the sector allocation and focused somewhat more on growth rather than pure yield. The Portfolio's best performers were a diverse group: Nortel, Dynegy (which merged with our original investment Illinova), Philips Electronics, Waddell & Reed and Warner Lambert (which is merging with Pfizer). The worst performers followed the market sector returns: basic industry, consumer and financials. The exception was Pitney Bowes, which, after several years of outperformance, was hurt by the perception of Internet-based competition.
      We seek stocks that have a combination of above-average current yield and dividend growth rate, or that have an above-average yield and appear undervalued by other criteria as well. We want to own stocks that have high yields for the right reasons: they have generous, sustainable payouts and are undervalued, rather than having burdensome, unsustainable payouts and average or high valuations.
      Dividends have not become more popular among companies or investors over the past year, despite the fact that, over time, dividends have contributed a substantial portion of the total return of the stock market. The S&P 500 had a current yield of 5.4% at the end of 1981 and now yields just 1.1%. The index's payout ratio averaged about 50% through 1993, but fell to 35% by the end of 1997. The S&P 500's dividend grew about 6.8% in 1999, the highest rate of growth since 1996. However, after a slight uptick in 1998, the S&P 500's payout ratio fell to a new low of 32% in 1999. Some of this trend has to do with the changing complexion of the

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

market indices, towards growth industries, and some is due to a greater emphasis by individual companies on share repurchase or investment rather than dividends. We do not see a shift in these priorities soon, unless investors eventually question the returns from buying high-priced stock.
      We continue to seek investments with strong total return prospects. The ARK Equity Income Portfolio maintains a very conservative posture relative to the market and equity funds broadly. And in periods when growth stocks have faltered, the relative performance of this Portfolio has been quite strong.

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
PLOT POINTS FOLLOWS

           ARK EQUITY INCOME           S&P 500             LIPPER EQUITY
         INSTITUTIONAL CLASS       COMPOSITE INDEX  INCOME FUNDS CLASSIFICATION
11/30/96       100000                  100000                 100000
APRIL 97       104419                  106644                 104248
APRIL 98       138919                  150411                 139297
APRIL 99       144711                  183276                 149368
APRIL 00       152526                  201842                 143304

[CHART OMITTED]
PLOT POINTS FOLLOWS

         ARK EQUITY INCOME     ARK EQUITY INCOME      S&P 500         LIPPER EQUITY
            PORTFOLIO              PORTFOLIO        COMPOSITE          INCOME FUNDS
           RETAIL CLASS A        RETAIL A W/LOAD      INDEX           CLASSIFICATION
5/31/97        10000                 9525             10000                10000
APRIL 98       12495                11902             13295                12645
APRIL 99       12985                12368             16200                13559
APRIL 00       13672                13023             17842                13009



                                                   S&P 500           Lipper
                     Institutional   Retail       Composite          Equity
                         Class       Class A        Index            Income
--------------------------------------------------------------------------------
 One Year
 Total Return            5.40%        5.29%         10.13%          -2.74%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load   N/A         0.29%           N/A             N/A
--------------------------------------------------------------------------------
 Annualized 3 year
 total return          13.47%          N/A          23.70%          11.83%
--------------------------------------------------------------------------------
 Annualized 3 year
 total return with load   N/A          N/A            N/A             N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date     14.06%        12.19%           N/A             N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date
 With Load                N/A        10.37%            N/A            N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning May 9, 1997. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

EQUITY PORTFOLIOS

EQUITY INCOME PORTFOLIO CONTINUED

STATEMENT OF NET ASSETS

[pie chart omitted]
plot points follows

% OF TOTAL PORTFOLIO INVESTMENTS

Real Estate Investment Trusts -- 4%

Miscellaneous Business Services -- 6%

Cash Equivalent -- 2%

Durable Goods -- 12%

Chemicals &
Drugs -- 12%

Consumer
Non-Durable -- 8%

Repurchase Agreements -- 2%

Financial -- 14%

Convertible
Preferred Stock -- 2%

Energy -- 21%

Technology -- 17%

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.4%
    AIRCRAFT -- 1.8%
    UNITED TECHNOLOGIES           25,000           $ 1,555
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                  $1,555
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 4.6%
    FORD MOTOR                    30,000             1,641
    TRW                           40,000             2,340
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                $3,981
--------------------------------------------------------------------------------
    BANKS -- 8.4%
    CHASE MANHATTAN               25,000             1,802
    FIRSTAR                       65,000             1,617
    FLEETBOSTON FINANCIAL         50,000             1,772
    WELLS FARGO                   50,000             2,053

--------------------------------------------------------------------------------
    TOTAL BANKS                                     $7,244
--------------------------------------------------------------------------------
    CHEMICALS -- 1.6%
    E.I. DU PONT DE NEMOURS       30,000             1,423
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $1,423
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 4.1%
    KONINKLIJKE (ROYAL) PHILIPS
     ELECTRONICS N.V.,
     NEW YORK SHARES              45,000             2,008
    MOTOROLA                      13,000             1,548
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $3,556
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 2.3%
    HEWLETT PACKARD               15,000             2,025
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $2,025
--------------------------------------------------------------------------------
    DRUGS -- 11.0%
    ABBOTT LABORATORIES           60,000             2,306
    AMERICAN HOME PRODUCTS        30,000             1,686
    BRISTOL-MYERS SQUIBB          40,000             2,097
    WARNER LAMBERT                30,000             3,414
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $9,503
--------------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT & UTILITIES-- 6.5%
    GENERAL ELECTRIC              15,000           $ 2,359
    MONTANA POWER                 30,000             1,322
    UNICOM                        50,000             1,988

--------------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT & UTILITIES          $5,669
--------------------------------------------------------------------------------
    ENERGY -- 2.5%
    HALLIBURTON                   50,000             2,209
--------------------------------------------------------------------------------
    TOTAL ENERGY                                    $2,209
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 3.4%
    WADDELL & REED FINANCIAL,
     CL A                        110,000             2,929
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $2,929
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 4.3%
    H.J. HEINZ                    35,000             1,190
    PEPSICO                       45,000             1,651
    PHILIP MORRIS                 40,000               875
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $3,716
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 4.5%
    DYNEGY                        40,000             2,618
    WILLIAMS                      35,000             1,306
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $3,924
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.6%
    COLGATE-PALMOLIVE             40,000             2,285
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $2,285
--------------------------------------------------------------------------------
    INDUSTRIAL AUTOMATION -- 1.4%
    ROCKWELL INTERNATIONAL        30,000             1,181
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL AUTOMATION                     $1,181
--------------------------------------------------------------------------------
    INSURANCE -- 1.8%
    HARTFORD FINANCIAL SERVICES
     GROUP                        30,000             1,566
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $1,566
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 2.1%
    NORTEL NETWORKS               16,000             1,812
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                         $1,812
--------------------------------------------------------------------------------
    LEASING & RENTING -- 1.4%
    PITNEY BOWES                  30,000             1,226
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $1,226
--------------------------------------------------------------------------------
    MACHINERY -- 1.4%
    INGERSOLL RAND                25,000             1,173
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $1,173
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 1.6%
    KNIGHTSBRIDGE TANKERS
     LIMITED                      75,000             1,397
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                     $1,397
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 1.1%
    FIRST DATA                    20,000               974
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $  974
--------------------------------------------------------------------------------

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 1.6%
    HONEYWELL INTERNATIONAL       25,000          $  1,400
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING              $ 1,400
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 2.1%
    KERR-MCGEE                    35,000             1,811
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 1,811
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 5.4%
    CHEVRON                       25,000             2,128
    EXXON MOBIL                   33,003             2,564
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $ 4,692
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS-- 4.2%
    BOSTON PROPERTIES             36,000             1,255
    DUKE REALTY INVESTMENTS       50,000             1,084
    SPIEKER PROPERTIES            30,000             1,329
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS            $ 3,668
--------------------------------------------------------------------------------
    RETAIL -- 1.1%
    TARGET                        15,000               998
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $  998
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 10.3%
    BELLSOUTH                     45,000             2,191
    SPRINT                        30,000             1,845
    TELEFONICA DE ESPANA, ADR     35,000             2,319
    US WEST                       35,900             2,556
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 8,911
--------------------------------------------------------------------------------
    WHOLESALE -- 1.3%
    W.W. GRAINGER                 25,000             1,084
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $ 1,084
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $56,030)                                 $81,912
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 4.2%
    CVS, TRACES, 6.000%           20,000             1,560
    NISOURCE, 7.750% WBK          22,500               871
    WBK STRYPES TRUST, 10.000%    40,000             1,200
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Cost $3,793)                                  $ 3,631
--------------------------------------------------------------------------------


                              PRINCIPAL             MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $1,339,931 (collateralized
     by U.S. Government Agency
     Obligation: total market
     value $1,387,034)            $1,339          $  1,339
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,339)                                  $ 1,339
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
    (Cost $61,162)                                 $86,882
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)           $ (56)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
 value) based on 6,958,129 outstanding shares
   of beneficial interest                           54,040
Portfolio Shares of Retail Class A
(unlimited authorization -- no par value)
 based on 279,719 outstanding shares
   of beneficial interest                            3,433
Distribution in excess of net investment income         (1)
Accumulated net realized gain on investments         3,634
Net unrealized appreciation on investments          25,720
================================================================================
TOTAL NET ASSETS -- 100.0%                         $86,826
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $12.00
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $11.99
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($11.99 / 95.25%)                $12.59
================================================================================
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
TRACES--TRUST AUTOMATIC COMMON EXCHANGE SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

VALUE EQUITY PORTFOLIO

[PHOTO OMITTED]

J. ERIC LEO
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

J. ERIC LEO IS THE CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR OF EQUITY INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE VALUE EQUITY PORTFOLIO. HE HAS MORE THAN 26 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The ARK Value Equity Portfolio Institutional Class returned 10.87% for the fiscal year ended April 30, 2000. Performance during this period modestly outperformed the 10.13% return of the S&P 500 and significantly outperformed the 0.44% return of the S&P Value Index.
      The value style of investing has been out of favor for at least the past two to three years. The market became highly bifurcated during 1998 and 1999 with mutual fund flows leaving value style funds and other "old economy" style funds for the "new economy" technology/telecommunication/Internet sector funds and aggressive growth funds. This trend began to shift back to reality in the fourth quarter of 1999 and picked up momentum in March 2000 as investors began to recognize the magnitude of the speculation in Internet-related companies, which had little hope of earning money for years.
      The Value Equity Portfolio's solid performance was driven by the top ten holdings. On close inspection, a number of our top holdings are more reflective of growth companies than value. In reality they reflect the success of our long-term approach of purchasing potential growth companies at a discount. We believe real long-term value is better measured by the revenue a company's assets produce over time and the ability of that company's management to reinvest, i.e., compound those revenues at profitable rates of return. We do not weigh heavily static measures, such as book value, in this period of rapid change. Most of the companies in the Value Equity Portfolio are purchased because we believe they can evolve into growth companies over a two to three year period. So if we do our job right, our top ten or 15 companies will ultimately look like growth companies. Three of our best performing companies this year, Corning, Inc. (+214%), National Semiconductor (+160%) and Nortel Networks (+174%), were purchased about two years ago. Two other top performers, Applied Materials (+182%) and Amgen (+97%), have been Portfolio members for more than five years. We harvest our winners gradually unless we see a specific problem evolving.
      The weakest performer for the year was Xerox (-58%). We reduced this holding early in the fiscal year at a nice profit and have recently been adding to it with the expectation that a full turnaround is about a year away. Rite Aid, which was beset by management problems, was sold during the first quarter of 2000. New management has an excellent chance at a turnaround but it will take a fair amount of time. CIT Group, Office Depot and Newell Rubbermaid were also underperformers, but these companies appear to have only short-term problems and we are content to hold them.
      As value investors, we are encouraged by the significant and healthy correction of speculative excesses that has taken place in the "new economy" stocks. We believe that value stocks or old economy companies are in a much better place to compete with the new economy companies. For the new economy companies, access to capital has been significantly impaired and their cost of capital has risen dramatically. The net effect is that the old economy will have the opportunity to catch up, effectively leveling the playing field. Markets should gradually become more rational, but volatility will remain high. The Value Equity Portfolio should benefit from this trend, as it will have a foot in both the "new" and "old" economy. We thank you for your support and your focus on long-term investing.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[CHART OMITTED]
PLOT POINTS OMITTED

INSTITUTIONAL CLASS: VALUE OF $100,000 INVESTMENT

               ARK                                             LIPPER
           VALUE EQUITY       S&P 500/                        LARGE0-CAP
            PORTFOLIO          BARRA          S&P 500           VALUE
           INSTITUTIONAL       VALUE         COMPOSITE          FUNDS
              CLASS            INDEX           INDEX        CLASSIFICATION
3/31/96       100000           100000          100000           100000
APRIL 96      102830           101020          101470           101480
APRIL 97      124692           121062          126959           122212
APRIL 98      168783           168228          179063           166135
APRIL 99      186471           190939          218189           189544
APRIL 00      206740           191817          240291           194719

[CHART OMITTED]
PLOT POINTS OMITTED

                ARK             ARK
           VALUE EQUITY     VALUE EQUITY           S&P 500/                        LIPPER
            PORTFOLIO,        PORTFOLIO,              BARRA          S&P 500        LARGE-CAP
             RETAIL        RETAIL CLASS A,          VALUE         COMPOSITE       VALUE FUNDS
            CLASS A*         WITH LOAD               INDEX           INDEX       CLASSIFICATION
3/31/96       10000             9525                10000            10000         10000
APRIL 96      10283             9795                10102            10147         10148
APRIL 97      12469            11877                12106            12696         12221
APRIL 98      16889            16087                16823            17906         16614
APRIL 99      18627            17743                19094            21819         18954
APRIL 00      20624            19645                19182            24029         19472

[CHART OMITTED]
PLOT POINTS OMITTED

              ARK               ARK
           VALUE EQUITY     VALUE EQUITY           S&P 500/                       LIPPER
            PORTFOLIO,        PORTFOLIO,            BARRA          S&P 500       LARGE-CAP
             RETAIL        RETAIL CLASS B,          VALUE         COMPOSITE      VALUE FUNDS
            CLASS B*         WITH CDSC*             INDEX           INDEX       CLASSIFICATION
3/31/96       10000             10000               10000           10000        10000
APRIL 96      10283             10283               10102           10147        10148
APRIL 97      12469             12469               12106           12696        12221
APRIL 98      16878             16878               16823           17906        16614
APRIL 99      18542             18542               19094           21819        18954
APRIL 00      20384             20184               19182           24029        19472


                                                      S&P 500/BARRA    S&P 500       Lipper
                  Institutional      Retail    Retail     Value      Composite      Large-Cap
                     Class          Class A*   Class B*   Index         Index        Value
-------------------------------------------------------------------------------------------------
 One Year
 Total Return        10.87%           10.72%    9.93%     0.46%         10.13%       2.73%
-------------------------------------------------------------------------------------------------
 One Year
 Total Return
  with Load            N/A             5.46%    5.33%      N/A            N/A         N/A
-------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return        18.36%           18.27%   17.80%    16.58%         23.70%      16.43%
-------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return
 With Load             N/A            16.37%   17.07%      N/A             N/A         N/A
-------------------------------------------------------------------------------------------------
 Annualized Total
 Return Inception
 to Date             19.46%           19.39%   19.05%      N/A             N/A         N/A
-------------------------------------------------------------------------------------------------
 Annualized Total
 Return Inception to
 Date With Load        N/A             17.97%  18.76%      N/A             N/A         N/A
-------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  For each class, performance presented prior to March 29, 1998 reflects the performance of the Marketvest Equity Fund from its inception date of March 31, 1996. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses.With such adjustments, performance would be lower than shown Annualized performance since actual inception for Retail Class A shares is 10.25% without load and 7.69% with load. Annualized performance since actual inception for Retail Class B shares is 20.79% without CDSC and 18.59% with CDSC.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

VALUE EQUITY PORTFOLIOCONTINUED

STATEMENT OF NET ASSETS

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS

% OF TOTAL PORTFOLIO INVESTMENTS

Miscellanous Business Services -- 13%

Retail -- 2%

Consumer Products -- 3%

Miscellaneous -- 5%

Chemicals & Drugs -- 9%

Financial -- 11%

Repurchase Agreements -- 3%

Technology -- 31%

Durable Goods -- 10%

Oil-Energy -- 13%

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.2%
    AUTOMOTIVE -- 2.3%
    TRW                          175,000          $ 10,237
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $10,237
--------------------------------------------------------------------------------
    BANKS -- 3.7%
    CHASE MANHATTAN              100,000             7,206
    WELLS FARGO                  220,000             9,034
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $16,240
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 0.8%
    INTERNATIONAL FLAVORS &
     FRAGRANCES                  100,000             3,444
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                          $ 3,444
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 5.4%
    HARRIS                       175,000             5,655
    LUCENT TECHNOLOGIES           50,000             3,109
    MOTOROLA                     125,000            14,883
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $23,647
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 0.4%
    NETWORKS ASSOCIATES*          75,000             1,908
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $ 1,908
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.0%
    CERIDIAN*                     75,000             1,627
    COMPAQ COMPUTER              225,000             6,581
    DELL COMPUTER*               135,000             6,767
    HEWLETT PACKARD               45,000             6,075
    IBM                           45,000             5,023
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $26,073
--------------------------------------------------------------------------------
    CONGLOMERATE -- 1.8%
    TYCO INTERNATIONAL LIMITED   175,000             8,039
--------------------------------------------------------------------------------
    TOTAL CONGLOMERATE                             $ 8,039
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.6%
    NEWELL RUBBERMAID            100,000             2,519
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                   $ 2,519
--------------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 9.1%
    ABBOTT LABORATORIES          160,000          $  6,150
    AMERICAN HOME PRODUCTS       225,000            12,642
    AMGEN*                       200,000            11,200
    BRISTOL-MYERS SQUIBB          90,000             4,719
    SCHERING PLOUGH              125,000             5,039

--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $39,750
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 1.6%
    GENERAL ELECTRIC              45,000             7,076
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $ 7,076
--------------------------------------------------------------------------------
    ENERGY -- 1.8%
    HALLIBURTON                  175,400             7,750
--------------------------------------------------------------------------------
    TOTAL ENERGY                                   $ 7,750
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 6.9%
    CIT GROUP, CL A              285,000             4,827
    CITIGROUP                    245,000            14,562
    WADDELL & REED FINANCIAL,
     CL A                        397,500            10,583
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $29,972
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.3%
    H.J. HEINZ                   110,000             3,740
    PEPSICO                      175,000             6,420
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $10,160
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 2.6%
    EL PASO ENERGY               105,212             4,472
    QUESTAR                      365,600             6,878
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                          $11,350
--------------------------------------------------------------------------------
    INDUSTRIAL AUTOMATION -- 1.4%
    ROCKWELL INTERNATIONAL       150,000             5,906
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL AUTOMATION                    $ 5,906
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 2.5%
    NORTEL NETWORKS               95,000            10,759
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $10,759

--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.7%
    COMDISCO                     100,000             3,106
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                        $ 3,106
--------------------------------------------------------------------------------
    MACHINERY -- 3.1%
    INGERSOLL RAND               200,000             9,387
    PARKER-HANNIFIN               90,000             4,185
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $13,572
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.4%
    AGILENT TECHNOLOGIES*         19,300             1,710
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                        $ 1,710
--------------------------------------------------------------------------------

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 5.6%
    BAXTER INTERNATIONAL         100,000        $    6,513
    BECTON DICKINSON             200,000             5,125
    EDWARDS LIFESCIENCES*         18,000               270
    MALLINCKRODT                 150,000             4,031
    MEDTRONIC                    160,000             8,310
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES             $ 24,249
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.7%
    CONVERGYS*                    50,000             2,200
    FIRST DATA                   200,000             9,738
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES         $ 11,938
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 2.4%
    HONEYWELL INTERNATIONAL      187,500            10,500
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING             $ 10,500
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 7.6%
    BP AMOCO PLC, ADR            214,114            10,920
    CHEVRON                       84,400             7,185
    EXXON MOBIL                  133,000            10,332
    UNOCAL                       150,000             4,847
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                      $ 33,284
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.7%
    XEROX                        275,000             7,270
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES        $ 7,270
--------------------------------------------------------------------------------
    RETAIL -- 2.2%
    LOWE'S                       165,000             8,168
    OFFICE DEPOT*                125,000             1,320
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 9,488
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 7.6%
    APPLIED MATERIALS*            45,000             4,582
    CADENCE DESIGN SYSTEMS*      200,000             3,363
    INTEL                        125,000            15,852
    NATIONAL SEMICONDUCTOR*      155,000             9,416
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $ 33,213
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.8%
    ENGELHARD                    200,000             3,513
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                      $ 3,513
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 11.7%
    BELLSOUTH                    200,000             9,738
    CORNING                       75,000            14,812
    GTE                          117,500             7,961
    SBC COMMUNICATIONS           200,000             8,763
    SPRINT                       161,400             9,926
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 51,200
--------------------------------------------------------------------------------
    WHOLESALE -- 1.5%
    W.W. GRAINGER                150,000             6,506
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $ 6,506
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $250,172)                               $424,379
--------------------------------------------------------------------------------


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00,
     repurchase price $12,693,493
     (collateralized by U.S. Government
     Agency Obligations: total market
     value $13,334,424)          $12,687         $  12,687
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $12,687)                                $ 12,687
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
    (Cost $262,859)                               $437,066
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)       $  (292)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
   value) based on 30,382,409 outstanding shares
   of beneficial interest                          203,799
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 533,148 outstanding shares
   of beneficial interest                            7,683
Portfolio Shares of Retail Class B
 (unlimited authorization -- no par value)
   based on 41,831 outstanding shares
   of beneficial interest                              608
Distribution in excess of net investment income         (7)
Accumulated net realized gain on investments        50,484
Net unrealized appreciation on investments         174,207
================================================================================
TOTAL NET ASSETS -- 100.0%                        $436,774
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.11
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $14.10
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($14.10 / 95.25%)                $14.80
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B               $13.94
================================================================================
*NON-INCOME PRODUCING SECURITY

ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY INDEX PORTFOLIO

[PHOTO OMITTED]

CLARENCE W. WOODS, JR.
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CLARENCE W. WOODS, JR. IS A PRINCIPAL OF AND CHIEF EQUITY TRADER FOR ALLIED INVESTMENT ADVISORS, INC. HE IS CO-MANAGER OF THE EQUITY INDEX PORTFOLIO. HE HAS MORE THAN 16 YEARS EXPERIENCE IN THE INVESTMENT INDUSTRY.
[PHOTO OMITTED]

PETER C. HASTINGS
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

PETER C. HASTINGS IS A VICE PRESIDENT OF ALLIED INVESTMENT  ADVISORS,  INC.
HE IS CO-MANAGER OF THE EQUITY INDEX PORTFOLIO. HE HAS MORE THAN FIVE YEARS EXPERIENCE IN THE INVESTMENT INDUSTRY.

REVIEW AND OUTLOOK
The ARK Equity Index Portfolio is managed to achieve returns similar to the Standard and Poor's 500 index. We have chosen to do this by owning the 500 names in the S&P 500 with the same weighting as they are represented in the index. We use a disciplined process to buy and sell the positions in the Portfolio as money gets added or removed from the Portfolio or names get added to or deleted from the index.
      When the past year is taken as a whole, we see quite a disparity between value versus growth and NASDAQ versus NYSE. It was no contest, as S&P Growth returned nearly 19% for the 12 months and S&P Value came in at less than 1/2% over the past year. The disparity between the technology-laden NASDAQ and New York Stock Exchange-listed stocks was even greater, 52% compared with only 1.5% respectively. Since the S&P 500 has components of all these indices, its return was in between -- a total return of 10.13% for the year. The S&P 500's performance was hurt by a very weak start to this calendar year -- its return is down nearly .8% for the first four months.
      The Institutional Class of the ARK Equity Index Portfolio marginally exceeded the S&P 500 for the year, with a net return of 10.25% for the 12 months ending April 30, 2000. The Portfolio continues to handle cash flows and index changes better, as its size continues to grow. The Portfolio grew from $92 million to nearly $158 million over the last 12 months. We are very proud of this remarkable growth, and believe that the ARK Equity Index Portfolio is worthy of the trust you have placed in it. The combination of low fees and disciplined process makes it able to replicate the index. In fact, it finished in the top decile of all S&P 500 Index Funds, handily beating the Lipper S&P 500 average of 9.46%.
      In the coming year, we can again expect the unexpected. It seems every week the market rotates in and out of various technology "darlings" and every once in a while old economy stocks start to rally. Is the great bull rally that has lasted nearly 20 years ending? Will the Federal Reserve be able to execute a soft landing for an apparently overheated economy? Stay tuned, as we are sure that similar questions will again be asked in this Annual Report next year.

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

CHART OMITTED]
PLOT POINTS FOLLOWS

             ARK EQUITY INDEX          S&P 500         LIPPER S&P 500
            INSTITUTIONAL CLASS    COMPOSITE INDEX     FUNDS AVERAGE
10/31/97           100000             100000              100000
APRIL 98           122594             122489              122079
APRIL 99           150019             149253              148046
APRIL 00           165396             164373              162051

CHART OMITTED]
PLOT POINTS FOLLOWS

         ARK EQUITY INDEX      ARK EQUITY INDEX      S&P 500     LIPPER S&P 500
         RETAIL CLASS A        RETAIL A W/LOAD  COMPOSITE INDEX  FUNDS AVERAGE
11/30/97      10000                  9525            10000           10000
APRIL 98      11694                 11138            11707           11678
APRIL 99      14272                 13594            14265           14162
APRIL 00      15692                 14947            15710           15501



                                                      S&P 500
                         Institutional   Retail      COMPOSITE          Lipper
                             Class       Class A      INDEX            S&P 500
--------------------------------------------------------------------------------
 One Year
 Total Return               10.25%       9.95%        10.13%            9.46%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load       N/A        4.72%         N/A               N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date          19.23%      20.71%         N/A               N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date With Load  N/A       18.36%         N/A               N/A
--------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning October 1, 1997. Retail Class A shares were offered beginning November 3, 1997. Performance of Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY INDEX PORTFOLIO

STATEMENT OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

Repurchase Agreements -- 10%
Retail -- 6%
Durable Goods -- 3%
Miscellaneous -- 6%
Chemicals &
Drugs -- 8%
Consumer
Products -- 9%
Oil-Energy -- 8%
Cash Equivalents -- 4%
Healthcare -- 2%
Technology -- 32%
Financial -- 12%

                                                      MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.7%
    AEROSPACE & DEFENSE -- 0.2%
    LOCKHEED MARTIN                4,590            $  114
    NORTHROP GRUMMAN                 720                51
    RAYTHEON COMPANY, CL B         3,580                79
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                       $  244
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.3%
    AMR*                           1,670                57
    DELTA AIR LINES                1,530                81
    FEDEX*                         3,317               125
    SOUTHWEST AIRLINES             5,773               125
    US AIRWAYS GROUP*                635                18
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                        $  406
--------------------------------------------------------------------------------
    AIRCRAFT -- 0.6%
    BOEING                        11,105               441
    GENERAL DYNAMICS               2,260               132
    UNITED TECHNOLOGIES            5,460               340
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                  $  913
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.0%
    LIZ CLAIBORNE                    670                31
    RUSSELL                          110                 2
    SPRINGS INDUSTRIES, CL A          60                 2
    V.F.                           1,375                39
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                          $   74
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 0.8%
    DANA                           1,681                51
    DELPHI AUTOMOTIVE SYSTEMS      6,543               125
    EATON                            770                65
    FORD MOTOR                    15,465               846
    GENUINE PARTS                  1,760                46
    NAVISTAR INTERNATIONAL*          545                19
    PACCAR                           620                29
    TRW                            1,195                70
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                $1,251
--------------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    BANKS -- 4.5%
    AMSOUTH BANCORP                4,250              $ 62
    BANK OF AMERICA               21,885             1,072
    BANK OF NEW YORK               8,935               367
    BANK ONE                      14,663               447
    BB&T                           3,585                95
    CHASE MANHATTAN               10,490               756
    COMERICA                       1,532                65
    FIFTH THIRD BANCORP            3,645               230
    FIRST UNION                   12,639               403
    FIRSTAR                       12,556               312
    FLEETBOSTON FINANCIAL         11,719               415
    GOLDEN WEST FINANCIAL          1,875                64
    HUNTINGTON BANCSHARES          2,311                42
    KEYCORP                        5,045                93
    MELLON FINANCIAL               5,560               179
    NATIONAL CITY                  6,910               117
    NORTHERN TRUST                 2,520               162
    OLD KENT FINANCIAL             1,325                40
    PNC                            3,340               146
    PROVIDIAN FINANCIAL            1,600               141
    REGIONS FINANCIAL              2,220                45
    SOUTHTRUST                     1,900                45
    STATE STREET                   1,800               174
    SUMMIT BANCORP                 1,700                43
    SUNTRUST BANKS                 3,745               190
    SYNOVUS FINANCIAL              2,742                51
    U.S. BANCORP                   8,660               176
    UNION PLANTERS                 1,450                41
    WACHOVIA                       2,200               138
    WASHINGTON MUTUAL              6,506               166
    WELLS FARGO                   21,055               865
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $7,142
--------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 0.1%
    ALBERTO-CULVER, CL B             170                 4
    AVON PRODUCTS                  2,585               107
    INTERNATIONAL FLAVORS &
     FRAGRANCES                      860                30
--------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                           $  141
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.0%
    CLEAR CHANNEL
     COMMUNICATIONS*               3,785               273
    COMCAST, CL A SPECIAL*        10,800               433
    INTERPUBLIC GROUP              3,200               131
    MEDIAONE GROUP*                7,170               542
    OMNICOM GROUP                  1,975               180
    YOUNG & RUBICAM                  800                45
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $1,604
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.0%
    CENTEX                           480                12
    FLUOR                            755                25
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $   37
--------------------------------------------------------------------------------

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES-- 0.0%
    ARMSTRONG WORLD INDUSTRIES       195               $ 4
    MCDERMOTT INTERNATIONAL          160                 1
    OWENS CORNING                    160                 3
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES            $  8
--------------------------------------------------------------------------------
    CHEMICALS -- 0.8%
    AIR PRODUCTS & CHEMICALS       2,275                71
    AVERY DENNISON                 1,240                81
    B.F. GOODRICH                    985                31
    E.I. DU PONT DE NEMOURS       12,197               579
    EASTMAN CHEMICAL                 900                47
    FMC*                             300                17
    GREAT LAKES CHEMICAL             600                16
    HERCULES                         800                12
    PPG INDUSTRIES                 1,990               108
    PRAXAIR                        1,555                69
    ROHM & HAAS                    2,564                91
    UNION CARBIDE                  1,370                81
    W.R. GRACE & COMPANY*            360                 5
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $ 1,208
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 7.8%
    3COM*                          4,010               158
    ADAPTEC*                       1,100                30
    ANDREW*                          270                 8
    CISCO SYSTEMS*                87,450             6,063
    COMVERSE TECHNOLOGY*           1,600               143
    GTE                           11,410               773
    ITT INDUSTRIES                   845                27
    LUCENT TECHNOLOGIES           40,711             2,532
    MOLEX                          2,187               120
    MOTOROLA                       8,217               978
    NETWORK APPLIANCE*             3,300               244
    QUALCOMM*                      8,500               922
    SCIENTIFIC-ATLANTA             1,910               124
    TELLABS*                       4,585               251
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $12,373
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 4.9%
    MICROSOFT*                    66,485             4,637
    ORACLE SYSTEMS*               32,644             2,609
    VERITAS SOFTWARE*              4,400               472
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $ 7,718
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 7.5%
    APPLE COMPUTER*                1,795               223
    CERIDIAN*                      1,650                36
    COMPAQ COMPUTER               21,621               632
    DELL COMPUTER*                29,780             1,493
    EMC*                          12,993             1,805
    GATEWAY*                       3,450               191
    HEWLETT PACKARD               12,895             1,741
    IBM                           23,070             2,575
    LEXMARK INTERNATIONAL
     GROUP, CL A*                  1,500               177


                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MINNESOTA MINING &
     MANUFACTURING                 5,135           $   444
    SEAGATE TECHNOLOGY*            2,330               118
    SILICON GRAPHICS*              1,500                11
    SOLECTRON*                     6,600               309
    SUN MICROSYSTEMS*             20,180             1,855
    UNISYS*                        3,270                76
    XILINX*                        3,550               260
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $11,946
--------------------------------------------------------------------------------
    CONGLOMERATE -- 0.6%
    TYCO INTERNATIONAL LIMITED    21,631               994
--------------------------------------------------------------------------------
    TOTAL CONGLOMERATE                             $   994
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.1%
    BALL                              90                 3
    CROWN CORK & SEAL                970                16
    NEWELL RUBBERMAID              2,800                71
    OWENS-ILLINOIS*                1,525                21
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                    $  111
--------------------------------------------------------------------------------
    DRUGS -- 7.5%
    ABBOTT LABORATORIES           19,665               756
    ALLERGAN                       1,480                87
    ALZA*                          1,035                46
    AMERICAN HOME PRODUCTS        16,665               936
    AMGEN*                        12,040               674
    BIOGEN*                        1,850               109
    BRISTOL-MYERS SQUIBB          22,875             1,199
    ELI LILLY                     13,950             1,078
    MERCK                         29,970             2,083
    MILLIPORE                        530                38
    PFIZER                        49,540             2,087
    PHARMACIA                     15,994               799
    SCHERING PLOUGH               18,770               757
    SIGMA ALDRICH                    985                29
    WARNER LAMBERT                10,935             1,245
    WATSON PHARMACEUTICALS*          800                36
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $11,959
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES & UTILITIES-- 5.6%
    AES*                           2,300               207
    AMEREN                         1,360                50
    AMERICAN ELECTRIC POWER        1,915                70
    CAROLINA POWER & LIGHT         1,575                58
    CENTRAL & SOUTH WEST           2,270                49
    CINERGY                        1,560                42
    CMS ENERGY                     1,000                19
    CONSOLIDATED EDISON            2,260                80
    CONSTELLATION ENERGY GROUP*    1,655                55
    DOMINION RESOURCES OF VIRGINIA 2,750               124
    DTE ENERGY                     1,445                47
    DUKE ENERGY                    4,250               244
    EDISON INTERNATIONAL           3,465                66
    ENTERGY                        2,440                62
    FIRSTENERGY                    2,310                59
    FLORIDA PROGRESS                 825                40

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO CONTINUED

                                                    MARKET
DESCRIPTION                       SHARES           VALUE (000)
--------------------------------------------------------------------------------
    FPL GROUP                      1,760            $   80
    GENERAL ELECTRIC              41,970             6,600
    GPU                            1,400                39
    NEW CENTURY ENERGIES           1,315                43
    NIAGARA MOHAWK HOLDINGS*       1,980                27
    NORTHERN STATES POWER          1,190                26
    PG&E                           3,780                98
    PINNACLE WEST CAPITAL            900                32
    PPL                            1,215                29
    PUBLIC SERVICE ENTERPRISE
    GROUP                          2,210                79
    RELIANT ENERGY                 2,960                79
    SEMPRA ENERGY                  2,676                50
    SOUTHERN                       7,460               186
    TEXAS UTILITIES                2,790                94
    UNICOM                         2,145                85
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES & UTILITIES           $8,819
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.2%
    CARNIVAL, CL A                 6,875               171
    CBS                            8,958               526
    HARRAH'S ENTERTAINMENT*        1,000                21
    MIRAGE RESORTS*                1,955                40
    TIME WARNER                   14,790             1,330
    VIACOM, CL B*                  8,160               444
    WALT DISNEY                   23,780             1,030
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $3,562
--------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 0.1%
    ALLIED WASTE INDUSTRIES*       1,900                12
    WASTE MANAGEMENT               7,076               112
--------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                    $  124
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 5.2%
    AMERICAN EXPRESS               5,735               861
    ASSOCIATES FIRST CAPITAL       8,520               189
    BEAR STEARNS                   1,279                55
    CAPITAL ONE FINANCIAL          2,260                99
    CHARLES SCHWAB                10,419               464
    CITIGROUP                     43,141             2,564
    COUNTRYWIDE CREDIT INDUSTRIES  1,215                34
    EQUIFAX                        1,625                40
    FANNIE MAE                    13,065               788
    FRANKLIN RESOURCES             2,500                81
    FREDDIE MAC                    8,810               405
    HOUSEHOLD INTERNATIONAL        6,008               251
    J.P. MORGAN                    1,965               252
    LEHMAN BROTHERS HOLDINGS       1,380               113
    MBNA                           9,080               241
    MERRILL LYNCH                  4,735               483
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     14,600             1,121
    PAINE WEBBER GROUP             1,625                71
    SLM HOLDING                    1,625                51
    T. ROWE PRICE                  1,300                50
    TEXTRON                        1,760               109
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $8,322
--------------------------------------------------------------------------------

                                                     MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.3%
    ADOLPH COORS, CL B               285             $  15
    ANHEUSER BUSCH                 5,440               384
    ARCHER-DANIELS-MIDLAND         6,101                61
    BESTFOODS                      3,135               158
    BROWN-FORMAN, CL B               780                43
    CAMPBELL SOUP                  4,815               125
    COCA-COLA                     31,590             1,487
    COCA-COLA ENTERPRISES          4,900               104
    CONAGRA                        5,755               109
    GENERAL MILLS                  3,425               125
    H.J. HEINZ                     3,960               135
    HERSHEY FOODS                  1,385                63
    KELLOGG                        4,475               109
    NABISCO GROUP HOLDINGS         3,225                42
    PEPSICO                       16,995               623
    PHILIP MORRIS                 30,255               662
    QUAKER OATS                    1,335                87
    RALSTON PURINA GROUP           3,225                57
    SARA LEE                      10,720               161
    SEAGRAM                        5,055               273
    UNILEVER NV*                   7,302               333
    UST                            1,865                28
    WM. WRIGLEY, JR.               1,155                84
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $5,268
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 0.7%
    COLUMBIA GAS SYSTEMS             922                58
    EASTERN ENTERPRISES              310                19
    EL PASO ENERGY                 2,580               110
    ENRON                          9,200               641
    NICOR                            540                18
    ONEOK                             80                 2
    PEOPLES ENERGY                   100                 3
    WILLIAMS                       4,825               180
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $1,031
--------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.2%
    HALLIBURTON                    5,190               229
    PECO ENERGY                    2,040                85
--------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                         $  314
--------------------------------------------------------------------------------
    HOME APPLIANCES -- 0.0%
    NATIONAL SERVICE INDUSTRIES      130                 3
    SHERWIN-WILLIAMS               1,910                47
--------------------------------------------------------------------------------
    TOTAL HOME APPLIANCES                           $   50
--------------------------------------------------------------------------------
    HOME BUILDERS -- 0.0%
    PULTE                            120                 3
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                             $    3
--------------------------------------------------------------------------------
    HOTELS & LODGING -- 0.1%
    HILTON HOTELS                  4,120                35
    MARRIOTT INTERNATIONAL, CL A   2,480                79
--------------------------------------------------------------------------------
    TOTAL HOTELS & LODGING                          $  114
--------------------------------------------------------------------------------

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 1.5%
    CLOROX                         2,665              $ 98
    COLGATE-PALMOLIVE              7,080               404
    DANAHER                        1,440                82
    GILLETTE                      13,660               505
    ILLINOIS TOOL WORKS            3,380               217
    LEGGETT & PLATT                2,100                45
    MAYTAG                           720                25
    PROCTER & GAMBLE              15,130               902
    SNAP-ON TOOLS                    680                18
    STANLEY WORKS                  1,000                29
    WHIRLPOOL                        800                52
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $2,377
--------------------------------------------------------------------------------
    INDUSTRIAL AUTOMATION -- 0.0%
    ROCKWELL INTERNATIONAL         1,890                74
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL AUTOMATION                      $  74
--------------------------------------------------------------------------------
    INSURANCE -- 2.8%
    AETNA                          1,510                87
    AFLAC                          2,975               145
    ALLSTATE                       8,635               204
    AMERICAN GENERAL               2,815               158
    AMERICAN INTERNATIONAL
     GROUP                        19,828             2,175
    AON                            3,030                82
    CHUBB                          2,025               129
    CIGNA                          2,125               169
    CINCINNATI FINANCIAL           1,645                66
    CONSECO                        3,460                19
    HARTFORD FINANCIAL SERVICES
     GROUP                         2,420               126
    HUMANA*                          790                 6
    JEFFERSON-PILOT                1,067                71
    LINCOLN NATIONAL               1,980                69
    LOEWS                          1,150                63
    MARSH & MCLENNAN               3,407               336
    MBIA                           1,080                53
    MGIC INVESTMENT                1,235                59
    PROGRESSIVE                      720                47
    SAFECO                         1,025                23
    ST. PAUL                       2,404                86
    TORCHMARK                      1,475                37
    UNITEDHEALTH GROUP             1,725               115
    UNUMPROVIDENT                  2,545                43
    WELLPOINT HEALTH NETWORKS*       600                44
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $4,412
--------------------------------------------------------------------------------
    INTERNET SERVICE PROVIDERS -- 1.6%
    AMERICA ONLINE*               29,200             1,747
    YAHOO!*                        6,050               788
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICE PROVIDERS                $2,535
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 1.2%
    NORTEL NETWORKS               16,592             1,879
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                         $1,879
--------------------------------------------------------------------------------

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)

--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.1%
    PITNEY BOWES                   2,880            $  118
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                          $ 118
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.1%
    HASBRO                         2,000                32
    JOSTENS                          120                 3
    MATTEL                         4,440                54
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                            $ 89
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.1%
    GEORGIA-PACIFIC                1,850                68
    LOUISIANA-PACIFIC                870                12
    WEYERHAEUSER                   2,605               139
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                     $ 219
--------------------------------------------------------------------------------
    MACHINERY -- 0.6%
    BAKER HUGHES                   3,320               106
    BLACK & DECKER                   725                30
    BRIGGS & STRATTON                 80                 3
    BRUNSWICK                        900                17
    CATERPILLAR                    3,835               151
    CRANE                            760                20
    CUMMINS ENGINE                   410                15
    DEERE                          2,730               110
    DOVER                          2,110               107
    EMERSON ELECTRIC               4,960               272
    INGERSOLL RAND                 1,800                84
    MILACRON                         120                 2
    NACCO INDUSTRIES, CL A            50                 2
    PALL                             980                22
    PARKER-HANNIFIN                1,165                54
    TIMKEN                           190                 3
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                  $ 998
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.2%
    KLA-TENCOR*                    2,120               159
    PE CORP - PE BIOSYSTEMS
     GROUP                         2,340               140
    TEKTRONIX                        550                32
    THERMO ELECTRON*               1,580                31
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                          $ 362
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.1%
    BAUSCH & LOMB                    640                39
    BAXTER INTERNATIONAL           3,245               211
    BECTON DICKINSON               2,505                64
    BIOMET                           885                32
    BOSTON SCIENTIFIC*             4,610               122
    C.R. BARD                        445                19
    COLUMBIA/HCA HEALTHCARE        6,060               172
    GUIDANT*                       3,345               192
    HEALTHSOUTH REHABILITATION*    3,110                25
    JOHNSON & JOHNSON             17,770             1,466
    MALLINCKRODT                     570                15
    MANOR CARE*                      790                 9

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO CONTINUED

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    MEDTRONIC                     15,240            $  792
    ST. JUDE MEDICAL                 840                26
    TENET HEALTHCARE*              3,075                78
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $3,262
--------------------------------------------------------------------------------
    METALS & MINING -- 0.1%
    FREEPORT-MCMORAN COPPER
     & GOLD, CL B                  1,830                18
    PHELPS DODGE                     908                42
    REYNOLDS METALS                  655                44
    VULCAN MATERIALS                 900                39
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $  143
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES-- 1.6%
    ADOBE SYSTEMS                  1,400               169
    AUTODESK                         690                26
    AUTOMATIC DATA PROCESSING      7,320               394
    BMC SOFTWARE*                  2,650               124
    CABLETRON SYSTEMS*             2,120                48
    CENDANT*                       8,116               125
    CITRIX SYSTEMS*                2,000               122
    COMPUTER ASSOCIATES
     INTERNATIONAL                 7,542               421
    COMPUTER SCIENCES*             1,920               157
    COMPUWARE*                     4,154                52
    DELUXE                           640                16
    ECOLAB                         1,445                56
    ELECTRONIC DATA SYSTEMS        5,525               380
    FIRST DATA                     4,620               225
    NCR*                           1,100                42
    NOVELL*                        3,325                65
    PARAMETRIC TECHNOLOGY*         2,670                22
    PEOPLESOFT*                    2,750                38
    SHARED MEDICAL SYSTEMS           300                12
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $2,494
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 0.0%
    H & R BLOCK                    1,150                48
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES           $   48
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING-- 0.4%
    HONEYWELL INTERNATIONAL       10,091               565
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING               $  565
--------------------------------------------------------------------------------
    MOTORCYCLES, BICYCLES & PARTS -- 0.1%
    HARLEY-DAVIDSON                3,600               143
--------------------------------------------------------------------------------
    TOTAL MOTORCYCLES, BICYCLES & PARTS             $  143
--------------------------------------------------------------------------------
    OFFICE PRODUCTS & SUPPLIES -- 0.0%
    IKON OFFICE SOLUTIONS            640                 4
    JOHNSON CONTROLS                 850                54
--------------------------------------------------------------------------------
    TOTAL OFFICE PRODUCTS & SUPPLIES                 $  58
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.6%
    BEMIS                            560                21
    BOISE CASCADE                    575                19
    CHAMPION INTERNATIONAL           975                64

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    FORT JAMES                     2,180            $   52
    INTERNATIONAL PAPER            4,701               173
    KIMBERLY-CLARK                 7,080               411
    MEAD                             905                32
    PACTIV*                        1,265                10
    POTLATCH                          90                 4
    TEMPLE-INLAND                    450                23
    WESTVACO                         990                31
    WILLAMETTE INDUSTRIES          1,085                41
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                    $  881
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 0.8%
    ANADARKO PETROLEUM             1,430                62
    APACHE                         1,310                63
    BURLINGTON RESOURCES           2,767               109
    KERR-MCGEE                     1,094                57
    OCCIDENTAL PETROLEUM           4,205                90
    PHILLIPS PETROLEUM             2,835               134
    ROWAN*                         1,060                30
    SCHLUMBERGER                   7,065               541
    TRANSOCEAN SEDCO FOREX         2,493               117
    UNION PACIFIC RESOURCES GROUP  2,525                48
    USX-MARATHON GROUP             3,280                76
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $1,327
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 4.0%
    AMERADA HESS                     970                62
    ASHLAND                          610                21
    CHEVRON                        8,365               712
    COASTAL                        2,460               123
    CONOCO                         7,025               175
    EXXON MOBIL                   44,152             3,430
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES              24,775             1,421
    SUNOCO                           735                22
    TEXACO                         6,720               333
    TOSCO                          1,625                52
    UNOCAL                         2,405                78
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $6,429
--------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
    EASTMAN KODAK                  3,460               194
    POLAROID                         140                 3
    XEROX                          7,630               202
--------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES         $  399
--------------------------------------------------------------------------------
    PRECIOUS METALS -- 0.1%
    BARRICK GOLD                   3,855                65
    HOMESTAKE MINING               1,540                 9
    NEWMONT MINING                 1,640                38
    PLACER DOME GROUP              2,805                23
--------------------------------------------------------------------------------
    TOTAL PRECIOUS METALS                           $  135
--------------------------------------------------------------------------------

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 0.4%
    AMERICAN GREETINGS, CL A         355             $   6
    DOW JONES                      1,015                66
    GANNETT                        3,090               197
    KNIGHT-RIDDER                    930                46
    MCGRAW-HILL                    2,325               122
    MEREDITH                         560                16
    NEW YORK TIMES, CL A           1,920                79
    R.R. DONNELLEY & SONS          1,105                23
    TRIBUNE                        2,655               103
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                      $ 658
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.2%
    DUN & BRADSTREET*              1,635                49
    IMS HEALTH                     3,150                54
    PAYCHEX                        2,437               128
    PERKINELMER                      515                28
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                      $ 259
--------------------------------------------------------------------------------
    RAILROADS -- 0.3%
    BURLINGTON NORTHERN SANTA FE   5,195               125
    CSX                            2,170                45
    KANSAS CITY SOUTHERN
    INDUSTRIES                     1,200                86
    NORFOLK SOUTHERN               3,775                67
    UNION PACIFIC                  2,495               105
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                  $ 428
--------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS -- 0.0%
    KAUFMAN & BROAD HOME             120                 2
--------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS                $ 2
--------------------------------------------------------------------------------
    REPAIR SERVICES -- 0.0%
    RYDER SYSTEM                     370                 8
--------------------------------------------------------------------------------
    TOTAL REPAIR SERVICES                              $ 8
--------------------------------------------------------------------------------
    RETAIL -- 5.9%
    ALBERTSON'S                    4,517               147
    AUTOZONE*                      1,190                27
    BED BATH & BEYOND*             1,500                55
    BEST BUY*                      2,350               190
    CIRCUIT CITY STORES            2,350               138
    CONSOLIDATED STORES*             540                 7
    COSTCO WHOLESALE*              4,930               267
    CVS                            4,340               189
    DARDEN RESTAURANTS             1,100                20
    DILLARD'S, CL A                1,080                15
    DOLLAR GENERAL                 3,035                69
    FEDERATED DEPARTMENT STORES*   2,400                82
    GAP                            9,995               367
    GREAT ATLANTIC & PACIFIC TEA     110                 2
    HARCOURT GENERAL                 565                21
    HOME DEPOT                    29,467             1,652
    J.C. PENNEY                    2,605                36

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    KMART*                         4,930              $ 40
    KOHL'S*                        3,850               185
    KROGER*                        8,865               165
    LIMITED                        2,142                97
    LONGS DRUG STORES                120                 3
    LOWE'S                         4,195               208
    MAY DEPARTMENT STORES          3,835               105
    MCDONALD'S                    17,310               660
    NIKE                           3,115               135
    NORDSTROM                      1,175                33
    OFFICE DEPOT*                  3,300                35
    REEBOK INTERNATIONAL             170                 3
    RITE AID                       2,565                13
    SEARS ROEBUCK                  4,280               157
    STAPLES*                       5,200                99
    TANDY                          2,075               118
    TARGET                         5,660               377
    TJX                            3,420                66
    TOYS 'R' US*                   2,090                32
    TRICON GLOBAL RESTAURANTS*     1,532                52
    WAL-MART STORES               56,970             3,155
    WALGREEN                      11,775               331
    WENDY'S INTERNATIONAL          1,235                28
    WINN DIXIE STORES              1,450                24
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $9,405
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.2%
    COOPER TIRE & RUBBER             230                 3
    DOW CHEMICAL                   2,475               280
    GOODYEAR TIRE & RUBBER         1,545                43
    SEALED AIR*                      882                49
    TUPPERWARE                       180                 3
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                          $  378
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 6.0%
    ADVANCED MICRO DEVICES*        1,700               149
    ALTERA*                        2,600               266
    ANALOG DEVICES*                4,000               307
    APPLIED MATERIALS*             8,770               893
    CONEXANT SYSTEMS*              2,300               138
    INTEL                         39,245             4,977
    LINEAR TECHNOLOGY              3,500               200
    LSI LOGIC*                     3,360               210
    MICRON TECHNOLOGY              3,450               480
    NATIONAL SEMICONDUCTOR*        1,885               115
    TERADYNE*                      2,000               220
    TEXAS INSTRUMENTS              9,365             1,525
    THOMAS & BETTS                   565                17

--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $9,497
--------------------------------------------------------------------------------
    SPECIALTY CONSTRUCTION -- 0.1%
    FORTUNE BRANDS                 1,850                46
    MASCO                          4,955               111
--------------------------------------------------------------------------------
    TOTAL SPECIALTY CONSTRUCTION                    $  157
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO CONCLUDED

                                                    MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.0%
    COOPER INDUSTRIES                910           $    31
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                      $    31
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.3%
    ALCAN ALUMINUM                 2,295                75
    ALCOA                          4,275               277
    ALLEGHENY TECHNOLOGIES*          765                18
    BETHLEHEM STEEL*                 330                 2
    ENGELHARD                      1,130                20
    INCO                           1,905                30
    NUCOR                            995                43
    USX-U.S. STEEL GROUP             915                23
    WORTHINGTON INDUSTRIES           290                 4
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                      $   492
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 7.0%
    ADC TELECOMMUNICATIONS*        3,400               207
    ALLTEL                         3,735               249
    AT&T                          40,850             1,907
    BELL ATLANTIC                 19,840             1,176
    BELLSOUTH                     24,095             1,173
    CENTURYTEL                     1,500                37
    CORNING                        3,165               625
    GLOBAL CROSSING*               8,905               281
    MCI WORLDCOM*                 32,620             1,482
    NEXTEL COMMUNICATIONS, CL A*   4,670               511
    SBC COMMUNICATIONS            43,616             1,911
    SPRINT                        10,270               632
    SPRINT PCS GROUP*              9,884               544
    US WEST                        6,157               438
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 11,173
--------------------------------------------------------------------------------
    TESTING LABORATORIES -- 0.0%
    QUINTILES TRANSNATIONAL*       1,300                19
--------------------------------------------------------------------------------
    TOTAL TESTING LABORATORIES                    $     19
--------------------------------------------------------------------------------
    TRANSPORTATION SERVICES -- 0.0%
    SABRE HOLDINGS, CL A*          1,206                42
--------------------------------------------------------------------------------
    TOTAL TRANSPORTATION SERVICES                 $     42
--------------------------------------------------------------------------------
    WHOLESALE -- 0.9%
    CARDINAL HEALTH                3,300               182
    GENERAL MOTORS                 7,470               699
    MCKESSON HBOC                  2,731                46
    SAFEWAY*                       5,955               263
    SUPERVALU                      1,180                24
    SYSCO                          3,715               140
    W.W. GRAINGER                  1,105                48
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                               $  1,402
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $122,381)                               $148,634
--------------------------------------------------------------------------------


                       SHARES/PRINCIPAL             MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 4.3%
    S&P 500 DEPOSITORY RECEIPT    46,500           $ 6,747
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $6,786)                                    6,747
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00,
     repurchase price $16,725,256
     (collateralized by U.S. Government
     Agency Obligations: total
     market value $17,240,652)   $16,717            16,717
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $16,717)                                $ 16,717
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 108.5%
    (Cost $145,884)                               $172,098
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (8.5%)       $(13,488)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
  value) based on 10,194,851 outstanding shares
   of beneficial interest                          123,723
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
   based on 503,755 outstanding shares
   of beneficial interest                            6,328
Undistributed net investment income                     92
Accumulated net realized gain on investments         2,253
Net unrealized appreciation on investments          26,214

================================================================================
TOTAL NET ASSETS -- 100.0%                        $158,610
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.83
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $14.79
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($14.79 / 95.25%)                $15.53
================================================================================
*NON-INCOME PRODUCING SECURITY

CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

BLUE CHIP EQUITY PORTFOLIO

[PHOTO OMITTED]
ALLEN J. ASHCROFT, JR.
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

ALLEN J. ASHCROFT,  JR. IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS,  INC.
HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 19 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

[PHOTO OMITTED]
CLYDE L. RANDALL, CFA
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CLYDE L. RANDALL, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 13 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK

The ARK Blue Chip Equity Portfolio delivered consistent results through our fiscal year ending April 30, 2000. A robust U.S. economy and our equity exposure in each major market sector within the S&P 500 helped the Portfolio's investments. Although we saw a resurgence in the performance of small-cap companies, dominant blue chip companies also performed well in this fiscal period.
      This fiscal year did witness an extremely volatile equity environment. Our fiscal year began with the Dow Jones Industrial Average slightly above the 11,000 mark. The market traded down throughout the summer months, until a fall rally pushed the Dow to an 11,600 December close. The new millenium was not kind either, and by March the Dow had traded down more than 2,000 points, as interest rate fears and an inverted yield curve worried investors. The market did rally in April, but once again fear that the Federal Reserve would elevate interest rates gave us an all-time one-day record correction of more than 600 points.
      Throughout the year, the Blue Chip Equity Portfolio remained focused on our strategy of looking for large-cap companies that are dominant in their markets, and have franchise characteristics, solid management teams and a proven record of delivering above-average equity performance. This strategy forced us to stay broadly diversified, with 40 quality companies, covering each sector of the market. Although at times we were enticed to overweight sectors, especially technology, we stayed the course, and once again delivered solid, consistent performance.
      As of April 30, 2000 the Portfolio's largest contributors, as expected, were centered on the technology and telecommunication sectors. Companies like Nokia, Cisco, Philips Electronics and Intel all appreciated over 100% in our fiscal year. The Portfolio once again was negatively impacted by our weighting in consumer-related companies, which had a tough time delivering earnings growth because of pricing power.
      We continue with our positive long-term bias on the equity markets. However, continued volatility and an increasing interest-rate environment could dampen returns in the near term. We continue to look for investments in large companies with strong business franchises that fit our investment style and can deliver consistent equity performance.

EQUITY PORTFOLIOS

BLUE CHIP EQUITY PORTFOLIO

PERFORMANCE AS OF
APRIL 30, 2000

[Chart omitted, plot points are as follows:]

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

       Ark Blue Chip Equity Portfolio   S&P 500        Lipper Large Cap
          Institutional Class      Composite Index  Value Funds Classification
 4/30/96          $100,000            $100,000            $100,000
 April 97          124,410             125,120             120,430
 April 98          173,353             176,469             163,713
 April 99          209,878             215,028             186,780
 April 00          252,798             236,810             191,879

 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

       Ark Blue Chip Equity Portfolio    Ark Blue Chip Equity Portfolio     S&P 500          Lipper Large Cap
               Retail Class A       Retail Class A, with Load           Composite Index   Value Funds Classification
 5/31/96           $10,000                        $ 9,525                  $10,000            $10,000
 April 97           11,956                         11,388                   12,196             11,806
 April 98           16,611                         15,822                   17,201             16,049
 April 99           20,092                         19,138                   20,959             18,311
 April 00           24,169                         23,021                   23,082             18,811

 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

       Ark Blue Chip Equity Portfolio   Ark Blue Chip Equity Portfolio                   S&P 500                   Lipper Large Cap
               Retail Class B*             Retail Class B, with CDSC*             Composite Index Value         Funds Classification
 4/30/96           $1,0000                          $10,000                            $10,000                     $10,000
 April 97           12,441                           12,441                             12,512                      12,043
 April 98           17,335                           17,335                             17,647                      16,371
 April 99           20,844                           20,844                             21,503                      18,678
 April 00           24,886                           23,686                             23,681                      19,188

                                                          S&P 500      Lipper
                      Institutional  Retail    Retail     Composite   Large Cap
                         Class       Class A   Class B*    Index        Value
--------------------------------------------------------------------------------
 One Year
 Total Return            20.45%      20.29%    19.39%       10.13%       2.73%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load    N/A       14.56%    14.39%         N/A         N/A
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return            26.66%      26.44%    26.00%       23.70%      16.43%
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load    N/A       24.40%    25.36%         N/A         N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date       25.87%      25.54%    25.39%         N/A         N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date
 With Load                 N/A       24.00%    25.02%         N/A          N/A
--------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning April 1, 1996. Retail Class A shares were offered beginning May 16, 1996. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning July 31, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the actual inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Retail Class B shares is 22.58% without CDSC and 20.60% with CDSC.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

                                         ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

STATEMENT OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART OMITTED, PERCENTAGES ARE AS FOLLOWS:]

Miscellaneous -- 11%
Retail -- 8%
Transportation -- 3%
Oil-Energy -- 11%
Consumer Products -- 10%
Chemical & Drugs -- 13%
Repurchase Agreements -- 5%
Technology -- 27%
Financial -- 12%

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.0%
    ALUMINUM & NON-FERROUS METALS -- 1.8%
    ALCOA                         80,000          $  5,190
--------------------------------------------------------------------------------
    TOTAL ALUMINUM & NON-FERROUS METALS           $  5,190
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 2.5%
    FORD MOTOR                   135,000             7,383
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                              $  7,383
--------------------------------------------------------------------------------
    BANKS -- 6.6%
    CHASE MANHATTAN               80,000             5,765
    FIRSTAR                      300,000             7,462
    WELLS FARGO                  155,000             6,365
--------------------------------------------------------------------------------
    TOTAL BANKS                                   $ 19,592
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.3%
    MEDIAONE GROUP*               90,000             6,806
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING   $ 6,806
--------------------------------------------------------------------------------
    CHEMICALS -- 1.8%
    E.I. DU PONT DE NEMOURS      115,000             5,455
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                $ 5,455
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 11.8%
    CISCO SYSTEMS*               120,000             8,319
    KONINKLIJKE (ROYAL) PHILIPS
     ELECTRONICS N.V.,
     NEW YORK SHARES*            132,000             5,890
    LUCENT TECHNOLOGIES          100,000             6,219
    MOTOROLA                      45,000             5,358
    NOKIA, CL A, ADR             160,000             9,100
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $34,886
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 1.7%
    MICROSOFT*                    70,000             4,882
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $ 4,882
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 3.3%
    HEWLETT PACKARD               45,000             6,075
    SUN MICROSYSTEMS*             40,000             3,677
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $ 9,752
--------------------------------------------------------------------------------
    CONGLOMERATE -- 3.1%
    TYCO INTERNATIONAL LIMITED   200,000             9,188
--------------------------------------------------------------------------------
    TOTAL CONGLOMERATE                             $ 9,188
--------------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 10.8%
    ABBOTT LABORATORIES          195,000          $  7,495
    AMGEN*                       115,000             6,440
    PFIZER                        60,000             2,528
    SCHERING PLOUGH              160,000             6,450
    WARNER LAMBERT                80,000             9,105
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $32,018
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 3.2%
    GENERAL ELECTRIC              60,000             9,435
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $ 9,435
--------------------------------------------------------------------------------
    ELECTRICAL TECHNOLOGY -- 0.4%
    ENERGIZER HOLDINGS*           73,333             1,251
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL TECHNOLOGY                    $ 1,251
--------------------------------------------------------------------------------
    ENERGY -- 2.6%
    HALLIBURTON                  175,000             7,733
--------------------------------------------------------------------------------
    TOTAL ENERGY                                   $ 7,733
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.3%
    WALT DISNEY                  160,000             6,930
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 6,930
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 2.6%
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                    100,000             7,675
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 7,675
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.4%
    PEPSICO                      170,000             6,237
    RALSTON PURINA GROUP         220,000             3,891
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $10,128
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 1.3%
    PROCTER & GAMBLE              65,000             3,876
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 3,876
--------------------------------------------------------------------------------
    INSURANCE -- 2.8%
    AMERICAN INTERNATIONAL GROUP  75,000             8,227
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 8,227
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 2.1%
    NORTEL NETWORKS               55,000             6,229
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $ 6,229
--------------------------------------------------------------------------------
    MACHINERY -- 2.0%
    INGERSOLL RAND               125,000             5,867
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $ 5,867
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.9%
    GUIDANT*                     150,000             8,606
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 8,606
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.1%
    FIRST DATA                   125,000             6,086
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 6,086
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 2.7%
    HONEYWELL INTERNATIONAL      140,000             7,840
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING              $ 7,840
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 4.7%
    EXXON MOBIL                   90,000             6,992
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES             120,000             6,885
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $13,877
--------------------------------------------------------------------------------
                                                                             75

EQUITY PORTFOLIOS

BLUE CHIP EQUITY PORTFOLIO CONCLUDED

                        SHARES/PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    RETAIL -- 4.3%
    HOME DEPOT                   120,000          $  6,728
    TARGET                        90,000             5,991
--------------------------------------------------------------------------------
    TOTAL RETAIL                                  $ 12,719
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 5.0%
    ALTERA*                       35,000             3,579
    INTEL                         62,000             7,862
    TEXAS INSTRUMENTS             20,000             3,257
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $ 14,698
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 4.9%
    ADC TELECOMMUNICATIONS*       55,000             3,341
    SBC COMMUNICATIONS           125,000             5,477
    US WEST                       80,000             5,695
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 14,513
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $198,666)                               $280,842
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.9%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $14,340,894 (collateralized
     by U.S. Government Agency
     Obligations: total market
     value $14,771,335)          $14,334            14,334
------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $14,334)                                $ 14,334
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
    (Cost $213,000)                               $295,176
========================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.1%             $415
========================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par
  value) based on 8,962,810 outstanding shares
   of beneficial interest                          144,768
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 3,111,823 outstanding shares
   of beneficial interest                           44,832
Portfolio Shares of Retail Class B
 (unlimited authorization -- no par value)
  based on 458,046 outstanding shares
   of beneficial interest                            9,247
Undistributed net investment income                    119
Accumulated net realized gain on investments        14,449
Net unrealized appreciation on investments          82,176
================================================================================
TOTAL NET ASSETS -- 100.0%                        $295,591
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS        $  23.60
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A             $  23.57
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($23.57 / 95.25%)              $  24.75
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B             $  23.38
================================================================================
*NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
76

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS
CAPITAL GROWTH PORTFOLIO
[PHOTO OMITTED]

ALLIED INVESTMENT ADVISORS' EQUITY TEAM
--------------------------------------------------------------------------------


THE ARK CAPITAL GROWTH PORTFOLIO IS MANAGED BY ALLIED INVESTMENT ADVISORS' EQUITY TEAM. THEIR DISCIPLINED APPROACH TO EQUITY INVESTING IS PARTICULARLY APPEALING TO INVESTORS WITH A LONG-TERM INVESTMENT PERSPECTIVE.

REVIEW AND OUTLOOK
      For the fiscal year ended April 30, 2000, the ARK Capital Growth Portfolio Institutional Class returned 51.36% and continued to outpace the S&P 500 (10.13%) and the Lipper Growth Funds Average (22.75%) by a significant margin. Once again, the Portfolio's significant overweightings in technology and telecommunication stocks were the primary drivers of its successful performance for the year. Stock selection was an important component of performance, especially in the latter half of the year when some of the more speculative Internet-related stocks came under heavy selling pressure as investors came to the realization that e.commerce and dot-com stock prices had greatly exceeded their questionable fundamentals. The Capital Growth Portfolio had little exposure to direct Internet investments, which helped performance. Stocks that helped drive the Portfolio's strong performance were Oracle, Ciena, Voicestream Wireless and ADC Telecommunications. The weakest performers for the year were Royal Caribbean, Freddie Mac, Comcast and Media One.
      Tactically, we have become more defensive during the past few months, allowing cash to build a bit, and have reduced our technology overweighting modestly. This was done to help offset the high level of investor nervousness associated with the significant correction that is taking place in the speculative portions of the technology sectors. Additionally, rising interest rates and the possibility of higher inflation levels have increased investors' uncertainty as well. Balancing these concerns are strong corporate earnings in the United States, a robust U.S. and global economy and perhaps, most important, a need by all industries to apply technology to improve productivity.
      We strongly believe that the Capital Growth Portfolio is well positioned for the future. We know that the increased volatility of the technology sector can be unnerving, and we greatly appreciate the long-term focus of our shareholders.

EQUITY PORTFOLIOS

CAPITAL GROWTH PORTFOLIO

PERFORMANCE AS OF
APRIL 30, 2000

[Chart omitted, plot points are as follows:]

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

        Ark Capital Growth Portfolio   S&P 500            Lipper Multi-Cap
          Institutional Class     Composite Index    Growth Funds Classification
 7/31/93          $100,000            $100,000               $100,000
 April 94          102,876             102,680                106,100
 April 95          106,219             120,587                116,763
 April 96          131,308             156,992                159,802
 April 97          148,982             196,429                165,571
 April 98          216,307             277,043                235,343
 April 99          280,140             337,577                280,340
 April 00          424,020             371,773                416,922


RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

        Ark Capital Growth Portfolio Ark Capital Growth Portfolio,      S&P 500             Lipper Multi-Cap
               Retail Class A        Retail Class A, with load       Composite Index   Growth Funds Classification
 3/31/94           $10,000                   $ 9,525                    $10,000                $10,000
 April 94           9,951                      9,479                     10,128                 10,022
 April 95           10,224                     9,738                     11,894                 11,030
 April 96           12,600                    12,002                     15,484                 15,095
 April 97           14,287                    13,609                     19,374                 15,640
 April 98           20,701                    19,719                     27,325                 22,231
 April 99           26,775                    25,504                     33,296                 26,481
 April 00           40,463                    38,542                     36,669                 39,383


RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

        Ark Capital Growth Portfolio                 S&P 500          Lipper Multi-Cap
         Retail Class B, with  and w/o CDSC*    Composite Index  Growth Funds Classification
 7/31/93                $10,000                     $10,000               $10,000
 April 94                10,288                      10,268                10,610
 April 95                10,622                      12,059                11,676
 April 96                13,131                      15,699                15,980
 April 97                14,898                      19,643                16,557
 April 98                21,631                      27,704                23,534
 April 99                27,867                      33,758                28,034
 April 00                41,809                      37,177                41,692


                                                      S&P 500        Lipper
                Institutional   Retail     Retail     Composite     Multi-Cap
                    Class       Class A    Class B*   Index          Growth
------------------------------------------------------------------------------
 One Year
 Total Return        51.36%      51.12%    50.03%     10.13%        48.72%
------------------------------------------------------------------------------
 One Year
 Total Return with
 Load                  N/A       43.92%    45.03%       N/A           N/A
------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return        41.72%      41.48%    41.05%     23.70%        35.08%
------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return
 With Load             N/A       39.21%    40.55%       N/A           N/A
------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return        31.90%      31.67%    31.53%     25.25%        27.81%
------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return
 With Load             N/A       30.39%    31.39%       N/A          N/A
------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date   23.66%      24.26%    23.40%       N/A          N/A
------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date
 With Load             N/A       23.28%    23.40%       N/A          N/A
------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the actual inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Retail Class B shares is 59.08% without CDSC and 57.24% with CDSC.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

STATEMENT OF NET ASSETS

[PIE CHART OMITTED, PERCENTAGES ARE AS FOLLOWS:]

% OF TOTAL PORTFOLIO INVESTMENTS
Miscellaneous Business Services -- 4%

Oil-Energy -- 1%
Consumer Products -- 3%
Chemical & Drugs -- 9%
Retail -- 10%
Telephones & Telecommunications -- 10%
Miscellaneous -- 2%
Repurchase Agreements -- 9%
Transportation -- 2%
Technology -- 39%
Financial -- 11%

                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
------------------------------------------------------------------------
COMMON STOCKS -- 91.1%
    AIRCRAFT -- 1.4%
    UNITED TECHNOLOGIES           60,000           $ 3,731
------------------------------------------------------------------------
    TOTAL AIRCRAFT                                 $ 3,731
------------------------------------------------------------------------
    BANKS -- 5.2%
    CHASE MANHATTAN               60,000             4,324
    FIRSTAR                      125,000             3,109
    WELLS FARGO                  150,000             6,159
------------------------------------------------------------------------
    TOTAL BANKS                                    $13,592
------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.3%
    COMCAST, CL A SPECIAL*        65,000             2,604
    MEDIAONE GROUP*               80,000             6,050
------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING   $ 8,654
------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 12.2%
    CIENA*                        40,000             4,945
    CISCO SYSTEMS*               100,000             6,933
    COMVERSE TECHNOLOGY*          50,000             4,459
    LUCENT TECHNOLOGIES           60,000             3,731
    MOTOROLA                      55,000             6,548
    NOKIA, CL A, ADR              80,000             4,550
    RADWARE LIMITED*              23,000               621
------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $31,787
------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 9.3%
    ELECTRONICS FOR IMAGING*     100,000             5,225
    EMC*                          35,000             4,863
    HEWLETT PACKARD               50,000             6,750
    JABIL CIRCUIT*               120,000             4,912
    LEXMARK INTERNATIONAL

     GROUP, CL A*                 20,000             2,360
------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $24,110
------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 1.5%
    ORACLE SYSTEMS*               50,000             3,997
------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $ 3,997
------------------------------------------------------------------------
    CONGLOMERATE -- 1.8%
    TYCO INTERNATIONAL LIMITED   100,000             4,594
------------------------------------------------------------------------
    TOTAL CONGLOMERATE                             $ 4,594
------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES         VALUE (000)
------------------------------------------------------------------------
    DRUGS -- 8.6%
    AMGEN*                        80,000          $  4,480
    BRISTOL-MYERS SQUIBB          80,000             4,195
    ELI LILLY                     65,000             5,025
    SCHERING PLOUGH               75,000             3,023
    WARNER LAMBERT                50,000             5,691
------------------------------------------------------------------------
    TOTAL DRUGS                                    $22,414
------------------------------------------------------------------------
    ELECTRICAL EQUIPMENT -- 1.2%
    GENERAL ELECTRIC              20,000             3,145
------------------------------------------------------------------------
    TOTAL ELECTRICAL EQUIPMENT                     $ 3,145
------------------------------------------------------------------------
    ENTERTAINMENT -- 0.7%
    ROYAL CARIBBEAN CRUISES       85,000             1,769
------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 1,769
------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.8%
    FREDDIE MAC                   80,000             3,675
    MERRILL LYNCH                 40,000             4,078
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     60,000             4,605
------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $12,358
------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 1.4%
    PEPSICO                      100,000             3,669
------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $ 3,669
------------------------------------------------------------------------
    INSURANCE -- 1.5%
    MARSH & MCLENNAN              40,000             3,943
------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 3,943
------------------------------------------------------------------------
    INTERNET SERVICES -- 3.7%
    EXODUS COMMUNICATIONS*        20,000             1,769
    INFORTE*                      25,000               981
    NORTEL NETWORKS               60,000             6,795
------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $ 9,545
------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.6%
    GUIDANT*                     120,000             6,885
------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 6,885
------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES-- 1.9%
    FIRST DATA                   100,000             4,869
    INDIGO N.V. WARRANTS*            499                 1
------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 4,870
------------------------------------------------------------------------
    RETAIL -- 8.1%
    BEST BUY*                     50,000             4,038
    CVS                          100,000             4,350
    HOME DEPOT                    30,000             1,682
    LOWE'S                        60,000             2,970
    STARBUCKS*                    50,000             1,512
    TARGET                       100,000             6,656
------------------------------------------------------------------------
    TOTAL RETAIL                                   $21,208
------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.4%
    SEALED AIR*                   20,000             1,113
------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                         $ 1,113
------------------------------------------------------------------------
                                                                     79

EQUITY PORTFOLIOS

CAPITAL GROWTH PORTFOLIO CONCLUDED

                          SHARES/PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)           VALUE (000)
------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 10.3%
    ALTERA*                       85,000           $ 8,691
    APPLIED MATERIALS*            30,000             3,054
    INTEL                         60,000             7,609
    NOVELLUS SYSTEMS*             50,000             3,334
    TEXAS INSTRUMENTS             25,000             4,072
------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $ 26,760
------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 11.2%
     ADC TELECOMMUNICATIONS*      150,000            9,113
    ALLTEL                        50,000             3,331
    CORNING                       20,000             3,950
    QWEST COMMUNICATIONS
      INTERNATIONAL*              150,000            6,506
    VOICESTREAM WIRELESS*         35,000             3,465
    WILLIAMS COMMUNICATION
      GROUP*                       75,000            2,775
------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 29,140
------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $162,025)                               $237,284
------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.1%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $23,673,410 (collateralized
     by U.S.Government Agency
     Obligations: total market
     value $24,864,521)          $23,662            23,662
------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $23,662)                                $ 23,662
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
    (Cost $185,687)                               $260,946
========================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)       $   (545)
========================================================================


                                                    MARKET
DESCRIPTION                                    VALUE (000)
------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par
 value) based on 7,419,097 outstanding shares
 of beneficial interest                          $ 116,423
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 2,025,479 outstanding shares
  of beneficial interest                            34,308
Portfolio Shares of Retail Class B
 (unlimited authorization -- no par value)
  based on 548,989 outstanding shares
   of beneficial interest                           11,674
Accumulated net realized gain on investments        22,737
Net unrealized appreciation on investments          75,259
========================================================================
TOTAL NET ASSETS -- 100.0%                        $260,401
========================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $26.13
========================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $25.89
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($25.89 / 95.25%)                $27.18
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B                $25.74
================================================================================
*NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
80

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MID-CAP EQUITY PORTFOLIO
[PHOTO OMITTED]

ALLIED INVESTMENT ADVISORS' EQUITY TEAM
--------------------------------------------------------------------------------


THE ARK MID-CAP EQUITY PORTFOLIO IS MANAGED BY ALLIED INVESTMENT ADVISORS' EQUITY TEAM. THEIR DISCIPLINED APPROACH TO EQUITY INVESTING IS PARTICULARLY APPEALING TO INVESTORS WITH A LONG-TERM INVESTMENT PERSPECTIVE.

REVIEW AND OUTLOOK
The ARK Mid-Cap Equity Portfolio Institutional Class continued to perform well, closing out the year with a gain of 38.90% compared to a gain of 23.52% for the Standard & Poor's 400 Mid-Cap Index. The mid-cap stocks also exceeded the 10.13% advance witnessed by the most popular large-cap benchmark, the Standard & Poor's 500 Index.
      Once again, the Portfolio's best performers were technology and telecommunications stocks. Triquint Semiconductor, Siebel Systems, Veritas Software, Ciena and Cyprus Semiconductor were the top five performers, while financial, chemical and industrial shares underperformed. Energy stocks finally came to life during the fourth quarter.
      Signs of inflation are unfortunately again evident as sharp increases in wages, housing prices and many service industry prices have begun. This means that the Federal Reserve could continue to raise interest rates to slow economic activity, which puts the stock market at greater risk. On the plus side, however, corporate earnings for mid-cap companies are expected to be strong, providing some cushion against a market sell-off.
      Mid-cap stocks appear to be positioned to provide good long-term performance relative to large-cap equities, although the volatility seen over the last year will likely remain with us throughout the year 2000.

EQUITY PORTFOLIOS

MID-CAP EQUITY PORTFOLIO

PERFORMANCE AS OF
APRIL 30, 2000

[Chart omitted, plot points are as follows:]

INSTITUTIONALCLASS: VALUEOFA $100,000 INVESTMENT

        Ark Mid-Cap Equity Portfolio     S&P 400          Lipper Mid-Cap
             Institutional Class     Mid-Cap Index   Core Funds Classification
 11/30/96         $100,000              $100,000             $100,000
 April 97          100,671               101,178               96,086
 April 98          147,906               149,613              139,268
 April 99          160,862               159,248              138,028
 April 00          223,438               196,703              194,054

RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

        Ark Mid-Cap Equity Portfolio   Ark Mid-Cap Equity Portfolio,     S&P 400          Lipper Mid-Cap
               Retail Class A*          Retail Class A, with load*    Mid-Cap Index  Core Funds Classification

 11/30/96          $10,000                       $ 9,525                $10,000             $10,000
 April 97           10,067                         9,589                 10,118               9,609
 April 98           14,791                        14,088                 14,961              13,927
 April 99           16,086                        15,322                 15,925              13,803
 April 00           22,324                        21,264                 19,670              19,405

                   Institutional    Retail            S&P 400              Lipper
                      Class       Class A*           Mid-cap            Mid-Cap Core
-----------------------------------------------------------------------------------------
 One Year
 Total Return           38.90%      38.78%             23.52%               40.59%
-----------------------------------------------------------------------------------------
 One Year
 total Return with load   N/A       32.21%               N/A                  N/A
-----------------------------------------------------------------------------------------
 Annualized 3 year
 total return           30.44%      30.40%             24.81                 25.49
-----------------------------------------------------------------------------------------
 Annualized 3 year
 total return with load   N/A       28.29%               N/A                  N/A
-----------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date      26.65%      26.62%               N/A                  N/A
-----------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date
 with load                N/A       24.84%               N/A                  N/A
-----------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning September 1, 1999. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

* Performance shown prior to the actual inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Cumulative performance since actual inception for Retail Class A shares is 34.04% without load and 27.66% with load.

  The performance for the S&P Mid-Cap Index does not include operating expenses that are incurred by the Portfolio.

  ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

STATEMENT OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART OMITTED, PERCENTAGES ARE AS FOLLOWS:]

Consumer Products -- 6%
Transportation -- 3%
Telephones & Telecommunications -- 8%
Oil-Energy -- 6%
Chemicals & Drugs -- 6%
Utilities -- 4%
Retail -- 4%
Miscellaneous -- 4%
Miscellanous Business Services -- 9%
Financial -- 8%
Repurchase Agreements -- 1%
Technology -- 39%
Building & Construction -- 2%

                                                 MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
    AEROSPACE & DEFENSE -- 0.5%
    CORDANT TECHNOLOGIES           2,800             $ 159
    HUBBELL, CL B                  3,816                99
    LEAR*                          5,600               168
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                        $ 426
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.1%
    AIRBORNE FREIGHT               2,900                62
    ALASKA AIRGROUP*               1,000                29
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                         $  91
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.4%
    JONES APPAREL GROUP*           5,400               160
    SHAW INDUSTRIES                9,300               147
    WESTPOINT STEVENS*             3,200                60
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                           $ 367
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 0.4%
    FEDERAL SIGNAL                 2,882                59
    FEDERAL-MOGUL                  1,450                20
    KAYDON                         2,200                51
    MERITOR AUTOMOTIVE             3,600                54
    MODINE MANUFACTURING           1,250                28
    SUPERIOR INDUSTRIES
     INTERNATIONAL                 1,155                37
    TELEFLEX                       3,200               111
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                  $360
--------------------------------------------------------------------------------
    BANKS -- 3.5%
    ASSOCIATED BANC                4,875               125
    ASTORIA FINANCIAL              4,000               110
    CCB FINANCIAL                  3,700               146
    CHARTER ONE FINANCIAL         14,100               286
    CITY NATIONAL                  4,200               155
    COMPASS BANCSHARES             9,000               166
    DIME BANCORP                   9,500               178
    FIRST TENNESSEE NATIONAL      12,000               228


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    FIRST VIRGINIA BANKS           4,750            $  173
    HIBERNIA, CL A                13,500               143
    MARSHALL & ILSLEY             11,000               511
    MERCANTILE BANKSHARES          5,075               145
    NATIONAL COMMERCE
     BANCORPORATION               10,000               164
    NORTH FORK BANCORPORATION     11,000               178
    PACIFIC CENTURY FINANCIAL      4,000                82
    PROVIDENT FINANCIAL GROUP      3,500               103
    SOVEREIGN BANCORP             14,600               100
    TCF FINANCIAL                  6,500               152
    WILMINGTON TRUST               1,900                88

--------------------------------------------------------------------------------
    TOTAL BANKS                                     $3,233
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.5%
    CHRIS-CRAFT INDUSTRIES*        2,663               164
    COX COMMUNICATIONS*           10,000               428
    HISPANIC BROADCASTING*         4,500               455
    L90*                          20,000               200
    UNIVISION COMMUNICATIONS*     10,000             1,092
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $2,339
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.3%
    MARTIN MARIETTA MATERIALS      5,000               265
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $  265
--------------------------------------------------------------------------------
    CHEMICALS -- 0.7%
    AIRGAS*                        6,000                35
    CABOT                          5,000               135
    DEXTER                         1,000                55
    FULLER (H.B.)                    590                23
    IMC GLOBAL                     8,500               131
    LUBRIZOL                       2,900                74
    SOLUTIA                       12,000               163
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $  616
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 4.3%
    CIENA*                        15,000             1,854
    COMVERSE TECHNOLOGY*          20,000             1,784
    POLYCOM*                       2,000               158
    SAWTEK*                        5,000               239
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $4,035
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 9.4%
    INFORMIX*                     18,000               198
    INTUIT*                       17,500               629
    LEGATO SYSTEMS*               10,400               135
    NETWORKS ASSOCIATES*          22,000               560
    RATIONAL SOFTWARE*             7,500               638
    SIEBEL SYSTEMS*               18,700             2,298
    SYMANTEC*                     10,000               624
    VERITAS SOFTWARE*             35,000             3,754
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $8,836
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

MID-CAP EQUITY PORTFOLIO CONTINUED

                                                    MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 8.7%
    AMERICAN POWER CONVERSION*    15,500            $  547
    AVNET                          3,675               289
    BROCADE COMMUNICATIONS
     SYSTEMS*                     10,000             1,240
    CDW COMPUTER CENTERS*          5,000               520
    DIEBOLD                        3,854               111
    ELECTRONICS FOR IMAGING*      25,000             1,306
    JABIL CIRCUIT*                50,000             2,047
    SCI SYSTEMS*                  12,400               660
    SOLECTRON*                    16,000               749
    SYMBOL TECHNOLOGIES           11,515               642
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $8,111
--------------------------------------------------------------------------------
    CONCRETE & MINERAL PRODUCTS-- 0.2%
    FERRO                          1,575                36
    SOUTHDOWN                      2,800               163
--------------------------------------------------------------------------------
    TOTAL CONCRETE & MINERAL PRODUCTS               $  199
--------------------------------------------------------------------------------
    DRUGS -- 5.1%
    BIOGEN*                       10,000               588
    CARTER-WALLACE                 2,400                53
    CHIRON*                       17,064               772
    FOREST LABORATORIES*          15,868             1,334
    GENZYME*                       8,024               392
    ICN PHARMACEUTICALS            5,000               126
    MILLENNIUM PHARMACEUTICAL*     6,000               476
    MYLAN LABORATORIES            15,000               426
    PERRIGO*                       6,050                34
    SEPRACOR*                      6,300               580
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $4,781
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES & UTILITIES -- 4.1%
    ALLEGHENY ENERGY               8,729               265
    ALLIANT ENERGY                 5,500               165
    CALPINE*                       5,000               457
    CONECTIV                       8,687               154
    DPL                           10,000               232
    ENERGY EAST                    7,300               152
    HAWAIIAN ELECTRIC INDUSTRIES   1,475                55
    IDACORP                        1,650                61
    IPALCO ENTERPRISES             4,742                97
    KANSAS CITY POWER & LIGHT      3,250                83
    LG&E                          10,150               237
    MINNESOTA POWER & LIGHT        3,650                67
    MONTANA POWER                 10,000               441
    NISOURCE                       8,700               161
    OGE ENERGY                     6,106               121
    PINNACLE WEST CAPITAL          5,000               176
    POTOMAC ELECTRIC POWER        10,150               238
    PUGET SOUND ENERGY             4,200               100
    SCANA                          8,750               226
    TECO ENERGY                    9,372               205
    WISCONSIN ENERGY               8,000               171

--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES & UTILITIES           $3,864
--------------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 0.9%
    INTERNATIONAL GAME
     TECHNOLOGY                    6,600             $ 161
    MANDALAY RESORT GROUP*         7,500               142
    PARK PLACE ENTERTAINMENT*     30,000               384
    PREMIER PARKS*                 6,500               140
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $  827
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 2.2%
    A.G. EDWARDS & SONS            8,018               302
    E*TRADE GROUP*                28,000               602
    FINOVA GROUP                   4,750                61
    GREENPOINT FINANCIAL           8,200               153
    LEGG MASON                     4,600               174
    T. ROWE PRICE                 19,000               724
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 2,016
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 1.0%
    DEAN FOODS                     3,575                88
    FLOWERS INDUSTRIES             5,656                86
    HORMEL FOODS                   7,600               116
    INTERSTATE BAKERIES            5,200                66
    LANCASTER COLONY               1,848                49
    MCCORMICK                      5,750               179
    SUIZA FOODS*                   2,500                97
    TYSON FOODS, CL A             17,510               183
    UNIVERSAL FOODS                2,400                39
    WHITMAN                        5,300                61
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $  964
--------------------------------------------------------------------------------
    FORESTRY -- 0.1%
    RAYONIER                       2,100                99
--------------------------------------------------------------------------------
    TOTAL FORESTRY                                  $   99
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.2%
    AGL RESOURCES                  2,150                38
    DYNEGY*                        3,100               203
    KEYSPAN                       11,500               338
    KINDER MORGAN                  3,450               105
    MCN                            4,100               102
    NATIONAL FUEL & GAS            1,425                68
    QUESTAR                        5,800               109
    UTILICORP UNITED               4,425                85
    WASHINGTON GAS LIGHT           2,000                51
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $1,099
--------------------------------------------------------------------------------
    HOME BUILDERS -- 0.1%
    CLAYTON HOMES                 11,701               111
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                             $  111
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 0.2%
    DIAL                          11,700               163
    RPM                            3,890                39
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                        $  202
--------------------------------------------------------------------------------
84

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    INSURANCE -- 2.7%
    AFLAC                          9,460             $ 462
    ALLMERICA FINANCIAL            9,000               487
    AMBAC                          5,000               240
    AMERICAN FINANCIAL GROUP       4,500               114
    FIRST HEALTH GROUP, CL A*      2,800                85
    HSB GROUP                      1,350                39
    OHIO CASUALTY                  5,000                83
    PACIFICARE HEALTH SYSTEMS,
     CL A*                         3,153               162
    PMI GROUP                      2,550               124
    PROTECTIVE LIFE                4,900               117
    RELIASTAR FINANCIAL           10,000               431
    UNITRIN                        5,000               169
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,513
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.6%
    COMDISCO                      17,500               544
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $  544
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.4%
    ELECTRONIC ARTS*               5,750               348
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  348
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.1%
    GEORGIA-PACIFIC (TIMBER GROUP) 5,000               116
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                    $  116
--------------------------------------------------------------------------------
    MACHINERY -- 0.7%
    DONALDSON                      2,200                51
    FLOWSERVE                      2,137                30
    GRANT PRIDECO*                15,000               289
    KENNAMETAL                     1,600                46
    MARK IV INDUSTRIES             2,615                55
    PENTAIR                        1,574                60
    SPX                            1,500               165
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $  696
--------------------------------------------------------------------------------
    MANUFACTURING -- 0.1%
    TRINITY INDUSTRIES             3,200                71
--------------------------------------------------------------------------------
    TOTAL MANUFACTURING                             $  71
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 0.0%
    ALEXANDER & BALDWIN            1,900                40
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                     $   40
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.9%
    BECKMAN COULTER                2,250               146
    WATERS*                        7,500               711
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $  857
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.5%
    BERGEN BRUNSWIG, CL A          5,112                26
    DENTSPLY INTERNATIONAL         3,900               113
    EXPRESS SCRIPTS, CL A*         4,000               143
    GILEAD SCIENCES*               2,000               108
    HEALTH MANAGEMENT
     ASSOCIATES, CL A*            25,000               398


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    LINCARE HOLDINGS*              3,200              $ 98
    MINIMED*                       2,200               270
    STERIS*                        5,300                48
    STRYKER                        9,500               683
    SYBRON INTERNATIONAL*          7,800               243
    TRIGON HEALTHCARE*             1,500                54
    VISX*                          7,000               111
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $2,295
--------------------------------------------------------------------------------
    METALS & MINING -- 0.4%
    MINERALS TECHNOLOGIES          1,900                88
    VULCAN MATERIALS               5,925               260
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $  348
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 7.8%
    AC NIELSEN*                    3,000                69
    AFFILIATED COMPUTER
     SERVICES, CL A*               3,500               116
    CHECKFREE HOLDINGS*            5,000               254
    CINTAS                        16,950               672
    CONCORD EFS*                  18,050               404
    CONVERGYS*                    30,200             1,329
    DST SYSTEMS*                   5,500               408
    FISERV*                       12,818               589
    LITTON INDUSTRIES*             3,350               146
    NIKU*                          5,000               100
    NOVA*                          5,500               174
    PLEXUS*                       15,000             1,149
    REYNOLDS & REYNOLDS, CL A      4,100                97
    ROBERT HALF INTERNATIONAL*     6,600               403
    SOTHEBY'S HOLDINGS, CL A       4,300                71
    TRANSACTION SYSTEMS
     ARCHITECTS*                   2,300                38
    VIAD                           6,900               175
    WESTWOOD ONE*                 30,000             1,061
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $7,255
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 0.3%
    MANPOWER                       7,000               247
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES           $  247
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 0.3%
    GTECH*                         1,000                21
    HARSCO                         2,500                74
    HILLENBRAND INDUSTRIES         6,000               181
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING               $  276
--------------------------------------------------------------------------------
    MOTORCYCLES, BICYCLES & PARTS -- 0.8%
    HARLEY-DAVIDSON               20,000               796
--------------------------------------------------------------------------------
    TOTAL MOTORCYCLES, BICYCLES & PARTS             $  796
--------------------------------------------------------------------------------
    OFFICE FURNITURE & FIXTURES-- 0.2%
    HERMAN MILLER                  5,900               162
    HON INDUSTRIES                 2,400                60
--------------------------------------------------------------------------------
    TOTAL OFFICE FURNITURE & FIXTURES               $  222
--------------------------------------------------------------------------------
                                                                              85

EQUITY PORTFOLIOS

MID-CAP EQUITY PORTFOLIO CONTINUED

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.4%
    BOWATER                        2,650             $ 146
    CHESAPEAKE                     1,050                33
    CONSOLIDATED PAPERS            4,500               170
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                      $349
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 4.5%
    BJ SERVICES*                   9,200               646
    DEVON ENERGY                   5,300               255
    ENSCO INTERNATIONAL           10,500               348
    GLOBAL MARINE*                14,075               338
    NABORS INDUSTRIES*             7,200               284
    NOBLE AFFILIATES               4,400               159
    NOBLE DRILLING*               15,000               599
    OCEAN ENERGY*                  7,000                91
    SMITH INTERNATIONAL*          10,000               760
    TIDEWATER                      4,855               144
    TRANSOCEAN SEDCO FOREX         9,600               451
    VALERO ENERGY                  3,300                96
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $4,171
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 0.7%
    MURPHY OIL                     2,400               142
    TOSCO                         11,800               378
    ULTRAMAR DIAMOND SHAMROCK      4,800               119
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                        $  639
--------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 1.5%
    A.H. BELO, CL A                7,200               120
    HARTE-HANKS COMMUNICATIONS     5,000               124
    HOUGHTON MIFFLIN               1,380                57
    LEE ENTERPRISES                1,850                42
    MEDIA GENERAL                  1,100                54
    READER'S DIGEST, CL A          7,500               240
    SCHOLASTIC*                      600                28
    VALASSIS COMMUNICATIONS*      10,000               341
    WASHINGTON POST, CL B            850               415
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                     $1,421
--------------------------------------------------------------------------------
    RAILROADS -- 0.9%
    KANSAS CITY SOUTHERN
     INDUSTRIES                   12,000               862
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                 $  862
--------------------------------------------------------------------------------
    RETAIL -- 4.3%
    BEST BUY*                     13,000             1,050
    BJ'S WHOLESALE CLUB*           6,000               213
    BOB EVANS FARMS                3,000                39
    BRINKER INTERNATIONAL*         4,849               155
    CBRL GROUP                     3,500                49
    DOLLAR TREE STORES*            3,500               203
    FASTENAL                       1,650                96
    HANNAFORD BROTHERS             5,000               362
    LANDS' END*                    3,350               142
    LONE STAR STEAKHOUSE
     & SALOON*                     3,000                35
    OUTBACK STEAKHOUSE*            5,700               187
    PAPA JOHN'S INTERNATIONAL*     2,500                69

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    STARBUCKS*                    20,500           $   620
    TIFFANY & COMPANY              8,000               581
    WILLIAMS-SONOMA*               7,600               263
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 4,064
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.9%
    CARLISLE                       1,200                49
    SONOCO PRODUCTS                7,550               158
    WEATHERFORD INTERNATIONAL*    15,000               609
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                         $   816
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS-- 16.6%
    ALTERA*                       13,000             1,329
    ANALOG DEVICES*               20,000             1,536
    ATMEL*                        19,400               949
    CADENCE DESIGN SYSTEMS*       22,000               370
    CYPRESS SEMICONDUCTOR*        18,250               948
    EMS TECNOLOGIES*              25,000               447
    LINEAR TECHNOLOGY             31,800             1,817
    MAXIM INTEGRATED PRODUCTS*    25,500             1,653
    MICREL*                        3,000               259
    MICROCHIP TECHNOLOGY*         11,500               714
    NOVELLUS SYSTEMS*             21,000             1,400
    QLOGIC*                        6,000               602
    SANMINA*                      10,000               601
    SYNOPSYS*                      6,000               252
    TERADYNE*                     10,500             1,155
    TRIQUINT SEMICONDUCTOR*        4,000               411
    VITESSE SEMICONDUCTOR*        15,500             1,055
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $15,498
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.3%
    AMERICAN STANDARD*             6,000               246
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                       $  246
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.1%
    AK STEEL HOLDING               3,500                39
    CARPENTER TECHNOLOGY           1,100                22
    PRECISION CASTPARTS            1,050                44
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                       $  105
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 3.9%
    BROADWING*                    17,700               501
    COPPER MOUNTAIN NETWORKS*     10,000               834
    COVAD COMMUNICATIONS
     GROUP*                       22,500               624
    TELEPHONE & DATA SYSTEMS       3,100               316
    TRANSWITCH*                    4,750               418
    WILLIAMS COMMUNICATION
     GROUP*                       10,000               370
    WINSTAR COMMUNICATIONS*       15,000               598
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 3,661
--------------------------------------------------------------------------------
    TESTING LABORATORIES -- 0.9%
    MEDIMMUNE*                     5,500               880
--------------------------------------------------------------------------------
    TOTAL TESTING LABORATORIES                      $  880
--------------------------------------------------------------------------------
86

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

--------------------------------------------------------------------------------


                        SHARES/PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
    TRANSPORTATION SERVICES -- 0.2%
    CNF TRANSPORTATION             4,400           $   123
    GATX                           2,550                91
--------------------------------------------------------------------------------
    TOTAL TRANSPORTATION SERVICES                  $   214
--------------------------------------------------------------------------------
    WATER UTILITIES -- 0.1%
    AMERICAN WATER WORKS           5,600               127
--------------------------------------------------------------------------------
    TOTAL WATER UTILITIES                          $   127
--------------------------------------------------------------------------------
    WHOLESALE -- 0.4%
    NU HORIZONS ELECTRONICS*      18,900               338
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $   338
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $61,964)                                 $92,856
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $776,573 (collateralized
     by U.S. Government Agency
     Obligations: total market
     value $804,040)                $776               776
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $776)                                    $   776
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
    (Cost $62,740)                                 $93,632
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (0.2%)         $  (218)
================================================================================

                                                   MARKET
  DESCRIPTION                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par
  value) based on 5,148,683 outstanding shares
  of beneficial interest                           $53,476
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
 based on 64,913 outstanding shares
   of beneficial interest                            1,057
Distribution in excess of net investment income       (139)
Accumulated net realized gain on investments         8,128
Net unrealized appreciation on investments          30,892
================================================================================
TOTAL NET ASSETS -- 100.0%                         $ 93,414
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS         $ 17.92
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A              $ 17.90
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($17.90 / 95.25%)               $ 18.79
================================================================================
*NON-INCOME PRODUCING SECURITY
CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

SMALL-CAP EQUITY PORTFOLIO
[PHOTO OMITTED]
H. GILES KNIGHT
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

H. GILES KNIGHT IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY PORTFOLIO. HE HAS MORE THAN 29 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
The ARK Small-Cap Equity Portfolio continued to perform well over the 12-month period ending April 30, 2000, as small-cap stocks, in general, outperformed large-cap stocks for a good part of this period. Volatility continued, but the technology and telecommunication sectors provided virtually all of the performance gains.
      Wireless telephone providers remained key players and the Portfolio had overweighted positions in VoiceStream, Western Wireless, Price Communications, Omnipoint, Microcell and Clearnet. The fundamentals for these companies remain strong with sharply increasing average monthly revenue gains and new subscriptions. The United States is now about 30% penetrated by wireless telephones and this figure is expected to increase dramatically over the next few years as consumers shift from wired telephones in favor of mobile units. Basic computer and semiconductor stocks also played a role in the Portfolio's success as companies such as Cypress Semiconductor, Tibco Software, Semtech and Harris Corporation were clear winners.
      Looking ahead, the threat of higher interest rates as a result of the Federal Reserve's efforts to contain inflation dictates a more cautious posture toward stock selection and major reductions in the technology/telecommunications sectors have been recently completed. Healthcare stocks such as Hospital Management Association, Healthsouth Corporation, and Lifepoint Hospitals have been added, while the energy service and basic industry sectors have also been increased.
      In general, the Portfolio has lowered its risk profile in favor of small-cap stocks with "real" earnings as opposed to future potential earnings. At this time, there is only one dotcom stock in the Portfolio. The Portfolio will, however, continue to focus on those companies delivering above-average growth in both revenue and earnings.

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

PERFORMANCE AS OF
APRIL 30, 2000

[Chart omitted, plot points are as follows:]

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

      Ark Small-Cap Equity Portfolio    Frank Russell 2000   Frank Russell     Lipper Small-Cap
            Institutional Class             Growth Index       2000 Index    Growth Funds Classification
 7/31/95         $100,000                     $100,000         $100,000          $100,000
 April 96         137,992                      119,379          117,543           124,006
 April 97         105,661                      103,203          117,614           109,559
 April 98         156,304                      148,313          167,482           157,929
 April 99         171,762                      142,722          151,990           172,269
 April 00         388,904                      187,508          179,986           287,621

RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

      Ark Small-Cap Equity Portfolio  Ark Small-Cap Equity Portfolio   Frank Russell 2000  Frank Russell      LipperSmall-Cap
              Retail Class A           Retail Class A, with Load          Growth Index      2000 Index   Growth Funds Classification
 5/31/96          $10,000                      $ 9,525                      $10,000           $10,000            $10,000
 April 97           7,426                        7,073                        8,223             9,626              8,500
 April 98          10,958                       10,438                       11,817            13,707             12,253
 April 99          12,016                       11,446                       11,372            12,439             13,365
 April 00          27,173                       25,882                       14,940            14,731             22,315

                        Institutional    Retail         Russell 2000     Russell    Lipper
                           Class        Class A*          Growth          2000      Mid-cap*
-------------------------------------------------------------------------------------------------
 One Year
 Total Return              126.42%       126.13%           31.38%         18.42%    66.96%
-------------------------------------------------------------------------------------------------
 One Year
 Total Return with Load       N/A        115.35%             N/A            N/A      N/A
-------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return               54.39%        54.10%           22.02%         15.24%   37.33%
-------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load       N/A         51.59%             N/A            N/A      N/A
-------------------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date          34.81%        28.11%             N/A            N/A      N/A
-------------------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date With Load  N/A         26.55%             N/A            N/A      N/A
-------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning July 13, 1995. Retail Class A shares were offered beginning May 16, 1996. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

  The performance of the Frank Russell 2000 Growth Index does not include operating expenses that are incurred by the Portfolio.

* Due to new Lipper reclassification, the Small-Cap Equity Portfolio have been reclassified as Mid-Cap by Lipper.

EQUITY PORTFOLIOS

SMALL-CAP EQUITY PORTFOLIO

% OF TOTAL PORTFOLIO INVESTMENTS

[PIE CHART OMITTED, PERCENTAGES ARE AS FOLLOWS:]

Repurchase Agreements -- 21%
Communication Equipment -- 15%
Energy -- 9%
Chemical & Drugs -- 4%
Technology -- 18%
Miscellaneous Business Services -- 9%
Miscellaneous -- 12%
Healthcare -- 12%

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.8%
    AUTOMOTIVE -- 2.3%
    ARVIN INDUSTRIES             100,000           $ 2,175
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                               $ 2,175
--------------------------------------------------------------------------------
    CHEMICALS -- 1.7%
    WELLMAN                       72,100             1,541
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $1,541
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 8.7%
    COMVERSE TECHNOLOGY*          35,000             3,121
    HARRIS                        40,000             1,292
    MICROCELL TELECOMMUNICATIONS* 48,800             1,702
    RADYNE COMSTREAM*             20,000               377
    RIT TECHNOLOGIES LIMITED*     61,500               600
    VIASAT*                       21,100               988
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $8,080
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 2.8%
    EMULEX*                       25,000             1,134
    MANUGISTICS*                  20,000               856
    TIDEL TECHNOLOGIES*           80,000               580
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $2,570
--------------------------------------------------------------------------------
    DRUGS -- 3.1%
    MATRIX PHARMACUETICALS*       19,000               175
    NOVEN PHARMACEUTICALS*        40,000               470
    NS GROUP*                     75,000             1,191
    QUIDEL*                      100,000               800
    SUPERGEN*                      6,000               199
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $2,835
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.1%
    HARRAH'S ENTERTAINMENT*       50,000             1,028
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $1,028
--------------------------------------------------------------------------------
    HOUSEHOLD FURNITURE & FIXTURES -- 1.5%
    CIMA LABS *                  100,000             1,400
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD FURNITURE & FIXTURES            $1,400
--------------------------------------------------------------------------------


                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.5%
    RPM                          225,000           $ 2,278
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 2,278
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 1.7%
    MCAFEE.COM*                   89,000             1,546
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $ 1,546
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 1.5%
    ASPECT MEDICAL SYSTEMS*       31,100             1,380
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                   $ 1,380
--------------------------------------------------------------------------------
    MACHINERY -- 1.3%
    GRANT PRIDECO*                65,000             1,251
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $ 1,251
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.5%
    NANOGEN*                      20,000               489
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                        $   489
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 13.9%
    EDWARDS LIFESCIENCES*        200,000             3,000
    HEALTH MANAGEMENT
     ASSOCIATES, CL A*           200,000             3,187
    HEALTHSOUTH*                 175,000             1,411
    ICOS*                         25,000             1,006
    IMATRON *                    100,000               291
    LIFEPOINT HOSPITALS*          75,000             1,284
    UNIVERSAL HEALTH SERVICES*    50,000             2,737
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $12,916
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 4.7%
    ITT EDUCATIONAL SERVICES*     75,000             1,341
    NETOBJECTS*                  135,000             1,806
    STARTEK*                      10,800               555
    VERTEX INTERACTIVE
     INCORPROATED*                60,000               611
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $ 4,313
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 3.1%
    HARSCO                        75,000             2,227
    IN FOCUS SYSTEMS*             20,000               599
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING              $ 2,826
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 1.0%
    BUCKEYE TECHNOLOGIES*         50,000               956
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                   $   956
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 7.3%
    GLOBAL MARINE*                75,000             1,800
    OCEAN ENERGY*                 70,000               906
    R&B FALCON*                   50,000             1,037
    VERITAS DGC*                  50,000             1,200
    VINTAGE PETROLEUM             91,000             1,809
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $ 6,752
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 2.6%
    BARRETT RESOURCES*            75,000             2,381
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                       $ 2,381
--------------------------------------------------------------------------------

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
    RETAIL -- 0.5%
    BRINKER INTERNATIONAL*        15,000            $  478
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $  478
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 2.9%
    WEATHERFORD INTERNATIONAL*    65,000             2,641
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                         $ 2,641
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 12.4%
    FAIRCHILD SEMICONDUCTOR
     INTERNATIONAL, CL A*         25,000             1,187
    MATTSON TECHNOLOGY*           25,000             1,228
    NATIONAL SEMICONDUCTOR*       80,000             4,860
    SCG HOLDING*                   5,000               110
    SEMTECH*                      10,000               682
    VIASYSTEMS GROUP*             89,200             1,422
    VITESSE SEMICONDUCTOR*        30,000             2,042
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $11,531
--------------------------------------------------------------------------------
    SPECIALTY CONSTRUCTION -- 1.0%
    QUANTA SERVICES*              20,550               954
--------------------------------------------------------------------------------
    TOTAL SPECIALTY CONSTRUCTION                   $  954
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS-- 11.8%
    BELDEN                        97,200             2,886
    CLEARNET, CL A*               40,000             1,715
    DOBSON COMMUNICATIONS*        46,000             1,179
    ELECTRIC LIGHTWAVE*           57,500             1,269
    RCN*                          15,000               429
    SPECTRASITE HOLDINGS*         50,000             1,050
    TELSCAPE INTERNATIONAL*       32,500               374
    WINSTAR COMMUNICATIONS*       50,000             1,994
    WORLDQUEST NETWORKS*           7,500                64
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $10,960
--------------------------------------------------------------------------------
    WHOLESALE -- 0.9%
    NU HORIZONS ELECTRONICS*      45,000               804
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $   804
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $86,602)                                 $84,085
--------------------------------------------------------------------------------


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 24.1%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $22,365,461 (collateralized
     by U.S. Government Agency
     Obligation: total market
     value $23,043,866)          $22,355         $  22,355
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $22,355)                                $ 22,355
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 114.9%
    (Cost $108,957)                               $106,440
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (14.9%)      $(13,773)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
 (unlimited authorization -- no par
  value) based on 3,502,088 outstanding shares
   of beneficial interest                          $49,907
Portfolio Shares of Retail Class A
 (unlimited authorization -- no par value)
  based on 489,590 outstanding shares
  of beneficial interest                             9,947
Accumulated net realized gain on investments        35,330
Net unrealized depreciation on investments          (2,517)

================================================================================
TOTAL NET ASSETS -- 100.0%                         $92,667
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS         $ 23.24
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A              $ 23.07
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($23.07 / 95.25%)               $ 24.22
================================================================================
*NON-INCOME PRODUCING SECURITY
CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY SELECTION PORTFOLIO
[PHOTO OMITTED]

BRETT A. HOFFACKER, CFP
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

BRETT A. HOFFACKER, CFP, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY SELECTION PORTFOLIO. HE HAS MORE THAN 16 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK
What a difference 12 months can make. At the start of the year, foreign markets were still tainted with memories of the Asian financial crisis. Today these markets are being guided by a completely different set of circumstances. First and foremost, financial stability has reappeared in Asia. Banking systems have been restructured and a semblance of balance and growth has returned to the economic landscape and financial markets. Also, most of the region's political dilemmas have been resolved. This stability has generally encompassed the globe,
as  previously   distracted   governments  and  corporations  are  now  able  to
concentrate their efforts on the business at hand.
      The major exception to this global rebound continues to be Japan, which hasn't recovered with the strength of its geographic brethren, but instead has again slipped into recession. However, all is not doom and gloom in Japan. Corporate Japan is in the throes of painful restructuring that affects generations of cultural traditions and ideals. This restructuring is Japan's hope for the future, as it will permit the country to embrace technology and compete on a global basis.
      With concerns of a global crisis fading, foreign equity investors began to quickly focus on new market and economic catalysts such as accelerating deregulation, restructuring, industry consolidation and the rapid development and deployment of technology. These catalysts have produced a growth environment of high productivity, low inflation and low unemployment that has been the birthplace of the old/new economy concept.
      This concept of old and new economy as it applies to equities has affected both foreign and U.S. markets in the same manner. The polarization in valuation between the cheapest and most expensive stocks has been extreme, resulting in unprecedented levels of volatility across all market capitalizations. This remarkable volatility occurs as anxious investors decide whether to own the "must have" technology, media and telecom stocks or those reasonably valued companies possessing actual earnings.
      This phenomenon played out in the ARK International Equity Selection Portfolio as returns among underlying funds with investment styles particular to old or new economy stocks varied greatly. The Portfolio's strong performance for the year arises from its exposure to small-, mid- and large-cap funds invested in new economy stocks. Funds invested in old economy stocks were for the most part a drag on performance until March and April of 2000, when they buffered the drop in value of the new economy funds. Top-performing funds for the year were Pilgrim International Small-Cap, Federated International Small Company, Janus Overseas, Scudder Japan and Artisan International. Performance for the year was also affected by the valuation of the U.S. dollar vs. the euro and yen. While the dollar was weak vs. the yen, it reached high record levels against the euro. Since a majority of the Portfolio is invested in European markets, the euro's weakness negatively impacted returns.
      During the year we increased the number of underlying mutual funds from 15 to 17, while maintaining a blend of old and new economy funds as well as those that incorporate both styles. Our allocation between old and new economy funds remained fairly constant until the end of the year, when we shifted some assets from small-cap and new economy
92

                                        ARK FUNDS ANNUAL REPORT  APRIL 30, 2000

funds into cash and old economy funds. We also maintained our position in the Scudder Japan Fund and eliminated the investment in the Montgomery International Growth and Harbor International Growth Funds.
      Despite a higher interest-rate environment, international equities offer an attractive if moderate potential for price appreciation. Supporting this increase in equity prices is a continuation of global economic growth and growing interest in share ownership among individuals in Europe and Japan, where personal savings are held primarily in bonds and savings accounts. Dramatic sector rotation will continue as valuation disparities between old and new economy stocks gradually diminish. Even new economy stocks depend on the ability of old economy stocks to continue funding their earnings growth. Investors will concentrate on selectivity and fundamentals, as a group of respected new economy stocks will establish themselves. One thing is certain: throughout this period of industry and market transition, volatility will continue.
      Looking ahead, the ARK Funds Board of Trustees recently approved the submission of a proposal to change the investment policy of the Portfolio to the portfolio's shareholders. Under the proposal, the Portfolio would seek its investment goal by investing primarily in the securities of companies located in countries other than the United States, rather than in shares of mutual funds investing in these companies. The Board also approved a related increase in the investment advisory fee from 0.65% to 1.00% and an investment subadvisory agreement for the Portfolio with AIB Govett, Inc., an affiliate of Allied Investment Advisors, Inc., the Portfolio's investment advisor.
      These proposals require the approval of the Portfolio's shareholders and will be submitted to the shareholders for their consideration and vote via the mailing of a proxy and at a special meeting to be held in July 2000.

PERFORMANCE AS OF
APRIL 30, 2000

[Chart omitted, plot points are as follows:]

INSTITUTIONALCLASS: VALUEOFA $100,000 INVESTMENT

    Ark International Equity Selection   Morgan Stanley   Lipper International
      Portfolio, Institutional Class    MSCI EAFE Index      Funds Average
 5/31/91         $100,000                  $100,000            $100,000
 April 92         102,478                    90,553             103,348
 April 93         110,574                   110,121             113,620
 April 94         134,945                   128,434             138,242
 April 95         138,669                   135,640             137,260
 April 96         162,132                   151,103             159,812
 April 97         180,826                   149,773             169,241
 April 98         215,815                   178,110             205,188
 April 99         214,736                   195,013             212,062
 April 00         286,179                   222,100             264,568

RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

         Ark International Equity      Ark International Equity      Morgan Stanley           Lipper
           Selection Portfolio,      Selection Portfolio,                 MSCI         International Funds
              Retail Class A*          Retail Class A, with load*     EAFE Index              Average
 5/31/91          $10,000                    $ 9,850                     $10,000             $10,000
 April 92          10,248                     10,094                       9,055              10,335
 April 93          11,057                     10,892                      11,012              11,362
 April 94          13,494                     13,292                      12,843              13,824
 April 95          13,867                     13,659                      13,564              13,726
 April 96          16,213                     15,970                      15,110              15,981
 April 97          18,083                     17,811                      14,977              16,924
 April 98          21,582                     21,258                      17,811              20,519
 April 99          21,454                     21,132                      19,501              21,206
 April 00          28,577                     28,148                      22,210              26,457



                           Institutional        Retail       Morgan Stanley           Lipper
                               Class            Class A*        MSCI EAFE         International
---------------------------------------------------------------------------------------------------
One Year
 Total Return                  33.27%           33.20%           13.89%                24.75%
---------------------------------------------------------------------------------------------------
 One Year
 Total Return with Load         N/A             31.20%            N/A                    N/A
---------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return                  16.54%           16.48%           14.04%                15.37%
---------------------------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return With Load         N/A             15.90%            N/A                    N/A
---------------------------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return                  15.59%           15.56%           10.37%                13.15%
---------------------------------------------------------------------------------------------------
 Annualized 5 Year
 Total Return With Load         N/A             15.20%            N/A                    N/A
---------------------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date             12.54%           12.53%            N/A                    N/A
---------------------------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date With Load    N/A             12.35%            N/A                    N/A
---------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Performance presented prior to March 29, 1998 for the Institutional Class reflects the performance of the Marketvest International Equity Fund, which is the successor to a collective trust fund. The performance data quoted includes performance of the collective trust fund for the period from May 31, 1991 (inception date of the collective trust fund) to March 31, 1997, when the Marketvest Fund's registration statement became effective. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares with load reflects the deduction of the 1.50% sales charge.

* Performance shown prior to the actual inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Annualized performance since actual inception for Retail Class A shares is 14.96% without load and 14.15% with load.

  The performance of the MSCI EAFE Index does not include operating expenses that are incurred by the Portfolio.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS INTERNATIONAL EQUITY SELECTION PORTFOLIO STATEMENT OF NET ASSETS % OF TOTAL PORTFOLIO INVESTMENTS [PIE CHART OMITTED, PERCENTAGES ARE AS FOLLOWS:]

Repurchase Agreements -- 10%
Mutual Funds -- 90%

                                                    MARKET
DESCRIPTION                       SHARES       VALUE (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 90.2%
    AMERICAN ADVANTAGE
     INTERNATIONAL
     EQUITY FUND                 196,343          $  3,636
    AMERICAN CENTURY
     INTERNATIONAL
     GROWTH FUND                 178,678             2,555
    AMERICAN FUNDS EUROPACIFIC
     GROWTH FUND                  90,452             3,775
    ARTISAN INTERNATIONAL FUND   121,258             3,633
    DEUTSCHE INTERNATIONAL
     EQUITY FUND                 161,804             2,738
    FEDERATED INTERNATIONAL
     SMALL COMPANY FUND,
     CLASS A                       9,361               315
    FIDELITY DIVERSIFIED
     INTERNATIONAL FUND          122,896             2,952
    GLENMEDE INTERNATIONAL
     INSTITUTIONAL PORTFOLIO     213,520             3,764
    HARBOR INTERNATIONAL FUND     96,482             3,767
    JANUS OVERSEAS FUND           77,032             2,957
    PILGRIM INTERNATIONAL
     SMALL CAP GROWTH FUND,
     CLASS Q                       8,493               368
    PUTNAM INTERNATIONAL
     GROWTH FUND, CLASS A        135,059             3,924
    SCUDDER INTERNATIONAL FUND    43,876             2,830
    SCUDDER JAPAN FUND           116,235             1,661
    TEMPLETON FOREIGN FUND,
     CLASS I                     129,027             1,321
    UMB SCOUT
     WORLDWIDE FUND               64,455             1,491
    WADDELL & REED
     INTERNATIONAL GROWTH FUND    24,086               635
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
    (Cost $35,512)                                 $42,322
--------------------------------------------------------------------------------


                               PRINCIPAL            MARKET
DESCRIPTION                 AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.8%
    FIRST BOSTON
     (5.820%, dated 04/28/00,
     matures 05/01/00, repurchase
     price $4,587,797 (collateralized
     by U.S. Government Agency
     Obligation: total market
     value $4,744,214)            $4,586          $  4,586
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $4,586)                                 $  4,586
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $40,098)                                 $46,908
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.0%          $    12
================================================================================
NET ASSETS:
Portfolio Shares of Institutional
 Class (unlimited authorization -- no par
 value) based on 3,101,719 outstanding shares
 of beneficial interest                             35,139
Portfolio Shares of Retail Class A
(unlimited authorization -- no par value)
 based on 225,315 outstanding shares
   of beneficial interest                            2,764
Undistributed net investment income                    181
Accumulated net realized gain on investments*        2,026
Net unrealized appreciation on investments           6,810
================================================================================
TOTAL NET ASSETS -- 100.0%                         $46,920
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS         $ 14.10
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A              $ 14.10
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($14.10 / 98.50%)               $ 14.31
================================================================================
*INCLUDES CAPITAL GAINS DISTRIBUTIONS OF $873,700 RECEIVED FROM THE PORTFOLIO'S
 MUTUAL FUND HOLDINGS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                           This page is intentionally left blank


                                              STATEMENTS OF OPERATIONS (000)

                                             FOR THE YEAR ENDED APRIL 30, 2000

                                                         TAX-FREE         U.S. GOVERNMENT       U.S. TREASURY        SHORT-TERM
                                    MONEY MARKET       MONEY MARKET        MONEY MARKET         MONEY MARKET          TREASURY
                                      PORTFOLIO          PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                   --------------      ------------       -------------         -------------        -----------
INVESTMENT INCOME:
   Dividends                         $    --             $   --              $     --             $   --              $    --
   Interest                           57,435              5,638                89,239              21,720               2,489
                                     -------             ------              --------             -------             -------
     Total Investment Income          57,435              5,638                89,239              21,720               2,489
                                     -------             ------              --------             -------             -------
EXPENSES:
   Administrator Fees                  1,327                210                 2,130                 556                  62
   Less: Waiver of Administrator Fees     --                 --                    --                  --                  --
   Investment Advisory Fees            2,553                405                 4,097               1,069                 167
   Less: Waiver of Investment
     Advisory Fees                    (1,332)              (259)               (1,803)               (257)                 --
   Custodian Fees                        125                 32                   326                  72                  13
   Transfer Agency Fees                  102                 16                   164                  43                   5
   Professional Fees                      87                 13                   122                  35                   4
   Registration Fees                      21                 19                     9                  12                  11
   Distribution Fees -- Retail Class A   658                121                   344                  56                  49
   Less: Waiver of Distribution Fees --

     Retail Class A                       --                 --                    --                  --                 (18)
   Distribution Fees -- Retail Class B    --                 --                    --                  --                  --

   Distribution Fees --

     Institutional II Class              380                 58                   177                 169                  --
   Printing Fees                         129                 19                   190                  38                   6
   Trustee Fees                           21                  3                    36                   9                   1
   Amortization of Deferred
     Organization Costs                   --                 --                    --                  --                   3
   Miscellaneous Fees                     22                  4                    98                  12                   2
   Shareholder Servicing Fees --
     Institutional Class                 757                112                 2,075                 438                  53
   Less: Waiver of Shareholder Servicing
     Fees--Institutional Class          (353)               (52)                 (968)               (204)                (32)
   Shareholder Servicing Fees --
     Retail Class A                      395                 73                   207                  34                  19
   Less: Waiver of Shareholder Servicing
     Fees--Retail Class A               (237)               (44)                 (124)                (20)                (19)
   Shareholder Servicing Fees --
     Retail Class B                       --                 --                    --                  --                  --

                                     -------             ------              --------             -------             -------
     Total Expenses                    4,655                730                 7,080               2,062                 326
                                     -------             ------              --------             -------             -------
   Net Investment Income              52,780              4,908                82,159              19,658               2,163
                                     -------             ------              --------             -------             -------
   Net Realized Gain (Loss)
   on Investments                         --                 (1)                   (8)                 12                 (78)
   Net Change in Unrealized
     Depreciation on Investments          --                 --                    --                  --                (672)
                                     -------             ------              --------             -------             -------
   Net Realized and Unrealized
     Gain (Loss) on Investments           --                 (1)                   (8)                 12                (750)
                                     -------             ------              --------             -------             -------
   Net Increase (Decrease) in Net Assets

     Resulting from Operations       $52,780             $4,907              $ 82,151             $19,670             $ 1,413
                                     =======             ======              ========             =======             =======

                                              STATEMENTS OF OPERATIONS (000)

                                             FOR THE YEAR ENDED APRIL 30, 2000

   SHORT-TERM          MARYLAND          PENNSYLVANIA         INTERMEDIATE       U.S. GOVERNMENT
      BOND             TAX-FREE            TAX-FREE           FIXED INCOME            BOND           INCOME
    PORTFOLIO          PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO       PORTFOLIO
  -------------      ------------       -------------         -------------        -----------      ---------
  $    --            $    --              $     --             $    79             $   316         $   355
    5,921+             6,584                10,216               6,752+             12,803+         23,211+
  -------            -------              --------             -------             -------         -------
    5,921              6,584                10,216               6,831              13,119          23,566
  -------            -------              --------             -------             -------         -------

      127                160                   252                 141                 269             462

       --                 --                    --                  --                  --              --
      734                798                 1,260                 649               1,554           2,131

      (49)              (197)                   --                (119)               (187)           (320)
       30                 23                    37                  28                  51              68
       10                 12                    19                  11                  21              36
        7                 10                    16                   9                  17              30
        4                  9                     5                  17                  (8)             23

       --                 92                    14                  --                   8              21

       --                (15)                   (2)                 --                  (1)             (4)
       --                 --                     1                  --                  --               3


       --                 --                    --                  --                  --              --
       11                 16                    23                  11                  24              43
        2                  3                     4                   2                   5               8

        8                 --                    13                   1                   8              --
        5                  6                     7                   4                   8              12


      147                138                   284                 162                 307             521


      (88)               (28)                  (76)                (43)                (82)           (104)

       --                 46                     7                  --                   4              11


       --                (46)                   (7)                 --                  (4)            (11)

       --                 --                    --                  --                  --               1
  -------            -------              --------             -------             -------         -------
      948              1,027                 1,857                 873               1,994           2,931
  -------            -------              --------             -------             -------         -------
    4,973              5,557                 8,359               5,958              11,125          20,635
  -------            -------              --------             -------             -------         -------

     (320)            (1,021)               (4,790)               (205)             (2,751)         (5,446)

   (2,817)            (7,849)              (12,547)             (5,262)             (8,673)        (15,567)
  -------            -------              --------             -------             -------         -------

   (3,137)            (8,870)              (17,337)             (5,467)            (11,424)        (21,013)
  -------            -------              --------             -------             -------         -------

  $ 1,836            $(3,313)             $ (8,978)            $   491             $  (299)        $  (378)
  =======            =======              ========             =======             =======         =======

                                                                              97



                                              STATEMENTS OF OPERATIONS (000)

                                             FOR THE YEAR ENDED APRIL 30, 2000

                                        BALANCED                   INCOME                   EQUITY                    INDEX
                                        PORTFOLIO                 PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                     --------------             ------------            -------------              -------------
INVESTMENT INCOME:
   Dividends                             $   861                  $ 2,481                  $  6,343                 $ 1,436
   Less: Foreign Taxes Withheld               (5)                      (4)                      (31)                    (12)
   Interest                                5,153                      130                       206                     122
                                         -------                  -------                  --------                 -------
     Total Investment Income               6,009                    2,607                     6,518                   1,546
                                         -------                  -------                  --------                 -------

EXPENSES:

   Administrator Fees                        274                      121                       622                     157
   Less: Waiver of Administrator Fees         --                       --                        --                     (72)
   Investment Advisory Fees                1,368                      651                     4,786                     242
   Less: Waiver of Investment
     Advisory Fees                          (189)                     (56)                     (622)                   (157)
   Custodian Fees                             43                       24                       120                      52
   Transfer Agency Fees                       21                        9                        48                      12
   Professional Fees                          17                        5                        36                      11
   Registration Fees                          31                       10                       (12)                     28
   Distribution Fees -- Retail Class A       138                       14                        22                      26
   Less: Waiver of Distribution Fees --

     Retail Class A                          (52)                      (5)                       (8)                    (10)
   Distribution Fees-- Retail Class B         48                       --                         3                      --
   Distribution Fees --

     Institutional II Class                   --                       --                        --                      --
   Printing Fees                              27                       11                        54                      18
   Trustee Fees                                4                        2                        11                       2
   Amortization of Deferred
     Organization Costs                       --                        1                        11                       2
   Miscellaneous Fees                         10                        2                        16                       5
   Shareholder Servicing Fees --

     Institutional Class                     254                      135                       709                     172
   Less: Waiver of Shareholder Servicing
     Fees-- Institutional Class              (17)                      (9)                      (47)                   (172)
   Shareholder Servicing Fees --
     Retail Class A                           52                        5                         8                      10
   Less: Waiver of Shareholder Servicing
     Fees-- Retail Class A                   (52)                      (5)                       (8)                    (10)
   Shareholder Servicing Fees --
     Retail Class B                           16                       --                         1                      --
                                         -------                  -------                  --------                 -------
     Total Expenses                        1,993                      915                     5,750                     316
                                         -------                  -------                  --------                 -------
   Net Investment Income (Loss)            4,016                    1,692                       768                   1,230
                                         -------                  -------                  --------                 -------
   Net Realized Gain on Investments       23,312                    5,839                    72,783                   4,081
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments         7,859                   (3,327)                  (27,927)                  6,778
                                         -------                  -------                  --------                 -------
   Net Realized and Unrealized
     Gain on Investments                  31,171                    2,512                    44,856                  10,859
                                         -------                  -------                  --------                 -------

   Net Increase in Net Assets
     Resulting from Operations           $35,187                  $ 4,204                  $ 45,624                 $12,089
                                         =======                  =======                  ========                 =======



                                              STATEMENTS OF OPERATIONS (000)

                                             FOR THE YEAR ENDED APRIL 30, 2000

                                BLUE CHIP         CAPITAL         MID-CAP         SMALL-CAP       INTERNATIONAL
                                 EQUITY           GROWTH          EQUITY           EQUITY       EQUITY SELECTION
                                PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                              --------------    ------------   -------------    -------------   -----------------
INVESTMENT INCOME:
   Dividends                    $ 2,698           $  875         $   594          $   87           $   888
   Less: Foreign Taxes Withheld     (33)              (4)             --              --                --
   Interest                         506              563              47             356               119
                                -------           ------         -------          ------           -------
     Total Investment Income      3,171            1,434             641             443             1,007
                                -------           ------         -------          ------           -------

EXPENSES:

   Administrator Fees               304              227              98              81                44
   Less: Waiver of Administrator
     Fees                            --               --              --              --                --
   Investment Advisory Fees       1,640            1,221             606             500               223
   Less: Waiver of Investment
     Advisory Fees                 (234)             (87)            (45)             (6)              (34)
   Custodian Fees                    42               23              27              37                14
   Transfer Agency Fees              23               17               8               6                 3
   Professional Fees                 20               14               6               4                 2
   Registration Fees                 31               43              17              21                10
   Distribution Fees --
     Retail Class A                 344              141               1              22                 9
   Less: Waiver of Distribution
     Fees --
     Retail Class A                (188)             (53)             --              (8)               (3)
   Distribution Fees --
     Retail Class B                  48               53              --              --                --
   Distribution Fees --
     Institutional II Class          --               --              --              --                --
   Printing Fees                     30               23              10               8                 4
   Trustee Fees                       4                3               1               1                 1
   Amortization of Deferred
     Organization Costs               3               --               1              --                 1
   Miscellaneous Fees                72               15               4               1                 1
   Shareholder Servicing Fees --
     Institutional Class            248              198             113              86                48
   Less: Waiver of Shareholder
     Servicing
     Fees -- Institutional Class     (17)            (13)             (8)             (6)               (3)
   Shareholder Servicing Fees --
     Retail Class A                  94               53              --               8                 3
   Less: Waiver of Shareholder
     Servicing
     Fees -- Retail Class A         (94)             (53)             --              (8)               (3)
   Shareholder Servicing Fees --
     Retail Class B                  16               17              --              --                --
                                -------           ------         -------          ------           -------
     Total Expenses               2,386            1,842             839             747               320
                                -------           ------         -------          ------           -------
   Net Investment Income (Loss)     785             (408)           (198)           (304)              687
                                -------           ------         -------          ------           -------
   Net Realized Gain
     on Investments              14,155           33,108          11,692          43,819             2,404
   Net Change in Unrealized
     Appreciation
     (Depreciation) on
     Investments                 30,755            40,192         14,550          (4,360)            5,577
                                -------           -------        -------          ------           -------
   Net Realized and Unrealized
     Gain on Investments         44,910            73,300         26,242          39,459             7,981
                                -------           -------        -------          ------           -------

   Net Increase in Net Assets
     Resulting from Operations  $45,695           $72,892        $26,044         $39,155           $ 8,668
                                =======           =======        =======         =======           =======

    The accompanying notes are an integral part of the financial statements.

                                                                              99



                                                           STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                   FOR THE YEAR INDICATED

                                              MONEY MARKET          TAX-FREE MONEY     U.S. GOVERNMENT MONEY   U.S. TREASURY MONEY
                                                PORTFOLIO          MARKET PORTFOLIO      MARKET PORTFOLIO        MARKET PORTFOLIO
                                         ---------------------- ---------------------- ----------------------  -------------------
                                           5/1/99      5/1/98     5/1/99       5/1/98      5/1/99    5/1/98      5/1/99  5/1/98 to
                                         to 4/30/00 to 4/30/99  to 4/30/00 to 4/30/99  to 4/30/00 to 4/30/99  to 4/30/00   4/30/99
                                         ---------- ---------- ----------- ----------  ---------- ---------- ----------- ---------
OPERATIONS:
   Net Investment Income             $     52,780  $   38,711   $   4,908  $   4,512    $  82,159 $   80,722   $ 19,658  $  19,115
   Net Realized Gain (Loss)
    on Investments                             --          10          (1)        --           (8)        (1)        12         18
   Net Change in Unrealized Appreciation
     (Depreciation)

     on Investments                            --          --          --         --           --         --         --         --
                                     ------------  ----------   ---------  ---------   ----------  ---------   --------  ---------
   Net increase (Decrease) in
     Net Assets
     from Operations                       52,780      38,721       4,907      4,512       82,151     80,721     19,670     19,133
                                     ------------  ----------   ---------  ---------   ----------  ---------   --------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                  (26,445)    (19,775)     (2,320)    (2,499)     (69,711)   (69,381)   (13,487)   (12,857)
     Retail Class A                       (13,178)    (10,377)     (1,407)      (732)      (6,664)    (4,222)      (978)    (1,205)
     Retail Class B                            (1)         --          --         --           --         --         --         --
     Institutional II Class               (13,156)     (8,559)     (1,180)    (1,281)      (5,784)    (7,109)    (5,202)    (5,053)
   Net Capital Gains
     Institutional Class                       --          --          --         --           --         --         --         --
     Retail Class A                            --          --          --         --           --         --         --         --
     Retail Class B                            --          --          --         --           --         --         --         --
     Institutional Class II                    --          --          --         --           --         --         --         --
                                     ------------  ----------   ---------  ---------   ----------  ---------   --------  ---------
   Total Distributions                    (52,780)    (38,711)     (4,907)    (4,512)     (82,159)   (80,712)   (19,667)   (19,115)
                                     ------------  ----------   ---------  ---------   ----------  ---------   --------  ---------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:

     Shares Issued                        863,114     971,963      81,666     97,664    2,438,888  2,187,318    515,143    374,307
     Shares Issued in Lieu of
     Cash Distributions                     1,006           9          --         --           --          6          6          6
     Shares Redeemed                     (882,061)   (671,287)    (95,896)  (110,212)  (2,452,173)(2,045,108)  (526,546)  (347,083)
                                     ------------  ----------   ---------  ---------   ----------  ---------   --------  ---------
   Total Institutional Class
     Share Transactions                   (17,941)    300,685     (14,230)   (12,548)     (13,285)   142,216    (11,397)    27,230
                                     ------------  ----------   ---------  ---------   ----------  ---------   --------  ---------
   Retail Class A:

     Shares Issued                        306,915     181,887     110,876     66,991      586,782    448,117     75,494     41,393
     Shares Issued in Lieu of
      Cash Distributions                   11,825      10,182       1,101        730           --         --        658        874
     Shares Redeemed                     (314,096)   (133,624)    (99,516)   (59,358)    (570,240)  (422,346)   (77,167)   (57,939)
                                      ------------  ----------   ---------  ---------  ----------  ----------   -------  ---------
   Total Retail Class A
    Share Transactions                      4,644      58,445      12,461      8,363       16,542     25,771     (1,015)   (15,672)
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Retail Class B:

     Shares Issued                             23          22          --         --           --         --         --         --
     Shares Issued in Lieu of
      Cash Distributions                        1          --          --         --           --         --         --         --
     Shares Redeemed                          (23)         --          --         --           --         --         --         --
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Total Retail Class B
     Share Transactions                         1          22          --         --           --         --         --         --
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Institutional II Class:
     Shares Issued                      1,160,221     547,301      86,449    146,937      483,872    668,319    377,012    375,294
     Shares Issued in Lieu of
      Cash Distributions                       --          --          --         --            5         --         --         --
     Shares Redeemed                   (1,088,667)   (400,547)    (94,768)  (132,836)    (541,518)  (617,804)  (386,854)  (330,888)
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Total Institutional II Class
     Share Transactions                    71,554     146,754      (8,319)    14,101      (57,641)    50,515     (9,842)    44,406
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Increase (Decrease) in Net
     Assets from
     Shareholder Transactions              58,258     505,906     (10,088)     9,916      (54,384)   218,502    (22,254)    55,964
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   NET INCREASE (DECREASE) IN
     NET ASSETS                            58,258     505,916     (10,088)     9,916      (54,392)   218,511    (22,251)    55,982

NET ASSETS:
   Beginning of period                  1,002,696     496,780     154,980    145,064    1,674,245  1,455,734    448,815    392,833
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   End of period                       $1,060,954  $1,002,696    $144,892   $154,980   $1,619,853 $1,674,245   $426,564  $ 448,815
                                     ============  ==========   =========  =========   ========== ==========   ========  =========
SHARES ISSUED AND REDEEMED:
   Institutional Class:

     Shares Issued                        863,114     971,963      81,666     97,664    2,438,888  2,187,318    515,143    374,307
     Shares Issued in Lieu of
      Cash Distributions                    1,006           9          --         --           --          6          6          6
     Shares Redeemed                     (882,061)   (671,287)    (95,896)  (110,212)  (2,452,173)(2,045,108)  (526,546)  (347,083)
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Total Institutional Class
     Share Transactions                   (17,941)    300,685     (14,230)   (12,548)     (13,285)   142,216    (11,397)    27,230
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Retail Class A:

     Shares Issued                        306,915     181,887     110,876     66,991      586,782    448,117     75,494     41,393
     Shares Issued in Lieu of
      Cash Distributions                   11,825      10,182       1,101        730          --          --        658        874
     Shares Redeemed                     (314,096)   (133,624)    (99,516)   (59,358)    (570,240)  (422,346)   (77,167)   (57,939)
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Total Retail Class A
    Share Transactions                      4,644      58,445      12,461      8,363      16,542      25,771     (1,015)   (15,672)
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Retail Class B:

     Shares Issued                             23          22          --         --           --         --         --         --
     Shares Issued in Lieu of
      Cash Distributions                        1          --          --         --           --         --         --         --
     Shares Redeemed                          (23)         --          --         --           --         --         --         --
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Total Retail Class B
     Share Transactions                         1          22          --         --           --         --         --         --
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Institutional II Class:

     Shares Issued                      1,160,221     547,301      86,449    146,937      483,872    668,319    377,012    375,294
     Shares Issued in Lieu of
      Cash Distributions                       --          --          --         --            5         --         --         --
     Shares Redeemed                   (1,088,667)   (400,547)    (94,768)  (132,836)    (541,518)  (617,804)  (386,854)  (330,888)
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Total Institutional II Class
     Share Transactions                    71,554     146,754      (8,319)    14,101      (57,641)    50,515     (9,842)    44,406
                                     ------------  ----------   ---------  ---------   ---------- ----------   --------  ---------
   Net Increase (Decrease) in
     Share Transactions                    58,258     505,906     (10,088)     9,916      (54,384)   218,502    (22,254)    55,964
                                     ============  ==========   =========  =========   ========== ==========   ========  =========

   STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                    FOR THE YEAR INDICATED

           SHORT-TERM             SHORT-TERM               MARYLAND             PENNSYLVANIA         INTERMEDIATE FIXED
       TREASURY PORTFOLIO       BOND PORTFOLIO        TAX-FREE PORTFOLIO     TAX-FREE PORTFOLIO       INCOME PORTFOLIO
     ---------------------   ---------------------   ---------------------  ---------------------  ---------------------
     5/1/99         5/1/98   5/1/99         5/1/98   5/1/99         5/1/98  5/1/99         5/1/98  5/1/99         5/1/98
     to 4/30/00 to 4/30/99   to 4/30/00 to 4/30/99   to 4/30/00 to 4/30/99  to 4/30/00 to 4/30/99  to 4/30/00 to 4/30/99
     ---------- ----------   ---------- ----------   ---------- ----------  ---------- ----------  ---------- ----------
     $ 2,163       $ 2,057   $ 4,973      $  6,748   $  5,557    $   5,046 $  8,359      $  8,898  $  5,958   $   5,160
         (78)          246      (320)          360     (1,021)         897   (4,790)        1,627      (205)        601

        (672)         (140)   (2,817)         (402)    (7,849)         484  (12,547)        1,420    (5,262)     (1,060)
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
       1,413         2,163     1,836         6,706     (3,313)       6,427   (8,978)       11,945       491       4,701
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
      (1,618)       (1,396)   (4,969)       (6,738)    (4,199)      (3,855)  (8,167)       (8,692)   (5,959)     (5,150)
        (545)         (661)       --            --     (1,357)      (1,192)    (190)         (120)       --          --
          --            --        --            --         (1)          --       (2)           --        --          --
          --            --        --            --         --           --       --            --        --          --

         (60)         (154)      (67)           --       (401)        (598)    (624)       (1,246)      (94)       (464)
         (20)          (73)       --            --       (137)        (189)     (40)          (18)       --          --
          --            --        --            --         --           --       --            --        --          --
          --            --        --            --         --           --       --            --        --          --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
      (2,243)       (2,284)   (5,036)       (6,738)    (6,095)      (5,834)  (9,023)      (10,076)   (6,053)     (5,614)
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
      10,814        12,880    29,734        28,513     17,060       20,695   31,011        27,331    40,307      30,623
         192           294     2,687         3,946        473          638      670         1,331       964         926
      (9,619)       (3,926)  (48,163)      (52,969)   (17,744)      (9,967) (77,970)      (21,218)  (21,574)    (14,545)
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
       1,387         9,248   (15,742)      (20,510)      (211)      11,366  (46,289)        7,444    19,697      17,004
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
       2,699         3,506        --            --      8,139       12,753    8,207         2,081        --         --
         530           735        --            --      1,254        1,381      190           127        --         --
      (7,199)       (4,613)       --            --    (13,447)      (7,150)  (8,708)         (980)       --         --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
      (3,970)         (372)       --            --     (4,054)       6,984     (311)        1,228        --         --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
          --            --        --            --         50           --      187            --        --         --
          --            --        --            --          1           --        2            --        --         --
          --            --        --            --         --           --       --            --        --         --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
          --            --        --            --         51           --      189            --        --         --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
          --            --        --            --         --           --       --            --        --         --
          --            --        --            --         --           --       --            --        --         --
          --            --        --            --         --           --       --            --        --         --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
          --            --        --            --         --           --       --            --        --         --
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
      (2,583)        8,876   (15,742)      (20,510)    (4,214)      18,350  (46,411)        8,672    19,697      17,004
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
      (3,413)        8,755   (18,942)      (20,542)   (13,622)      18,943  (64,412)       10,541    14,135      16,091
      48,094        39,339   111,127       131,669    127,441      108,498  228,300       217,759   100,419      84,328
     -------       -------   -------      --------   --------    --------- --------      --------  --------   ---------
     $44,681       $48,094   $92,185      $111,127   $113,819    $ 127,441 $163,888      $228,300  $114,554   $ 100,419
     =======       =======   =======      ========   ========    ========= ========      ========  ========   =========
       1,092         1,278     3,032         2,855      1,776        2,015    3,270         2,654     4,196       3,043
          19            29       274           395         49           62       70           129       101          91
        (971)         (389)   (4,906)       (5,301)    (1,862)        (974)  (8,164)       (2,058)   (2,253)     (1,449)
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------
         140           918    (1,600)       (2,051)       (37)       1,103   (4,824)          725     2,044       1,685
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------

         270           346        --            --         --        1,241      858           202        --          --

          53            73        --            --         --          134       20            12        --          --
        (725)         (457)       --            --         --         (695)    (928)          (95)       --          --
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------
        (402)          (38)       --            --         --          680      (50)          119        --          --
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------
          --            --        --            --          5           --       20            --        --          --
          --            --        --            --         --           --       --            --        --          --
          --            --        --            --         --           --       --            --        --          --
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------

          --            --        --            --          5           --       20            --         --         --
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------


          --            --        --            --         --           --       --            --         --         --
          --            --        --            --         --           --       --            --         --         --
          --            --        --            --         --           --       --            --         --         --
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------
          --            --        --            --         --           --       --            --         --         --
     -------       -------   -------      --------   --------    ---------  -------      --------  --------   ---------
        (262)          880    (1,600)       (2,051)      (469)       1,783   (4,854)          844     2,044       1,685
     =======       =======   =======      ========   ========    =========  =======      ========  ========   =========
                                 The accompanying notes are an integral part of the financial statements.


   STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                  FOR THE YEAR INDICATED

                                    U.S. GOVERNMENT          INCOME                  BALANCED
                                    BOND PORTFOLIO          PORTFOLIO               PORTFOLIO
                                 --------------------  ---------------------  ----------------------
                                 5/1/99        5/1/98  5/1/99         5/1/98  5/1/99          5/1/98
                                 4/30/99   to 4/30/99  to 4/30/00 to 4/30/99  to 4/30/00  to 4/30/99
                                 --------  ----------  ---------- ----------  ----------  ----------
OPERATIONS:
   Net Investment
    Income (Loss)                $ 11,125  $  14,387   $  20,635   $  20,055  $  4,016   $  2,634
   Net Realized
    Gain (Loss)
     on Investments                (2,751)      (243)     (5,446)     (1,205)   23,312      6,985
   Net Change in
    Unrealized Appreciation
      (Depreciation) on
       Investments                 (8,673)    (1,367)    (15,567)     (4,352)    7,859     12,888
                                 --------   --------    --------    --------  --------   --------
   Net increase (Decrease)
     in Net Assets
     from Operations                (299)     12,777        (378)     14,498    35,187     22,507
                                 --------   --------    --------    --------  --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class          (10,963)   (14,354)    (20,146)    (19,650)   (2,977)    (2,218)
     Retail Class A                  (134)       (44)       (400)       (442)     (532)      (383)
     Retail Class B                    --         --         (20)         (5)      (57)        (8)
     Institutional II Class            --         --          --          --        --         --
   Net Capital Gains
     Institutional Class               --         --          --        (135)   (6,347)    (4,969)
     Retail Class A                    --         --          --          (3)   (1,468)      (903)
     Retail Class B                    --         --          --          --      (286)       (17)
                                 --------   --------    --------    --------  --------   --------
   Total Distributions            (11,097)   (14,398)    (20,566)    (20,235)  (11,667)    (8,498)
                                 --------   --------    --------    --------  --------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                 15,267     30,771      61,253      68,793   238,125     26,622
     Shares Issued in
      Lieu of Cash
       Distributions                3,036      4,327      13,799      13,474     9,288      7,142
     Shares Redeemed              (95,534)   (43,799)    (67,796)    (42,508)  (34,794)   (23,947)
                                 --------   --------    --------    --------  --------   --------
   Total Institutional
     Class Share
     Transactions                 (77,231)    (8,701)      7,256      39,759   212,619      9,817
                                 --------   --------    --------    --------  --------   --------
   Retail Class A:
     Shares Issued                  1,392      2,454         782       2,761    14,922     12,311
     Shares Issued in
     Lieu of Cash
       Distributions                  124         41         360         406     1,953      1,262
     Shares Redeemed               (1,246)      (250)     (3,443)     (1,331)   (5,886)    (3,919)
                                 --------   --------    --------    --------  --------   --------
   Total Retail Class A
    Share Transactions                270      2,245      (2,301)      1,836    10,989      9,654
                                 --------   --------    --------    --------  --------   --------
   Retail Class B:
     Shares Issued                     --         --         296         309     7,784      2,436
     Shares Issued in
      Lieu of Cash
       Distributions                   --         --          18           4       341         25
     Shares Redeemed                   --         --        (141)        (29)     (633)       (72)
                                 --------   --------    --------    --------  --------   --------
   Total Retail Class B
     Share Transactions                --         --         173         284     7,492      2,389
                                 --------   --------    --------    --------  --------   --------
   Increase (Decrease) in
     Net Assets from
     Shareholder Transactions     (76,961)    (6,456)      5,128      41,879   231,100     21,860
                                 --------   --------    --------    --------  --------   --------
   NET INCREASE (DECREASE)
     IN NET ASSETS                (88,357)    (8,077)    (15,816)     36,142   254,620     35,869
NET ASSETS:
   Beginning of period            257,569    265,646     365,335     329,193   147,801    111,932
                                 --------   --------    --------    --------  --------   --------
   End of period                 $169,212   $257,569    $349,519    $365,335  $402,421   $147,801
                                 ========   ========    ========    ========  ========   ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                  1,611      3,103       6,333       6,702    14,127      1,998
     Shares Issued in
      Lieu of Cash
       Distributions                  321        436       1,427       1,311       595        529
     Shares Redeemed              (10,040)    (4,418)     (7,011)     (4,115)   (2,198)    (1,756)
                                 --------   --------    --------    --------  --------   --------
   Total Institutional
     Class share
     Transactions                  (8,108)      (879)        749       3,898    12,524        771
                                 --------   --------    --------    --------  --------   --------
   Retail Class A:
     Shares Issued                    145        247          79         266       968        900
     Shares Issued in
      Lieu of Cash
       Distributions                   13          4          37          39       126         94
     Shares Redeemed                 (131)       (25)       (350)       (129)     (380)      (291)
                                 --------   --------    --------    --------  --------   --------
   Total Retail Class
     A share
     Transactions                      27        226        (234)        176       714        703
                                 --------   --------    --------    --------  --------   --------
   Retail Class B:
     Shares Issued                     --         --          30          30       502        173
     Shares Issued in
      Lieu of Cash
       Distributions                   --         --           2           1        22          2
     Shares Redeemed                   --         --         (15)         (3)      (40)        (5)
                                 --------   --------    --------    --------  --------   --------
   Total Retail Class B
     Share Transactions                --         --          17          28       484        170
                                 --------   --------    --------    --------  --------   --------
     Net Increase (Decrease)
     in Share Transactions         (8,081)      (653)        532       4,102    13,722      1,644
                                 ========   ========    ========    ========  ========   ========


                    STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                           FOR THE YEAR INDICATED

                                           EQUITY INCOME                           VALUE EQUITY
                                             PORTFOLIO                               PORTFOLIO
                                     -------------------------             --------------------------
                                     5/1/99             5/1/98              5/1/99             5/1/98
                                     to 4/30/00     to 4/30/99              to 4/30/99     to 4/30/00
                                     ------------  -----------             ----------- --------------
OPERATIONS:
   Net Investment
    Income (Loss)                    $  1,692          $ 2,169             $    768      $  3,425
   Net Realized
    Gain (Loss)
     on Investments                     5,839            1,092               72,783        54,074
   Net Change in
    Unrealized Appreciation
      (Depreciation) on
       Investments                     (3,327)             580              (27,927)       (2,152)
                                     --------         --------             --------     ---------
   Net increase (Decrease)
     in Net Assets
     from Operations                    4,204            3,841               45,624        55,347
                                     --------         --------             --------     ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class               (1,633)          (2,101)                (848)       (3,675)
     Retail Class A                       (59)             (68)                  (5)          (12)
     Retail Class B                        --               --                   --            --
     Institutional II Class                --               --                   --            --
   Net Capital Gains
     Institutional Class               (3,176)          (5,723)             (75,007)      (29,764)
     Retail Class A                      (120)            (208)                (968)         (110)
     Retail Class B                        --               --                  (86)           (1)
                                     --------         --------             --------     ---------
   Total Distributions                 (4,988)          (8,100)             (76,914)      (33,562)
                                     --------         --------             --------     ---------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                      2,573            4,716               28,880        18,207
     Shares Issued in
      Lieu of Cash
       Distributions                    3,201            5,770               52,387        31,209
     Shares Redeemed                  (22,640)         (11,908)            (158,506)     (179,386)
                                     --------         --------             --------     ---------
   Total Institutional
     Class Share
     Transactions                     (16,866)          (1,422)             (77,239)     (129,970)
                                     --------         --------             --------     ---------
   Retail Class A:
     Shares Issued                        474              961                5,487         3,997
     Shares Issued in
     Lieu of Cash
       Distributions                      172              270                  670            63
     Shares Redeemed                     (933)            (858)              (1,849)         (917)
                                     --------         --------             --------     ---------
   Total Retail Class A
    Share Transactions                   (287)             373                4,308         3,143
                                     --------         --------             --------     ---------
   Retail Class B:
     Shares Issued                         --               --                  451           156
     Shares Issued in
      Lieu of Cash
       Distributions                       --               --                   86             1
     Shares Redeemed                       --               --                  (86)           --
                                     --------         --------             --------     ---------
   Total Retail Class B
     Share Transactions                    --               --                  451           157
                                     --------         --------             --------     ---------
   Increase (Decrease) in
     Net Assets from
     Shareholder Transactions         (17,153)          (1,049)             (72,480)     (126,670)
                                     --------         --------             --------     ---------
   NET INCREASE (DECREASE)
     IN NET ASSETS                    (17,937)          (5,308)            (103,770)     (104,885)
NET ASSETS:
   Beginning of period                104,763          110,071              540,544       645,429
                                     --------         --------             --------     ---------
   End of period                     $ 86,826         $104,763             $436,774     $540,544
                                     ========         ========             ========     ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                        219              399                2,052         1,284
     Shares Issued in
      Lieu of Cash
       Distributions                      290              498                4,036         2,260
     Shares Redeemed                   (1,944)          (1,018)             (10,974)      (12,501)
                                     --------         --------             --------     ---------
   Total Institutional
     Class share
     Transactions                      (1,435)            (121)              (4,886)       (8,957)
                                     --------         --------             --------     ---------
   Retail Class A:
     Shares Issued                         41               80                  381           279
     Shares Issued in
      Lieu of Cash
       Distributions                       15               23                   52             5
     Shares Redeemed                      (80)             (73)                (133)          (66)
                                     --------         --------             --------     ---------
   Total Retail Class
     A share
     Transactions                         (24)              30                  300           218
                                     --------         --------             --------     ---------
   Retail Class B:
     Shares Issued                         --               --                   30            11
     Shares Issued in
      Lieu of Cash
       Distributions                       --               --                    7            --
     Shares Redeemed                       --               --                   (6)           --
                                     --------         --------             --------     ---------
   Total Retail Class B
     Share Transactions                    --               --                   31            11
                                     --------         --------             --------     ---------
     Net Increase (Decrease)
     in Share Transactions             (1,459)             (91)              (4,555)       (8,728)
                                     ========         ========             ========     =========

   STATEMENTS OF CHANGES IN NET ASSETS (000)

                                 FOR THE YEAR INDICATED

             EQUITY INDEX                 BLUE CHIP EQUITY            CAPITAL GROWTH
              PORTFOLIO                     PORTFOLIO                   PORTFOLIO
        ----------------------       ---------------------       -----------------------
        5/1/99          5/1/98       5/1/99         5/1/98       5/1/99           5/1/98
        to 4/30/00  to 4/30/99       to 4/30/00 to 4/30/99       to 4/30/00   to 4/30/99
        ----------  ----------       ---------- ----------       ----------  -----------
       $  1,230    $   801           $    785    $    807       $   (408)       $    (93)
          4,081      1,263             14,155       4,389         33,108           4,150

          6,778     14,031             30,755      25,069         40,192          19,500
       --------    -------           --------    --------       --------        --------

         12,089     16,095             45,695      30,265         72,892          23,557
       --------    -------           --------    --------       --------        --------
         (1,143)      (763)              (538)       (613)            --              --
            (50)       (24)              (131)       (233)            --              --
             --         --                 --          (1)            --              --
             --         --                 --          --             --              --
         (2,577)      (765)            (2,889)     (2,118)       (10,574)         (2,133)
           (143)       (26)            (1,091)     (1,065)        (2,900)           (549)
             --         --               (115)        (15)          (600)             (9)
       --------    -------           --------    --------       --------        --------
         (3,913)    (1,578)            (4,764)     (4,045)       (14,074)         (2,691)
       --------    -------           --------    --------       --------        --------


         76,893     36,359             82,264      55,745         86,807          34,103

          3,343      1,408              2,930       2,439          9,997           2,133
        (23,701)   (10,344)           (32,344)    (13,286)       (37,657)        (13,384)
       --------    -------           --------    --------       --------        --------



         56,535     27,423             52,850      44,898         59,147          22,852
       --------    -------           --------    --------       --------        --------


          3,049      3,230             13,891      12,673         18,664           6,681


            192         50              1,200       1,265          2,855             538
         (1,227)      (283)            (9,289)     (8,656)        (3,968)         (2,746)
       --------    -------           --------    --------       --------        --------

          2,014      2,997              5,802       5,282         17,551           4,473
       --------    -------           --------    --------       --------        --------


             --         --              6,763       2,968          9,728           2,136


             --         --                115          16            595               8
             --         --               (523)        (91)          (677)           (112)
       --------    -------           --------    --------       --------        --------
             --         --              6,355       2,893          9,646           2,032
       --------    -------           --------    --------       --------        --------


         58,549     30,420             65,007      53,073         86,344          29,357
       --------    -------           --------    --------       --------        --------

         66,725     44,937            105,938      79,293        145,162          50,223

         91,885     46,948            189,653     110,360        115,239          65,016
       --------    -------           --------    --------       --------        --------
       $158,610    $91,885           $295,591    $189,653       $260,401        $115,239
       ========    =======           ========    ========       ========        ========


          5,337      3,026              3,861       3,145          3,808           2,106


            232        115                137         139            450             131
         (1,641)      (804)            (1,521)       (741)        (1,651)           (822)
       --------    -------           --------    --------       --------        --------


          3,928      2,337              2,477       2,543          2,607           1,415
       --------    -------           --------    --------       --------        --------

            216        255                649         721            833             410


             13          4                 56          72            130              33
            (85)       (22)              (435)       (501)          (177)           (175)
       --------    -------           --------    --------       --------        --------

            144        237                270         292            786             268
       --------    -------           --------    --------       --------        --------

             --         --                319         163            435             122

             --         --                  5           1             27              --
             --         --                (25)         (5)           (29)             (6)
       --------    -------           --------    --------       --------        --------
             --         --                299         159            433             116
       --------    -------           --------    --------       --------        --------


          4,072      2,574              3,046       2,994          3,826           1,799
       ========    =======           ========    ========       ========        ========


                                    STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                  FOR THE YEAR INDICATED

              MID-CAP EQUITY            SMALL-CAP EQUITY           INTERNATIONAL EQUITY
                PORTFOLIO                   PORTFOLIO               SELECTION PORTFOLIO
         ----------------------       ---------------------       -----------------------
         5/1/99          5/1/98       5/1/99         5/1/98       5/1/99           5/1/98
         to 4/30/00  to 4/30/99       to 4/30/00 to 4/30/99       to 4/30/00    to 4/30/99
        -----------  ----------       ---------- ----------       ----------  ------------
       $   (198)   $    24           $   (304)  $    (135)       $   687        $    369
         11,692      5,867             43,819       4,402          2,404           1,446

         14,550       (961)            (4,360)     (1,611)         5,577          (3,646)
       --------    -------           --------    --------       --------        --------

         26,044      4,930             39,155       2,656          8,668          (1,831)
       --------    -------           --------    --------       --------        --------

             --        (30)                --          --           (481)           (350)
             --         --                 --          --            (33)            (11)
             --         --                 --          --             --              --
             --         --                 --          --             --              --
         (9,259)    (2,330)           (11,450)       (732)        (1,313)           (573)
            (40)        --               (930)        (57)           (92)            (20)
             --         --                 --          --             --              --
       --------    -------           --------    --------       --------        --------
         (9,299)    (2,360)           (12,380)       (789)        (1,919)           (954)
       --------    -------           --------    --------       --------        --------

         13,963     12,969             26,251       4,108         20,717           6,844

          9,191      2,343             11,275         689          1,521             863
        (11,190)    (9,514)           (12,185)     (3,317)        (8,499)        (22,764)
       --------    -------           --------    --------       --------        --------

         11,964      5,798             25,341       1,480         13,739         (15,057)
       --------    -------           --------    --------       --------        --------

          1,064         --              7,791         587          1,232           1,486

             27         --                911          57            124              31
            (34)        --               (961)       (406)          (106)            (16)
       --------    -------           --------    --------       --------        --------

          1,057         --              7,741         238          1,250           1,501
       --------    -------           --------    --------       --------        --------
             --         --                 --          --             --              --


             --         --                 --          --             --              --
             --         --                 --          --             --              --
       --------    -------           --------    --------       --------        --------
             --         --                 --          --             --              --
       --------    -------           --------    --------       --------        --------

         13,021      5,798             33,082       1,718         14,989         (13,556)
       --------    -------           --------    --------       --------        --------
         29,766      8,368             59,857       3,585         21,738         (16,341)

         63,648     55,280             32,810      29,225         25,182          41,523
       --------    -------           --------    --------       --------        --------
       $ 93,414    $63,648           $ 92,667    $ 32,810       $ 46,920        $ 25,182
       ========    =======           ========    ========       ========        ========
            871        961              1,094         369          1,506             631

            627        177                555          63            110              83
           (679)      (726)              (563)       (324)          (637)         (2,199)
       --------    -------           --------    --------       --------        --------
            819        412              1,086         108            979          (1,485)
       --------    -------           --------    --------       --------        --------
             65         --                314          53             90             132

              2         --                 45           5              9               3
             (2)        --                (48)        (36)            (8)             (2)
       --------    -------           --------    --------       --------        --------

             65         --                311          22             91             133
       --------    -------           --------    --------       --------        --------
             --         --                 --          --             --              --


             --         --                 --          --             --              --
             --         --                 --          --             --              --
       --------    -------           --------    --------       --------        --------

             --         --                 --          --             --              --
       --------    -------           --------    --------       --------        --------

            884        412              1,397         130          1,070          (1,352)
       ========    =======           ========    ========       ========        ========

    The accompanying notes are an integral part of the financial statements.

                                                   FINANCIAL HIGHLIGHTS

                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


             NET ASSET                   REALIZED AND   DISTRIBUTIONS DISTRIBUTIONS
              VALUE,           NET        UNREALIZED      FROM NET        FROM         NET ASSET
             BEGINNING     INVESTMENT  GAINS OR (LOSSES) INVESTMENT      CAPITAL      VALUE, END
             OF PERIOD       INCOME     ON INVESTMENTS     INCOME         GAINS        OF PERIOD
-------------------------------------------------------------------------------------------------
-----------------------
MONEY MARKET PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  2000            $1.00           0.05        --              (0.05)       --              $1.00
  1999             1.00           0.05        --              (0.05)       --               1.00
  1998             1.00           0.05        --              (0.05)       --               1.00
  1997             1.00           0.05        --              (0.05)       --               1.00
  1996             1.00           0.06        --              (0.06)       --               1.00
  RETAIL CLASS A
  2000            $1.00           0.05        --              (0.05)       --              $1.00
  1999             1.00           0.05        --              (0.05)       --               1.00
  1998             1.00           0.05        --              (0.05)       --               1.00
  1997             1.00           0.05        --              (0.05)       --               1.00
  1996             1.00           0.05        --              (0.05)       --               1.00
  RETAIL CLASS B
  2000            $1.00           0.04        --              (0.04)       --              $1.00
  1999 (1)         1.00           0.01        --              (0.01)       --               1.00
  INSTITUTIONAL II CLASS
  2000            $1.00           0.05        --              (0.05)       --              $1.00
  1999             1.00           0.05        --              (0.05)       --               1.00
  1998             1.00           0.05        --              (0.05)       --               1.00
  1997             1.00           0.05        --              (0.05)       --               1.00
  1996 (2)         1.00           0.04        --              (0.04)       --               1.00
--------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------
  INSTITUTIONAL CLASS
  2000            $1.00           0.03        --              (0.03)       --              $1.00
  1999             1.00           0.03        --              (0.03)       --               1.00
  1998             1.00           0.03        --              (0.03)       --               1.00
  1997             1.00           0.03        --              (0.03)       --               1.00
  1996             1.00           0.04        --              (0.04)       --               1.00
  RETAIL CLASS A
  2000            $1.00           0.03        --              (0.03)       --              $1.00
  1999             1.00           0.03        --              (0.03)       --               1.00
  1998             1.00           0.03        --              (0.03)       --               1.00
  1997             1.00           0.03        --              (0.03)       --               1.00
  1996             1.00           0.03        --              (0.03)       --               1.00
  INSTITUTIONAL II CLASS
  2000            $1.00           0.03        --              (0.03)       --              $1.00
  1999             1.00           0.03        --              (0.03)       --               1.00
  1998             1.00           0.03        --              (0.03)       --               1.00
  1997             1.00           0.03        --              (0.03)       --               1.00
  1996 (3)         1.00           0.02        --              (0.02)       --               1.00
---------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
---------------------------------------
  INSTITUTIONAL CLASS
  2000            $1.00           0.05        --              (0.05)       --              $1.00
  1999             1.00           0.05        --              (0.05)       --               1.00
  1998             1.00           0.05        --              (0.05)       --               1.00
  1997             1.00           0.05        --              (0.05)       --               1.00
  1996             1.00           0.05        --              (0.05)       --               1.00
  RETAIL CLASS A
  2000            $1.00           0.05        --              (0.05)       --              $1.00
  1999             1.00           0.05        --              (0.05)       --               1.00
  1998 (4)         1.00           0.04        --              (0.04)       --               1.00
  INSTITUTIONAL II CLASS
  2000            $1.00           0.05        --              (0.05)       --              $1.00
  1999             1.00           0.05        --              (0.05)       --               1.00
  1998             1.00           0.05        --              (0.05)       --               1.00
  1997             1.00           0.05        --              (0.05)       --               1.00
  1996 (3)         1.00           0.04        --              (0.04)       --               1.00


                                                   FINANCIAL HIGHLIGHTS

                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED

                                                                            RATIO
                                                          RATIO OF NET   OF EXPENSES
                                            RATIO OF       INVESTMENT    TO AVERAGE
                            NET ASSETS       EXPENSES         INCOME      NET ASSETS
                  TOTAL       END OF        TO AVERAGE      TO AVERAGE    (EXCLUDING
                RETURN(A)  PERIOD (000)     NET ASSETS      NET ASSETS     WAIVERS)
----------------------------------------------------------------------------------------
-----------------------
MONEY MARKET PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  2000             5.37% $  509,229            0.38%           5.25%        0.58%
  1999             5.17     527,132            0.38            5.01         0.60
  1998             5.55     226,439            0.33            5.41         0.50
  1997             5.36     318,919            0.28            5.23         0.43
  1996             5.78     348,343            0.25            5.62         0.44
  RETAIL CLASS A
  2000             5.13% $  251,140            0.61%           5.02%        0.83%
  1999             4.91     246,496            0.62            4.79         0.85
  1998             5.25     188,048            0.62            5.13         0.85
  1997             5.03     128,693            0.59            4.92         0.83
  1996             5.44     104,703            0.58            5.25         0.77
  RETAIL CLASS B
  2000             4.41%    $    23            1.31%           4.39%        1.44%
  1999 (1)         3.86*         22            1.30*           3.76*        1.44*
  INSTITUTIONAL II CLASS
  2000             5.30% $  300,562            0.45%           5.20%        0.58%
  1999             5.11     229,046            0.43            4.97         0.57
  1998             5.47      82,293            0.41            5.33         0.55
  1997             5.25      62,960            0.38            5.14         0.53
  1996 (2)         4.33+     28,790            0.36*           5.37*        0.55*
--------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------
  INSTITUTIONAL CLASS
  2000             3.17%  $  63,666            0.37%           3.12%        0.60%
  1999             2.99      77,896            0.36            2.95         0.60
  1998             3.45      90,446            0.32            3.39         0.51
  1997             3.29      69,091            0.28            3.23         0.44
  1996             3.61      74,739            0.22            3.54         0.45
  RETAIL CLASS A
  2000             2.94%  $  45,970            0.60%           2.90%        0.85%
  1999             2.74      33,509            0.60            2.66         0.85
  1998             3.16      25,144            0.61            3.11         0.86
  1997             3.01      16,495            0.55            2.97         0.84
  1996             3.53      16,179            0.34            3.33         0.90
  INSTITUTIONAL II CLASS
  2000             3.10% $   35,256            0.44%           3.04%        0.60%
  1999             2.94      43,575            0.41            2.87         0.57
  1998             3.37      29,474            0.40            3.31         0.56
  1997             3.19      16,727            0.38            3.14         0.54
  1996 (3)         2.62+      9,387            0.33*           3.35*        0.58*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  2000             5.16% $1,414,772            0.41%           5.05%        0.59%
  1999             5.00   1,428,064            0.40            4.86         0.59
  1998             5.42   1,285,840            0.35            5.29         0.49
  1997             5.22   1,250,778            0.32            5.10         0.43
  1996             5.64   1,043,758            0.31            5.45         0.44
  RETAIL CLASS A
  2000             4.92% $  120,578            0.64%           4.85%        0.84%
  1999             4.75     104,037            0.64            4.62         0.84
  1998 (4)         5.19*     78,265            0.67*           4.98*        0.87*
  INSTITUTIONAL II CLASS
  2000             5.08% $   84,503            0.48%           4.91%        0.59%
  1999             4.95     142,144            0.45            4.76         0.56
  1998             5.33      91,629            0.44            5.21         0.55
  1997             5.12      37,284            0.42            5.01         0.53
  1996 (3)         4.11+     17,027            0.41*           5.25*        0.56*

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

                For a Share Outstanding Throughout the Year or Period Indicated



            NET ASSET                   REALIZED AND    DISTRIBUTIONS DISTRIBUTIONS
             VALUE,          NET         UNREALIZED       FROM NET        FROM           NET ASSET
            BEGINNING     INVESTMENT   GAINS OR (LOSSES)  INVESTMENT      CAPITAL        VALUE, END         TOTAL
           OF PERIOD       INCOME      ON INVESTMENTS      INCOME         GAINS          OF PERIOD       RETURN(A)
------------------------------------------------------------------------------------------------------------------------
-------------------------------------
U.S. Treasury Money Market Portfolio
-------------------------------------
  INSTITUTIONAL CLASS
  2000         $1.00         0.05          --               (0.05)       --               $ 1.00          4.73%
  1999          1.00         0.04          --               (0.04)       --                 1.00          4.58
  1998          1.00         0.05          --               (0.05)       --                 1.00          5.08
  1997          1.00         0.05          --               (0.05)       --                 1.00          5.00
  1996          1.00         0.05          --               (0.05)       --                 1.00          5.32
  RETAIL CLASS A
  2000         $1.00         0.04          --               (0.04)       --               $ 1.00          4.49%
  1999          1.00         0.04          --               (0.04)       --                 1.00          4.33
  1998          1.00         0.05          --               (0.05)       --                 1.00          4.77
  1997          1.00         0.05          --               (0.05)       --                 1.00          4.71
  1996 (5)      1.00         0.02          --               (0.02)       --                 1.00          1.82+
  INSTITUTIONAL II CLASS
  2000         $1.00         0.05          --               (0.05)       --               $ 1.00          4.66%
  1999          1.00         0.04          --               (0.04)       --                 1.00          4.53
  1998          1.00         0.05          --               (0.05)       --                 1.00          4.99
  1997          1.00         0.05          --               (0.05)       --                 1.00          4.89
  1996 (3)      1.00         0.04          --               (0.04)       --                 1.00          3.87+
------------------------------
Short-Term Treasury Portfolio
------------------------------
  INSTITUTIONAL CLASS
  2000        $10.03         0.46          (0.15)           (0.46)       (0.02)           $ 9.86          3.11%
  1999         10.05         0.48           0.03            (0.48)       (0.05)            10.03          5.24
  1998          9.96         0.53           0.10            (0.53)       (0.01)            10.05          6.48
  1997          9.96         0.50          --               (0.49)       (0.01)             9.96          5.13
  1996 (6)     10.00         0.06          (0.04)           (0.06)       --                 9.96          0.16+
  RETAIL CLASS A
  2000        $10.03         0.44          (0.16)           (0.44)       (0.02)           $ 9.85          2.80%
  1999         10.05         0.47           0.03            (0.47)       (0.05)            10.03          5.04
  1998          9.96         0.52           0.09            (0.51)       (0.01)            10.05          6.23
  1997 (7)      9.95         0.27           0.03            (0.28)       (0.01)             9.96          3.39+

--------------------------
Short-Term Bond Portfolio
--------------------------
  INSTITUTIONAL CLASS
  2000         $9.94         0.50          (0.30)           (0.50)       (0.01)           $ 9.63          2.01%
  1999          9.95         0.51          (0.01)           (0.51)       --                 9.94          5.15
  1998          9.96         0.09          (0.01)           (0.09)       --                 9.95          0.82+
  1998++        9.95         0.57           0.01            (0.57)       --                 9.96          5.98
  1997++ (8)   10.00         0.49          (0.05)           (0.49)       --                 9.95          4.49+


                                                                   Ratio
                                            Ratio of Net        of Expenses
                              Ratio of      Investment          to Average
               Net Assets     Expenses      Income (Loss)        Net Assets           Portfolio
                 End of       to Average     to Average         (Excluding           Turnover
              Period (000)   Net Assets      Net Assets           Waivers)              Rate
-------------------------------------------------------------------------------------------------
-------------------------------------
U.S. Treasury Money Market Portfolio
-------------------------------------
  INSTITUTIONAL CLASS
  2000          $278,568       0.45%         4.63%                0.58%                --
  1999           289,930       0.45          4.47                 0.59                 --
  1998           262,687       0.40          4.96                 0.48                 --
  1997           225,924       0.37          4.88                 0.43                 --
  1996           275,259       0.36          5.18                 0.45                 --
  RETAIL CLASS A
  2000          $ 18,618       0.68%         4.34%                0.83%                --
  1999            19,632       0.69          4.31                 0.84                 --
  1998            35,302       0.70          4.66                 0.85                 --
  1997            13,673       0.64          4.62                 0.83                 --
  1996 (5)         8,758       0.55*         4.71*                0.86*                --
  INSTITUTIONAL II CLASS
  2000          $129,378       0.52%         4.58%                0.58%                --
  1999           139,253       0.50          4.39                 0.56                 --
  1998            94,844       0.48          4.88                 0.54                 --
  1997            63,496       0.47          4.79                 0.53                 --
  1996 (3)        47,220       0.47*         4.98*                0.55*                --
------------------------------
Short-Term Treasury Portfolio
------------------------------
  INSTITUTIONAL CLASS
  2000          $ 34,877       0.64%         4.60%                0.73%              80.49%
  1999            34,088       0.63          4.79                 0.72               70.64
  1998            24,929       0.55          5.26                 0.60              124.24
  1997            21,563       0.55          5.11                 0.60              147.86
  1996 (6)        18,823       0.55*        (0.55)*               0.60*                --
  RETAIL CLASS A
  2000          $  9,804       0.82%         4.39%                1.12%              80.49%
  1999            14,006       0.82          4.61                 1.12               70.64
  1998            14,410       0.78          5.02                 1.07              124.24
  1997 (7)        22,937       0.67*         5.07*                0.91*             147.86
--------------------------
Short-Term Bond Portfolio
--------------------------
  INSTITUTIONAL CLASS
  2000          $ 92,185       0.97%         5.09%                1.11%              65.58%
  1999           111,127       0.97          5.14                 1.11               91.22
  1998           131,669       0.97*         5.14*                1.16*             108.18
  1998++         133,544       0.82          5.78                 1.01              135.00
  1997++ (8)     146,178       0.90*         5.47*                1.08              112.00

                              FINANCIAL HIGHLIGHTS

                For a Share Outstanding Throughout the Year or Period Indicated




           NET ASSET                    REALIZED AND       DISTRIBUTIONS  DISTRIBUTIONS
            VALUE,           NET        UNREALIZED         FROM NET        FROM           NET ASSET
           BEGINNING      INVESTMENT   GAINS OR (LOSSES)   INVESTMENT      CAPITAL        VALUE, END      TOTAL
          OF PERIOD        INCOME      ON INVESTMENTS         INCOME       GAINS          OF PERIOD      RETURN(A)
-----------------------------------------------------------------------------------------------------------------------
---------------------------
Maryland Tax-Free Portfolio
---------------------------
  INSTITUTIONAL CLASS
  2000        $10.21         0.44          (0.69)           (0.44)       (0.04)           $ 9.48         (2.37)%
  1999         10.14         0.45           0.14            (0.45)       (0.07)            10.21          5.86
  1998          9.87         0.47           0.33            (0.47)       (0.06)            10.14          8.15
  1997 (9)     10.00         0.22          (0.13)           (0.22)       --                 9.87          0.89+
  RETAIL CLASS A
  2000        $10.21         0.43          (0.69)           (0.43)       (0.04)           $ 9.48         (2.50)%
  1999         10.14         0.43           0.14            (0.43)       (0.07)            10.21          5.69
  1998          9.87         0.44           0.34            (0.45)       (0.06)            10.14          7.91
  1997(10)      9.96         0.13          (0.07)           (0.15)       --                 9.87          0.63+
  RETAIL CLASS B
  2000(11)    $ 9.75         1.51          (0.23)           (1.51)       (0.04)           $ 9.48         13.17%+
--------------------------------
Pennsylvania Tax-Free Portfolio
--------------------------------
  INSTITUTIONAL CLASS
  2000        $10.23         0.42          (0.81)           (0.42)       (0.04)           $ 9.38         (3.88)%
  1999         10.14         0.41           0.15            (0.41)       (0.06)            10.23          5.56
  1998         10.28         0.07          (0.14)           (0.07)       --                10.14         (0.66)+
  1998++       10.09         0.40           0.19            (0.40)       --                10.28          6.68
  1997++(8)    10.00         0.40           0.09            (0.40)       --                10.09          5.03+
  RETAIL CLASS A
  2000        $10.22         0.40          (0.80)           (0.40)       (0.04)           $ 9.38         (3.95)%
  1999         10.13         0.39           0.15            (0.39)       (0.06)            10.22          5.39
  1998 (12)    10.26         0.04          (0.13)           (0.04)       --                10.13         (0.94)+
  RETAIL CLASS B
  2000(11)    $ 9.71         1.20          (0.28)           (1.20)       (0.04)           $ 9.39          9.37%+


                                                                           RATIO OF
                                                           RATIO OF        EXPENSES
                                    RATIO OF           INVESTMENT          TO AVERAGE
               NET ASSETS          EXPENSES             INCOME            NET ASSETS      PORTFOLIO
                  END OF           TO AVERAGE           TO AVERAGE          (EXCLUDING    TURNOVER
              PERIOD (000)        NET ASSETS          NET ASSETS             WAIVERS)       RATE
---------------------------------------------------------------------------------------------------
---------------------------
Maryland Tax-Free Portfolio
---------------------------
  INSTITUTIONAL CLASS
  2000         $ 87,845             0.81%                4.57%              1.00%          24.29%
  1999           95,046             0.76                 4.35               0.99           30.83
  1998           83,215             0.68                 4.62               0.77           22.40
  1997 (9)       79,608             0.67*                4.95*              0.72*          11.13
  RETAIL CLASS A
  2000         $ 25,924             0.94%                4.43%              1.30%          24.29%
  1999           32,395             0.93                 4.18               1.29           30.83
  1998           25,283             0.90                 4.39               1.15           22.40
  1997(10)        7,997             0.91*                4.70*              1.10*          11.13
  RETAIL CLASS B
  2000(11)     $     50             1.68%*               3.82%*             1.85%*         24.29%
--------------------------------
Pennsylvania Tax-Free Portfolio
--------------------------------
  INSTITUTIONAL CLASS
  2000         $160,664             0.96%                4.32%              1.00%          30.92%
  1999          224,480             0.92                 4.01               1.00           43.46
  1998          215,182             0.84*                3.84*              0.91*           3.50
  1998++        195,322             0.80                 4.43               1.00           57.00
  1997++(8)     221,393             0.83*                4.41*              1.02*          86.00
  RETAIL CLASS A
  2000         $  3,036             1.09%                4.23%              1.29%          30.92%
  1999            3,820             1.10                 3.84               1.30           43.46
  1998 (12)       2,577             1.01*                3.72*              1.24*           3.50
  RETAIL CLASS B
  2000(11)     $    188             1.84%*               3.63%*             1.84%*         30.92%

   ++  Returns are for the period indicated and have not been annualized.
   ++  Period ended February 28.
    *  Annualized
   (A) Total return for the retail class does not include the one-time sales charge.
   (1) Commenced operations on January 22, 1999.
   (2) Commenced operations on July 21, 1995.
   (3) Commenced operations on July 28, 1995.
   (4) Commenced operations on July 7, 1997.
   (5) Commenced operations on December 15, 1995.
   (6) Commenced operations on March 20, 1996.
   (7) Commenced operations on September 9, 1996.
   (8) Commenced operations on April 1, 1996.
   (9) Commenced operations on November 18, 1996.
  (10) Commenced operations on January 2, 1997.
  (11) Commenced operations on September 9, 1999.
  (12) Commenced operations on March 23, 1998.
  (13) Commenced operations on April 1, 1998.
  (14) Commenced operations on September 14, 1998.
  (15) Commenced operations on May 9, 1997.
  (16) Commenced operations on October 1, 1997.
  (17) Commenced operations on November 3, 1997.
  (18) Commenced operations on May 16, 1996.
  (19) Commenced operations on July 31, 1998.
  (20) Commenced operations on September 1, 1999.
  (21) Commenced operations on July 13, 1995.
  (22) Commenced operations on April 1, 1997.

        The accompanying notes are an integral part of the financial statements.

                                                         FINANCIAL HIGHLIGHTS

                                    For a Share Outstanding Throughout the Year or Period Indicated



           Net Asset                  Realized and     Distributions   Distributions
            Value,           Net       Unrealized       from Net          from            Net Asset
           Beginning     Investment  Gains or (Losses)  Investment       Capital         Value, End       Total
           of Period       Income    on Investments      Income           Gains           of Period      Return(A)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------
Intermediate Fixed Income Portfolio
-----------------------------------
  INSTITUTIONAL CLASS
  2000        $ 9.93         0.53          (0.50)           (0.53)       (0.01)           $ 9.42          0.32%
  1999         10.00         0.55          (0.02)           (0.55)       (0.05)             9.93          5.40
  1998          9.80         0.60           0.23            (0.60)       (0.03)            10.00          8.65
  1997 (9)     10.00         0.28          (0.20)           (0.28)          --              9.80          0.78+
-------------------------------
U.S. Government Bond Portfolio
-------------------------------
  INSTITUTIONAL CLASS
  2000        $ 9.78         0.51          (0.51)           (0.51)          --            $ 9.27          0.04%
  1999          9.85         0.54          (0.07)           (0.54)          --              9.78          4.82
  1998          9.85         0.10          --               (0.10)          --              9.85          1.02+
  1998++        9.82         0.67           0.03            (0.67)          --              9.85          7.40
  1997++ (8)   10.00         0.59          (0.18)           (0.59)          --              9.82          4.18+
  RETAIL CLASS A

  2000        $ 9.79         0.50          (0.51)           (0.50)          --            $ 9.28         (0.09)%
  1999          9.85         0.54          (0.06)           (0.54)          --              9.79          4.93
  1998 (13)     9.88         0.81          (0.03)           (0.81)          --              9.85          7.86+
-----------------
Income Portfolio
-----------------
  INSTITUTIONAL CLASS
  2000        $10.08         0.56          (0.57)           (0.56)          --            $ 9.51         (0.01)%
  1999         10.25         0.59          (0.17)           (0.59)          --             10.08          4.22
  1998          9.82         0.61           0.43            (0.61)          --             10.25         10.84
  1997          9.80         0.59           0.02            (0.59)          --              9.82          6.51
  1996          9.60         0.61           0.20            (0.61)          --              9.80          8.46
  RETAIL CLASS A
  2000        $10.20         0.56          (0.58)           (0.56)          --            $ 9.62         (0.18)%
  1999         10.37         0.58          (0.16)           (0.59)          --             10.20          4.08
  1998          9.94         0.58           0.44            (0.59)          --             10.37         10.47
  1997          9.91         0.59           0.01            (0.57)          --              9.94          6.32
  1996          9.72         0.60           0.19            (0.60)          --              9.91          8.14
  RETAIL CLASS B
  2000        $10.08         0.48          (0.57)           (0.48)          --            $ 9.51         (0.85)%
  1999 (14)    10.40         0.35          (0.32)           (0.35)          --             10.08          0.35+
-------------------
Balanced Portfolio
-------------------
  INSTITUTIONAL CLASS
  2000        $14.64         0.28           2.90            (0.26)       (0.66)           $16.90         22.39%
  1999         13.24         0.28           2.03            (0.28)       (0.63)            14.64         18.17
  1998         11.43         0.30           3.04            (0.30)       (1.23)            13.24         30.95
  1997         11.38         0.33           0.53            (0.30)       (0.51)            11.43          7.85
  1996         10.04         0.34           1.71            (0.34)       (0.37)            11.38         20.90
  RETAIL CLASS A
  2000        $14.59         0.28           2.88            (0.25)       (0.66)           $16.84         22.26%
  1999         13.20         0.26           2.02            (0.26)       (0.63)            14.59         17.97
  1998         11.40         0.27           3.04            (0.28)       (1.23)            13.20         30.67
  1997         11.35         0.28           0.56            (0.28)       (0.51)            11.40          7.66
  1996         10.04         0.31           1.68            (0.31)       (0.37)            11.35         20.23
  RETAIL CLASS B
  2000        $14.60         0.16           2.87            (0.15)       (0.66)           $16.82         21.32%
  1999 (14)    12.58         0.16           2.67            (0.18)       (0.63)            14.60         23.13+


                                                                           Ratio
                                                   Ratio of Net         of Expenses
                                 Ratio of           Investment          to Average
            Net Assets          Expenses             Income            Net Assets      Portfolio
             End of           to Average          to Average          (Excluding      Turnover
           Period (000)        Net Assets          Net Assets           Waivers)         Rate
---------------------------------------------------------------------------------------------------
-----------------------------------
Intermediate Fixed Income Portfolio
-----------------------------------
  INSTITUTIONAL CLASS
  2000         $114,554          0.81%                5.52%              0.96%          29.28%
  1999          100,419          0.77                 5.49               0.95           52.87
  1998           84,328          0.69                 6.02               0.87           41.63
  1997 (9)       76,326          0.68*                5.55*              0.83*          17.18
-------------------------------
U.S. Government Bond Portfolio
-------------------------------
  INSTITUTIONAL CLASS
  2000         $166,837          0.96%                5.38%              1.09%           6.62%
  1999          255,329          0.93                 5.43               1.10          102.27
  1998          265,616          0.88*                6.04*              1.06*          13.77
  1998++        264,565          0.79                 6.88               0.98          431.00
  1997++ (8)    259,042          0.85*                6.54*              1.03*         255.00
  RETAIL CLASS A
  2000         $ 2,375           1.10%                5.26%              1.40%           6.62%
  1999           2,240           1.12                 5.11               1.41          102.27
  1998 (13)         30           1.05*                6.02*              1.33*          13.77
----------------
Income Portfolio
----------------
  INSTITUTIONAL CLASS
  2000         $343,260          0.82%                5.82%              0.94%         328.20%
  1999          356,482          0.78                 5.77               0.94           50.41
  1998          322,304          0.73                 6.05               0.77          154.87
  1997          242,966          0.68                 6.19               0.68          271.60
  1996          180,962          0.73                 6.00               0.73          107.33
  RETAIL CLASS
  2000         $  5,830          0.95%                5.67%              1.24%         328.20%
  1999            8,573          0.95                 5.59               1.24           50.41
  1998            6,889          0.95                 5.82               1.16          154.87
  1997            4,102          0.89                 5.96               1.09          271.60
  1996            4,184          1.02                 5.54               1.37          107.33
  RETAIL CLASS B
  2000         $    429          1.71%                4.97%              1.80%         328.20%
  1999 (14)         280          1.70*                4.71*              1.79*          50.41
------------------
Balanced Portfolio
------------------
  INSTITUTIONAL CLASS
  2000         $348,332          0.90%                1.95%              1.00%          54.46%
  1999          118,395          0.85                 2.12               1.00           56.70
  1998           96,858          0.79                 2.44               0.83           71.58
  1997           76,987          0.74                 2.79               0.74          124.22
  1996          102,233          0.75                 3.19               0.75          107.56
  RETAIL CLASS A
  2000         $ 43,098          1.01%                1.84%              1.40%          54.46%
  1999           26,927          1.01                 1.94               1.40           56.70
  1998           15,074          1.02                 2.20               1.33           71.58
  1997            6,164          0.96                 2.56               1.19          124.22
  1996            3,323          1.09                 2.51               1.55          107.56
  RETAIL CLASS B
  2000         $ 10,991          1.77%                1.10%              1.86%          54.46%
  1999 (14)       2,479          1.75*                0.99*              1.84*          56.70

                                                         FINANCIAL HIGHLIGHTS

                                    For a Share Outstanding Throughout the Year or Period Indicated





         NET ASSET                      REALIZED AND      DISTRIBUTIONS  DISTRIBUTIONS
          VALUE,             NET        UNREALIZED          FROM NET       FROM         NET ASSET
         BEGINNING       INVESTMENT   GAINS OR (LOSSES)    INVESTMENT     CAPITAL      VALUE, END          TOTAL
         OF PERIOD         INCOME      ON INVESTMENTS        INCOME        GAINS        OF PERIOD        RETURN(A)
-------------------------------------------------------------------------------------------------------------------
-----------------------
Equity Income Portfolio
-----------------------
  INSTITUTIONAL CLASS
  2000        $12.05         0.20           0.38            (0.20)       (0.43)           $12.00          5.40%
  1999         12.52         0.25           0.22            (0.25)       (0.69)            12.05          4.17
  1998         10.67         0.31           3.06            (0.31)       (1.21)            12.52         33.04
  1997 (9)     10.00         0.12           0.67            (0.12)       --                10.67          7.88+
  RETAIL CLASS A
  2000        $12.04         0.22           0.38            (0.22)       (0.43)           $11.99          5.29%
  1999         12.52         0.23           0.21            (0.23)       (0.69)            12.04          3.92
  1998 (15)    11.01         0.28           2.73            (0.29)       (1.21)            12.52         28.73+

----------------------
Value Equity Portfolio
----------------------
  INSTITUTIONAL CLASS
  2000        $15.22         0.26           1.40            (0.26)       (2.51)           $14.11         10.87%         %
  1999         14.59         0.08           1.36            (0.09)       (0.72)            15.22         10.48
  1998         14.00         0.01           0.62            (0.01)       (0.03)            14.59          4.51+
  1998++       11.91         0.15           3.45            (0.15)       (1.36)            14.00         31.64
  1997++ (8)   10.00         0.14           2.10            (0.14)       (0.19)            11.91         22.77+
  RETAIL CLASS A
  2000        $15.22         0.14           1.40            (0.15)       (2.51)           $14.10         10.72%         %
  1999         14.60         0.05           1.36            (0.07)       (0.72)            15.22         10.29
  1998 (13)    14.55        --              0.05            --           --                14.60          0.34+
  RETAIL CLASS B
  2000        $15.16        (0.07)          1.36            --           (2.51)           $13.94          9.93%
  1999 (14)    12.93         0.01           2.97            (0.03)       (0.72)            15.16         23.70+
----------------------
Equity Index Portfolio
----------------------
  INSTITUTIONAL CLASS
  2000        $13.87         0.14           1.26            (0.14)       (0.30)           $14.83         10.25%
  1999         11.59         0.14           2.41            (0.14)       (0.13)            13.87         22.37
  1998 (16)    10.00         0.08           1.58            (0.07)       --                11.59         16.71+
  RETAIL CLASS A
  2000        $13.84         0.11           1.25            (0.11)       (0.30)           $14.79          9.95%
  1999         11.57         0.11           2.40            (0.11)       (0.13)            13.84         22.05
  1998 (17)     9.78         0.06           1.80            (0.07)       --                11.57         19.08+
--------------------------
Blue Chip Equity Portfolio
--------------------------
  INSTITUTIONAL CLASS
  2000        $20.00         0.08           3.97            (0.07)       (0.38)           $23.60         20.45%
  1999         17.01         0.10           3.41            (0.12)       (0.40)            20.00         21.07
  1998         12.39         0.14           4.70            (0.13)       (0.09)            17.01         39.34
  1997         10.12         0.17           2.28            (0.17)       (0.01)            12.39         24.41
  1996 (8)     10.00        --              0.12            --           --                10.12          1.20+
  RETAIL CLASS A
  2000        $19.98         0.06           3.95            (0.04)       (0.38)           $23.57         20.29%
  1999         16.98         0.09           3.40            (0.09)       (0.40)            19.98         20.96
  1998         12.38         0.10           4.69            (0.10)       (0.09)            16.98         38.93
  1997 (18)    10.33         0.16           2.06            (0.16)       (0.01)            12.38         21.74+
  RETAIL CLASS B
  2000        $19.93        (0.07)          3.90            --           (0.38)           $23.38         19.39%
  1999 (19)    17.07         0.01           3.28            (0.03)       (0.40)            19.93         19.62+



                                                                                     RATIO
                                                             RATIO OF NET          OF EXPENSES
                                           RATIO OF           INVESTMENT          TO AVERAGE
                       NET ASSETS          EXPENSES             INCOME              NET ASSETS        PORTFOLIO
                        END OF             TO AVERAGE          TO AVERAGE          (EXCLUDING         TURNOVER
                       PERIOD (000)       NET ASSETS          NET ASSETS             WAIVERS)            RATE
----------------------------------------------------------------------------------------------------------------
-----------------------
Equity Income Portfolio
-----------------------
  INSTITUTIONAL CLASS
  2000                 $ 83,473             0.98%               1.83%                1.05%               41.43%
  1999                  101,104             0.91                2.10                 1.04                56.03
  1998                  106,643             0.84                2.58                 0.97                39.88
  1997 (9)               83,947             0.83*               2.47*                0.93*               34.38
  RETAIL CLASS A
  2000                  $ 3,353             1.09%               1.72%                1.45%               41.43%
  1999                    3,659             1.08                1.93                 1.44                56.03
  1998 (15)               3,428             1.07*               2.39*                1.45*               39.88
----------------------
Value Equity Portfolio
----------------------
  INSTITUTIONAL CLASS
  2000                 $428,675             1.20%               0.16%                1.34%               25.00%
  1999                  536,827             1.14                0.58                 1.34                32.21
  1998                  645,202             1.08*               0.65*                1.20*                4.34
  1998++                577,154             1.00                1.17                 1.20                30.00
  1997++ (8)            540,889             1.05*               1.48*                1.26*               37.00
  RETAIL CLASS A
  2000                 $  7,516             1.32%              (0.01)%               1.75%               25.00%
  1999                    3,553             1.31                0.29                 1.74                32.21
  1998 (13)                 227             1.26*               0.62*                1.67*                4.34
  RETAIL CLASS
  2000                 $    583             2.07%              (0.77)%               2.20%               25.00%
  1999 (14)                 164             2.07*              (0.67)*               2.20*               32.21
----------------------
Equity Index Portfolio
----------------------
  INSTITUTIONAL CLASS
  2000                 $151,157             0.25%               1.03%                0.59%               58.81%
  1999                   86,911             0.23                1.20                 0.61                34.04
  1998 (16)              45,531             0.20                1.43                 0.62                49.56
  RETAIL CLASS A
  2000                 $  7,453             0.50%               0.78%                0.99%               58.81%
  1999                    4,974             0.48                0.92                 1.00                34.04
  1998 (17)               1,417             0.45*               1.02*                1.08*               49.56
--------------------------
Blue Chip Equity Portfolio
--------------------------
  INSTITUTIONAL CLASS
  2000                 $211,534             0.97%               0.39%                1.08%               40.58%
  1999                  129,720             0.91                0.63                 1.07                38.78
  1998                   67,060             0.81                0.96                 0.89                26.32
  1997                   35,690             0.70                1.55                 0.90                46.91
  1996 (8)               11,456             0.65*               1.52*                1.38*                0.97
  RETAIL CLASS A
  2000                 $ 73,347             1.08%               0.28%                1.63%               40.58%
  1999                   56,771             1.07                0.49                 1.62                38.78
  1998                   43,300             1.04                0.71                 1.50                26.32
  1997 (18)              13,211             0.86*               1.29*                1.25*               46.91
  RETAIL CLASS B
  2000                 $ 10,710             1.83%              (0.49)%               1.93%               40.58%
  1999 (19)               3,162             1.84*              (0.43)*               1.94*               38.78


                                                         FINANCIAL HIGHLIGHTS

                                    For a Share Outstanding Throughout the Year or Period Indicated



         NET ASSET                  REALIZED AND       DISTRIBUTIONS   DISTRIBUTIONS
          VALUE,           NET      UNREALIZED          FROM NET         FROM            NET ASSET
         BEGINNING     INVESTMENT   GAINS OR (LOSSES)  INVESTMENT      CAPITAL         VALUE, END          TOTAL
         OF PERIOD       INCOME    ON INVESTMENTS       INCOME           GAINS           OF PERIOD        RETURN(A)
--------------------------------------------------------------------------------------------------------------------
  --------------------------
  Capital Growth Portfolio
  --------------------------
  INSTITUTIONAL CLASS
  2000        $18.71        (0.03)          9.31               --        (1.86)           $26.13         51.36%
  1999         14.90        (0.01)          4.33               --        (0.51)            18.71         29.51
  1998         11.92         0.02           4.96            (0.04)       (1.96)            14.90         45.19
  1997         11.60         0.11           1.41            (0.14)       (1.06)            11.92         13.46
  1996         10.20         0.16           2.17            (0.16)       (0.77)            11.60         23.62
  RETAIL CLASS A
  2000        $18.58        (0.05)          9.22               --        (1.86)           $25.89         51.12%
  1999         14.82        (0.03)          4.30               --        (0.51)            18.58         29.34
  1998         11.87           --           4.93            (0.02)       (1.96)            14.82         44.90
  1997         11.56         0.09           1.41            (0.13)       (1.06)            11.87         13.39
  1996         10.18         0.12           2.15            (0.12)       (0.77)            11.56         23.24
  RETAIL CLASS B
  2000        $18.61        (0.13)          9.12               --        (1.86)           $25.74         50.03%
  1999 (14)    13.53        (0.04)          5.63               --        (0.51)            18.61         41.88+
-------------------------
Mid-Cap Equity Portfolio
-------------------------
  INSTITUTIONAL CLASS
  2000        $14.70        (0.04)          5.30               --        (2.04)           $17.92         38.90%
  1999         14.11         0.01           1.16            (0.01)       (0.57)            14.70          8.76
  1998         10.17         0.04           4.61            (0.04)       (0.67)            14.11         46.92
  1997 (9)     10.00         0.03           0.17            (0.03)          --             10.17          1.98+
  RETAIL CLASS A
  2000 (20)   $15.22        (0.02)          4.74               --        (2.04)           $17.90         34.04%+
---------------------------
Small-Cap Equity Portfolio
---------------------------
  INSTITUTIONAL CLASS
  2000        $12.65        (0.08)         15.39               --        (4.72)           $23.24        126.42%
  1999         11.86        (0.05)          1.17               --        (0.33)            12.65          9.89
  1998          8.53        (0.02)          3.97               --        (0.62)            11.86         47.93
  1997         14.72        (0.01)         (2.97)              --        (3.21)             8.53        (23.43)
  1996 (21)    10.00         0.09           4.72            (0.09)          --             14.72         48.34+
  RETAIL CLASS A
  2000        $12.59        (0.05)         15.25               --        (4.72)           $23.07        126.13%
  1999         11.83        (0.07)          1.16               --        (0.33)            12.59          9.66
  1998          8.53        (0.06)          3.98               --        (0.62)            11.83         47.57
  1997 (18)    15.47        (0.01)         (3.72)              --        (3.21)             8.53        (27.14)+
-----------------------------------------
International Equity Selection Portfolio
-----------------------------------------
  INSTITUTIONAL CLASS
  2000        $11.16         0.24           3.45            (0.19)       (0.56)           $14.10         33.27%
  1999         11.51         0.10          (0.18)           (0.10)       (0.17)            11.16         (0.50)
  1998         10.85          --            0.66               --           --             11.51          6.08+
  1998++ (22)  10.00         0.15           1.12            (0.23)       (0.19)            10.85         12.95+
  RETAIL CLASS A
  2000        $11.16         0.24           3.45            (0.19)       (0.56)           $14.10         33.20%
  1999         11.51         0.08          (0.17)           (0.09)       (0.17)            11.16         (0.59)
  1998*(13)    11.40          --            0.11               --           --             11.51          0.96+


                                                       Ratio
                                       Ratio of Net   of Expenses
                            Ratio of    Investment     to Average
             Net Assets     Expenses      Income       Net Assets      Portfolio
              End of       to Average    to Average    (Excluding      Turnover
             Period (000)  Net Assets    Net Assets      Waivers)         Rate
--------------------------------------------------------------------------------
  -------------------------
  Capital Growth Portfolio
  -------------------------
  INSTITUTIONAL CLASS
  2000         $193,827    1.00%   (0.18)%             1.06%             113.74%
  1999           90,042    0.94    (0.07)              1.04              118.46
  1998           50,615    0.84     0.13               0.88              174.55
  1997           34,170    0.39     0.92               0.85              246.14
  1996           39,560    0.24     1.26               0.84              578.57
  RETAIL CLASS A
  2000         $ 52,445    1.11%   (0.29)%             1.46%             113.74%
  1999           23,035    1.09    (0.23)              1.44              118.46
  1998           14,401    1.06    (0.10)              1.37              174.55
  1997            5,595    0.56     0.74               1.30              246.14
  1996            2,111    0.50     1.05               1.65              578.57
  RETAIL CLASS B
  2000         $ 14,129    1.86%   (1.04)%             1.91%             113.74%
  1999 (14)       2,162    1.87*   (1.09)*             1.92*             118.46
-------------------------
Mid-Cap Equity Portfolio
-------------------------
  INSTITUTIONAL CLASS
  2000         $ 92,253    1.11%   (0.26)%             1.18%              55.90%
  1999           63,648    1.06     0.04               1.18               61.81
  1998           55,280    0.97     0.31               1.06               38.30
  1997 (9)       27,059    0.90*    0.65*              0.95*              14.74
  RETAIL CLASS A
  2000 (20)    $  1,161    0.82%*  (0.31)%*            1.06%*             55.90%
---------------------------
Small-Cap Equity Portfolio
---------------------------
  INSTITUTIONAL CLASS
  2000         $ 81,375    1.19%   (0.49)%             1.21%             753.31%
  1999           30,562    1.16    (0.48)              1.23              733.14
  1998           27,372    0.98    (0.24)              1.02              410.72
  1997           17,746    0.95    (0.12)              0.95              704.41
  1996 (21)      33,621    0.91*    0.60*              0.91*             286.80
  RETAIL CLASS A
  2000         $ 11,292    1.30%   (0.49)%             1.61%             753.31%
  1999            2,248    1.32    (0.64)              1.63              733.14
  1998            1,853    1.21    (0.46)              1.36              410.72
  1997 (18)       1,075    1.11*   (0.13)*             1.21*             704.41
-----------------------------------------
International Equity Selection Portfolio
-----------------------------------------
  INSTITUTIONAL CLASS
  2000         $ 43,743    0.93%    2.01%              1.04%              26.44%
  1999           23,686    0.88     1.04               1.04              101.86
  1998           41,510    0.78*   (0.52)*             1.22*               0.98
  1998++ (22)    35,858    0.75*    1.73*              1.20*              43.00
  RETAIL CLASS A
  2000         $ 3,177     1.04%    1.95%              1.44%              26.44%
  1999           1,496     1.05     0.80               1.30              101.86
  1998*(13)         13     0.96*   (0.63)*             1.19*               0.98

   ++  Returns are for the period indicated and have not been annualized.
   ++  Period ended February 28.
    *  Annualized
   (A) Total return for the retail class does not include the one-time sales charge.
   (1) Commenced operations on January 22, 1999.
   (2) Commenced operations on July 21, 1995.
   (3) Commenced operations on July 28, 1995.
   (4) Commenced operations on July 7, 1997.
   (5) Commenced operations on December 15, 1995.
   (6) Commenced operations on March 20, 1996.
   (7) Commenced operations on September 9, 1996.
   (8) Commenced operations on April 1, 1996.
   (9) Commenced operations on November 18, 1996.
  (10) Commenced operations on January 2, 1997.
  (11) Commenced operations on September 9, 1999.
  (12) Commenced operations on March 23, 1998.
  (13) Commenced operations on April 1, 1998.
  (14) Commenced operations on September 14, 1998.
  (15) Commenced operations on May 9, 1997.
  (16) Commenced operations on October 1, 1997.
  (17) Commenced operations on November 3, 1997.
  (18) Commenced operations on May 16, 1996.
  (19) Commenced operations on July 31, 1998.
  (20) Commenced operations on September 1, 1999.
  (21) Commenced operations on July 13, 1995.
  (22) Commenced operations on April 1, 1997.

                                  NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993.

The Fund consists of twenty separate investment Portfolios: Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio (collectively, the "money market Portfolios"), Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund may issue an unlimited number of shares of each of its Portfolios. The International Equity Selection Portfolio is structured as a "fund of funds" and achieves its investment objective by investing in a number of non-affiliated mutual funds ("Underlying Funds"). The Underlying Funds incur expenses in seeking to achieve their investment objectives.

Each Portfolio (with the exception of the Intermediate Fixed Income
Portfolio and Short-Term Bond Portfolio) offers both Institutional and Retail Class A shares. The following Portfolios also offer Retail Class B shares:
Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Value Equity Portfolio and Money Market Portfolio (for exchange purposes only). In addition, each money market Portfolio offers INSTITUTIONAL II CLASS SHARES. INSTITUTIONAL Class shares were originally offered with the commencement of each Portfolio's operations. Retail Class A shares commenced in April 1994 for the Income Portfolio; in March 1994 for the Tax-Free Money Market Portfolio, Money Market Portfolio, Balanced Portfolio and Capital Growth Portfolio; in December 1995 for the U.S. Treasury Money Market Portfolio; in May 1996 for the Blue Chip Equity Portfolio and Small-Cap Equity Portfolio; in September 1996 for the Short-Term Treasury Portfolio; in January 1997 for the Maryland Tax-Free Portfolio; in May 1997 for the Equity Income Portfolio; in July 1997 for the U.S. Government Money Market Portfolio; in November 1997 for the Equity Index Portfolio; in March 1998 for the Pennsylvania Tax-Free Portfolio; in April 1998 for the U.S. Government Bond Portfolio, Value Equity Portfolio and International Equity Selection Portfolio; and in September 1999 for the Mid-Cap Equity Portfolio. Retail Class B shares commenced in August 1998 for the Blue Chip Equity Portfolio, in September 1998 for the Income Portfolio, Balanced Portfolio, Value Equity Portfolio and Capital Growth Portfolio, in January 1999 for the Money Market Portfolio, and in September 1999 for the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Institutional II Class shares commenced in July 1995 for the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio. Each class of shares has equal rights as to earnings, assets and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

The following is a summary of significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity may be valued at their amortized cost.
110

                          NOTES TO FINANCIAL STATEMENTS

When market quotations are not readily available, securities are valued at fair value as determined under procedures established and approved by the Board of Trustees.

Investment securities held by the Money Market Portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

INCOME TAXES -- It is the intention of each Portfolio to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

NET ASSET VALUE PER SHARE -- The net asset value per share of each class of each Portfolio is calculated every business day. It is computed by dividing the total assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.

CLASSES -- Class-specific expenses are borne by the applicable class. Other expenses, income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

ORGANIZATIONAL COSTS -- All eligible organizational costs associated with the start-up of the Portfolios prior to December 15, 1998 are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker/dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

DOLLAR ROLL TRANSACTIONS -- The Income and U.S. Government Bond Portfolios engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, Fannie Mae and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed-upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. Government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly for the money market Portfolios, the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio and Income Portfolio. The Equity Income Portfolio declares and pays dividends monthly; the Balanced

                                  NOTES TO FINANCIAL STATEMENTS

Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio and Mid-Cap Equity Portfolio declare and pay dividends quarterly; and the Capital Growth Portfolio, Small-Cap Equity Portfolio, and International Equity Selection Portfolio declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

On the Statements of Net Assets, the following adjustments were made (000):

                          Accumulated  Undistributed
                         Net Realized Net InvestmentPaid-in-
     Portfolio            Gain (Loss)     Income     Capital
--------------------------------------------------------------------------------
     U.S. Treasury
        Money Market        $ (5)         $ 5         $--
--------------------------------------------------------------------------------
     Short-Term
        Bond                   1           (1)         --
--------------------------------------------------------------------------------
     Value Equity           (309)          81         228
--------------------------------------------------------------------------------
     Equity Index             --            2          (2)
--------------------------------------------------------------------------------
     Blue Chip Equity         --           12         (12)
--------------------------------------------------------------------------------
     Capital Growth         (328)         408         (80)
--------------------------------------------------------------------------------
     Mid-Cap Equity          (65)          65          --
--------------------------------------------------------------------------------
     Small-Cap Equity       (439)         399          40
--------------------------------------------------------------------------------

OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the money market Portfolios, for which original issue discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES
Allied Investment Advisors, Inc. is the investment adviser to each of the Portfolios. Allied Investment Advisors, Inc. is an affiliate of Allfirst Trust Company, N.A., the Custodian and Sub-Administrator of each of the Portfolios. Pursuant to an investment advisory contract on behalf of each Portfolio, Allied Investment Advisors, Inc. is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the average net assets of the Portfolio.

PORTFOLIO                                       ANNUAL RATE
----------------------------------------------------------------------
Money Market                                       .25%
----------------------------------------------------------------------
Tax-Free Money Market                              .25%
----------------------------------------------------------------------
U.S. Government Money Market                       .25%
----------------------------------------------------------------------
U.S. Treasury Money Market                         .25%
----------------------------------------------------------------------
Short-Term Treasury                                .35%
----------------------------------------------------------------------
Short-Term Bond                                    .75%
----------------------------------------------------------------------
Maryland Tax-Free                                  .65%
----------------------------------------------------------------------
Pennsylvania Tax-Free                              .65%
----------------------------------------------------------------------
Intermediate Fixed Income                          .60%
----------------------------------------------------------------------
U.S. Government Bond                               .75%
----------------------------------------------------------------------
Income                                             .60%
----------------------------------------------------------------------
Balanced                                           .65%
----------------------------------------------------------------------
Equity Income                                      .70%
----------------------------------------------------------------------
Value Equity                                      1.00%
----------------------------------------------------------------------
Equity Index                                       .20%
----------------------------------------------------------------------
Blue Chip Equity                                   .70%
----------------------------------------------------------------------
Capital Growth                                     .70%
----------------------------------------------------------------------
Mid-Cap Equity                                     .80%
----------------------------------------------------------------------
Small-Cap Equity                                   .80%
----------------------------------------------------------------------
International Equity Selection                     .65%
----------------------------------------------------------------------

Allied Investment Advisors, Inc. has agreed to waive a portion of its fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. A portion of these waivers are voluntary and may be discontinued at any time.

SEI Investments Mutual Funds Services (the "Administrator") serves as administrator and transfer agent for the Fund under an Administration Agreement and Transfer Agency Agreement. The Administrator is entitled to receive an annual fee of .13% of each Portfolio's average net assets, paid monthly, for services performed under the administration agreement. The Administrator has voluntarily agreed to waive a portion of its administrative fees on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time. Pursuant to a separate agreement between Allfirst Trust Company, N.A. and the Administrator, Allfirst Trust Company, N.A. performs sub-administration services on behalf of the Portfolios, for which it receives an annual fee, paid by the Administrator, of up to .0275% of each Portfolio's net assets.

                            NOTES TO FINANCIAL STATEMENTS

4.   DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

The Fund's Board of Trustees has adopted an Amended and Restated Distribution and Shareholder Services Plan on behalf of Retail Class A shares of each Portfolio; a Restated Distribution and Shareholder Services Plan on behalf of Retail Class B shares of the Money Market, Maryland Tax-Free, Pennsylvania Tax-Free, Income, Balanced, Value Equity, Blue Chip Equity and Capital Growth Portfolios; and an Amended and Restated Distribution and Service Plan on behalf of the Institutional II Class shares of each money market Portfolio pursuant to Rule 12b-1 under the 1940 Act. In addition, the Board of Trustees has adopted a Shareholder Services Plan on behalf of the Institutional Class shares of the Portfolios (the "Plans"). Under the Plans, SEI Investments Distribution Co. ("SIDCO") acts as Distributor for the Fund pursuant to a Distribution Agreement on behalf of each Portfolio. The Plans permit payment of up to .75% of the average net assets of the Retail Class A, Retail Class B and Institutional II Class shares of each Portfolio. The Trustees have authorized payment of a fee to SIDCO of: .25% of the average net assets of the Retail Class A shares of each of the money market Portfolios; .30% of average net assets of the Retail Class A shares of the Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Short-Term Bond Portfolio, and U.S. Government Bond Portfolio; .40% of average net assets of the Retail Class A shares of the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio and Equity Index Portfolio; .55% of average net assets of the Retail Class A shares of the Blue Chip Equity Portfolio; .75% of the average net assets of the Retail Class B shares of the Money Market Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Balanced Portfolio, Value Equity Portfolio, Blue Chip Equity Portfolio and Capital Growth Portfolio; and .15% of average net assets of the Institutional II Class shares of each of the money market Portfolios. SIDCO has voluntarily agreed to waive a portion of its fee on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.

The shareholder services fees paid under the Plans are to compensate qualified intermediaries for shareholder services and account maintenance. Under the respective Plans, the Retail Class A and Retail Class B shares of a Portfolio may pay an annual fee of up to .25% of the average net assets of the respective class shares attributable to their customers and the Institutional Class shares of a Portfolio may pay an annual fee of up to .15% of the average net assets of the Institutional Class shares attributable to their customers. Currently, the Trustees have approved a fee for the Retail Class A shares of
 .15%, a fee for the Retail Class B shares of .25%, and a fee of 0.08% of the average net assets of the Institutional Class shares of each of the money market Portfolios; 0.11% of the average net assets of the Institutional Class shares of the ARK Intermediate Fixed Income, Pennsylvania Tax-Free and U.S. Government Bond Portfolios; 0.12% of the average net assets of the Institutional Class shares of the ARK Income and Maryland Tax-Free Portfolios; and 0.14% of the average net assets of the Institutional Class shares of the ARK Balanced, Blue Chip, Capital Growth, Equity Income, International Equity Selection, Mid-Cap Equity, Small-Cap Equity and Value Equity Portfolios. In addition, a portion of the fee is being waived for the Retail Class A shares and Institutional Class shares of each Portfolio. The waiver is voluntary and may be discontinued at any time.

A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Retail Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Retail Class B shares until the redemption of such shares.

            Years                     Contingent Deferred
       Purchases Made                    Sales Charge
-----------------------------------------------------------
           First ...................          5%
           Second ..................          4%
           Third ...................          3%
           Fourth ..................          3%
           Fifth ...................          2%
           Sixth ...................          1%
           Seventh and Following ...         None

                          NOTES TO FINANCIAL STATEMENTS

5. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments, during the period ended April 30, 2000, were as follows:

                               PURCHASES          SALES
PORTFOLIO                       (000)             (000)
--------------------------------------------------------------------------------
Short-Term Treasury        $    31,279      $    31,754
--------------------------------------------------------------------------------
Short-Term Bond                 41,854           65,176
--------------------------------------------------------------------------------
Maryland Tax-Free               29,121           33,728
--------------------------------------------------------------------------------
Pennsylvania Tax-Free           58,430          104,006
--------------------------------------------------------------------------------
Intermediate Fixed Income       46,685           26,003
--------------------------------------------------------------------------------
U.S. Government Bond            11,913           83,917
--------------------------------------------------------------------------------
Income                       1,067,525        1,056,715
--------------------------------------------------------------------------------
Balanced                       304,783          105,897
--------------------------------------------------------------------------------
Equity Income                   37,672           56,885
--------------------------------------------------------------------------------
Value Equity                   118,019          271,090
--------------------------------------------------------------------------------
Equity Index                   124,350           70,033
--------------------------------------------------------------------------------
Blue Chip Equity               144,691           91,457
--------------------------------------------------------------------------------
Capital Growth                 239,982          188,782
--------------------------------------------------------------------------------
Mid-Cap Equity                  45,013           42,122
--------------------------------------------------------------------------------
Small-Cap Equity               446,594          432,804
--------------------------------------------------------------------------------
International Equity Selection  19,748            8,487
--------------------------------------------------------------------------------
For federal income tax purposes, the cost of securities owned at April 30, 2000, was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at April 30, 2000, for each Portfolio is as follows:

                                                           NET
                                                       UNREALIZED
                           APPRECIATED  DEPRECIATED   APPRECIATION/
                           SECURITIES   SECURITIES   (DEPRECIATION)
     PORTFOLIO               (000)        (000)          (000)
------------------------------------------------------ -------------------------
     Short-Term Treasury      $   3  $   (657)       $   (654)
--------------------------------------------------------------------------------
     Short-Term Bond              2    (2,960)         (2,958)
--------------------------------------------------------------------------------
     Maryland Tax-Free        1,300    (4,480)         (3,180)
--------------------------------------------------------------------------------
     Pennsylvania Tax-Free      728    (7,138)         (6,410)
--------------------------------------------------------------------------------
     Intermediate Fixed Income  127    (5,027)         (4,900)
--------------------------------------------------------------------------------
     U.S. Government Bond         2   (10,634)        (10,632)
--------------------------------------------------------------------------------
     Income                     463   (13,447)        (12,984)
--------------------------------------------------------------------------------
     Balanced                58,385   (16,198)         42,187
--------------------------------------------------------------------------------
     Equity Income           27,490    (1,770)         25,720
--------------------------------------------------------------------------------
     Value Equity           180,847    (6,640)        174,207
--------------------------------------------------------------------------------
     Equity Index            38,587   (12,373)         26,214
--------------------------------------------------------------------------------
     Blue Chip Equity        87,791    (5,615)         82,176
--------------------------------------------------------------------------------
     Capital Growth          80,379    (5,120)         75,259
--------------------------------------------------------------------------------
     Mid-Cap Equity          36,666    (5,774)         30,892
--------------------------------------------------------------------------------
     Small-Cap Equity         5,027    (7,544)         (2,517)
--------------------------------------------------------------------------------
     International Equity
        Selection             7,629      (819)          6,810
--------------------------------------------------------------------------------

At April 30, 2000, the following Portfolios had capital loss carryforwards and post-October losses:

                                                             POST
                           CAPITAL LOSS                 OCTOBER 31, 1999
                           CARRYFORWARD                   DEFERRED
                             AMOUNT         EXPIRATION     LOSSES
     PORTFOLIO               (000)           DATE          (000)
--------------------------------------------------------------------------------
     Money Market         $      7           2006        $  --
--------------------------------------------------------------------------------
     Tax-Free Money Market       1           2008           --
--------------------------------------------------------------------------------
     U.S. Government
     Money Market               25           2005           --
                                 5           2006           --
                                11           2007           --
--------------------------------------------------------------------------------
     U.S.Treasury Money Market  25           2007           --
--------------------------------------------------------------------------------
     Short-Term Bond           320           2008           --
--------------------------------------------------------------------------------
     Maryland Tax-Free       1,026           2007           --
 -------------------------------------------------------------------------------
     Pennsylvania Tax-Free   2,231           2007           --
                             2,559           2008           --
--------------------------------------------------------------------------------
     U.S. Government Bond      724           2006        1,855
                               919           2007           --
                             1,280           2008           --
--------------------------------------------------------------------------------
     Income                  6,425           2007           --
                               954           2008           --


6. SECURITIES LENDING TRANSACTIONS

In order to generate additional income, certain Portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at April 30, 2000, income generated from the program during the year ended April 30, 2000, and the collateral purchased with cash received and held at April 30, 2000, with respect to such loans were as follows (000):

                                               INCOME RECEIVED
                            MARKET VALUE OF    FROM SECURITIES
     PORTFOLIO             LOANED SECURITIES       LENDING
--------------------------------------------------------------------------------
     Short-Term Bond            $11,018            $ 13
--------------------------------------------------------------------------------
     Intermediate Fixed
        Income                   13,878              20
--------------------------------------------------------------------------------
     U.S. Government
        Bond                     39,195              52
--------------------------------------------------------------------------------
     Income                      86,073             154
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                               Money      Other Fixed
     Collateral  Repurchase   Market        Income
     Portfolio   Agreements Instruments    Securities   Cash      Total
--------------------------------------------------------------------------------
     Short-Term
        Bond      $ 6,829      $125         $ 4,576     $203    $11,733
--------------------------------------------------------------------------------
     Intermediate
        Fixed
        Income      8,000       157           7,000        7     15,164
--------------------------------------------------------------------------------
     U.S. Government
        Bond       20,000        43          21,000       --     41,043
--------------------------------------------------------------------------------
     Income        50,071       298          40,705      503     91,577
--------------------------------------------------------------------------------

7. CONCENTRATION OF CREDIT RISK
The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in securities that include revenue bonds and general obligation bonds. At April 30, 2000, the percentage of portfolio investments by each revenue source was as follows:

                             MARYLAND          PENNSYLVANIA
                        TAX-FREE PORTFOLIO  TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------
     REVENUE BONDS:
--------------------------------------------------------------------------------
     Education                   14%                16%
--------------------------------------------------------------------------------
     Health Care                 22                 23
--------------------------------------------------------------------------------
     Transportation               5                 --
--------------------------------------------------------------------------------
     Utility                      3                  9
--------------------------------------------------------------------------------
     Housing                      3                  1
--------------------------------------------------------------------------------
     Public Facility              5                 13
--------------------------------------------------------------------------------
     Industrial                  --                 16
--------------------------------------------------------------------------------
     Other                        6                  6
--------------------------------------------------------------------------------
     General Obligations         42                 16
--------------------------------------------------------------------------------
                                100%               100%
--------------------------------------------------------------------------------


8. FUND MERGERS

On July 24, 1998, the assets of the ARK International Equity Portfolio were reorganized into the Govett International Equity Fund, a portfolio of The Govett Funds, Inc. Under the Agreement and Plan of Reorganization, 518,552 Institutional Class shares of the ARK International Equity Portfolio were exchanged for 464,675 Institutional Class shares of the Govett International Equity Fund in a tax-free exchange. The activity of the ARK International Equity Portfolio for the period May 1, 1998 to July 24, 1998, has not been reflected in these financial statements.

9. SHAREHOLDER VOTING RESULTS (UNAUDITED)

At a shareholder meeting held on July 24, 1998, the shareholders of the ARK International Equity Portfolio voted to approve an Agreement and Plan of Reorganization between the ARK International Equity Portfolio and the
Govett International Equity Fund. The results of the voting were as follows:

INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

                              % of Shares    % of Shares
               Shares Voted       Voted       Outstanding
               --------------  ----------    ------------
     FOR          474,354         99.96%        88.35%
     AGAINST          173          0.04%         0.03%
     ABSTAIN            0          0.00%         0.00%


10. SUBSEQUENT EVENTS (UNAUDITED)

The Govett Funds, Inc. has entered into an Agreement and Plan of Reorganization with ARK Funds. Under the agreement, the Govett Global Income Fund will be combined with the ARK Income Portfolio; Govett Smaller Companies Fund will be combined with the ARK Small-Cap Equity Portfolio; Govett International Equity Fund will be combined with the ARK International Equity Selection Portfolio or, if proposed investment policy and other changes are not implemented, the ARK International Equity Portfolio; and Govett Emerging Markets Equity Fund will be combined with the ARK Emerging Markets Equity Portfolio (which Portfolio will have nominal assets and liabilities before such combination). The Govett shares will be exchanged for shares of the corresponding ARK Portfolio. The Board of Govett Funds has approved the proposed reorganizations. A shareholder vote to approve the reorganizations is scheduled for July, 2000.

In addition, ARK Funds introduced four new Cash Management Portfolios on
May 1, 2000. Those Portfolios are: ARK U.S. Treasury Cash Management Portfolio, ARK U.S. Government Cash Management Portfolio, ARK Prime Cash Management Portfolio, and ARK Tax-Free Cash Management Portfolio.
--------------------------------------------------------------------------------
                                                                             115

                             NOTICE TO SHAREHOLDERS

                                   (Unaudited)

For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

For the fiscal year ended April 30, 2000, each Portfolio is designating the following items with regard to distributions paid during the year.


                              LONG TERM (20% RATE)    ORDINARY
                                  CAPITAL GAINS        INCOME         TAX EXEMPT
                                  DISTRIBUTIONS     DISTRIBUTIONS       INCOME                         QUALIFYING       FOREIGN
PORTFOLIO                          (TAX BASIS)       (TAX BASIS)     DISTRIBUTION         TOTAL       DIVIDENDS(1)    TAX CREDIT
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond                         1%               99%              0%             100%              0%             0%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Bond                    0%              100%              0%             100%              0%             0%
-----------------------------------------------------------------------------------------------------------------------------------
Value Equity                           99%                1%              0%             100%            100%             0%
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Selection         63%               37%              0%             100%              0%             0%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends that qualify for the corporate dividends received deduction.

                          INDEPENDENT AUDITORS' REPORT

DEAR TRUSTEES AND SHAREHOLDERS--ARK FUNDS:

We have audited the accompanying statements of net assets of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio (collectively "Money Market Portfolios"), Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio, portfolios of ARK Funds, (the "Portfolios"), as of April 30, 2000 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods presented on pages 104 through 109. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Short-Term Bond Portfolio, Pennsylvania Tax-Free Portfolio, U.S. Government Bond Portfolio, Value Equity Portfolio and International Equity Selection Portfolio, the financial highlights for the periods ended prior to March 1, 1998 were audited by other auditors whose report dated April 16, 1998, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio as of April 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above (except for the Portfolios and periods audited and reported on by other auditors as specified above), in conformity with accounting principles generally accepted in the United States of America.

/s/signature omitted

Boston Massachusetts
June 2, 2000

                                      NOTES

                                      NOTES

                                      NOTES

Investment Advisers
--------------------------------------------------------------------------------
Allied Investment Advisors, Inc.
Baltimore, Maryland

Trustees
--------------------------------------------------------------------------------
William H. Cowie, Jr.
David D. Downes
Charlotte R. Kerr
Thomas Schweizer
Richard B. Seidel

Administrator
--------------------------------------------------------------------------------
SEI Investments Mutual Funds Services
Oaks, Pennsylvania

Distributor
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
Oaks, Pennsylvania

Legal Counsel
--------------------------------------------------------------------------------
Kirkpatrick & Lockhart LLP
Washington, D.C.

Independent Auditors
--------------------------------------------------------------------------------
KPMG LLP
Boston, Massachusetts

Custodian
--------------------------------------------------------------------------------
Allfirst Trust
Baltimore, Maryland

--------------------------------------------------------------------------------
This report and the financial statements contained herein are submitted for the general information of the shareholders of the ARK Funds. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits or obligations of, or guaranteed or endorsed by Allfirst Trust, any of its affiliates, or any depository institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested.

[logo omitted]

101-624
25 South Charles Street
Baltimore, MD  21201

We are pleased to send you our Annual Report for the year ending 04/30/00. This report contains valuable information about your investments in the ARK Funds. Since we are required by law to send an annual report to each person listed as a shareholder, you ( or your household) may receive more than one report.

This material must be preceded or accompanied by a current prospectus. ARK-F-004-02